Prospectus
September 30, 2016
•	Voya Target In-Retirement Fund
Class/Ticker: R6/VTRWX
•	Voya Target Retirement 2020 Fund
Class/Ticker: R6/VTRBX
•	Voya Target Retirement 2025 Fund
Class/Ticker: R6/VTRDX
•	Voya Target Retirement 2030 Fund
Class/Ticker: R6/VTRFX
•	Voya Target Retirement 2035 Fund
Class/Ticker: R6/VTRHX
•	Voya Target Retirement 2040 Fund
Class/Ticker: R6/VTRKX
•	Voya Target Retirement 2045 Fund
Class/Ticker: R6/VTRNX
•	Voya Target Retirement 2050 Fund
Class/Ticker: R6/VTRPX
•	Voya Target Retirement 2055 Fund
Class/Ticker: R6/VTRRX
•	Voya Target Retirement 2060 Fund
Class/Ticker: R6/VTRUX

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.
E-Delivery Sign-up – details on back cover

Table of ContentsINDEX DESCRIPTIONS	133
FINANCIAL HIGHLIGHTS	134
ACCOMPANYING NOTES TO FINANCIAL HIGHLIGHTS	136
TO OBTAIN MORE INFORMATION	Back Cover

Voya Target In-Retirement Fund  (formerly, Voya In-Retirement Fund)
Investment Objective
The Fund seeks to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.
Fees and Expenses of the Fund
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees
Fees paid directly from your investment

Class	Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less
R6	None	None
Annual Fund Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class	R6
Management Fee	0.19%
Distribution and/or Shareholder Services (12b-1) Fees	None
Other Expenses[1]	8.59%
Acquired Fund Fees and Expenses	0.43%
Total Annual Fund Operating Expenses[2]	9.21%
Waivers and Reimbursements[3]	(8.56)%
Total Annual Fund Operating Expenses After Waivers and Reimbursements	0.65%
1	Other Expenses are based on estimated amounts for the current fiscal year.
2	Total Annual Fund Operating Expenses may be higher than the Fund's ratio of expenses to average net assets shown in the Fund's Financial Highlights, which reflect the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
3	The adviser is contractually obligated to limit expenses to 0.65% for Class R6 shares through October 1, 2017. The limitation does not extend to interest, taxes, investment-related costs, leverage expenses, and extraordinary expenses. This limitation is subject to possible recoupment by the adviser within 36 months of the waiver or reimbursement. The adviser is contractually obligated to waive 0.10% of the management fee through October 1, 2017. Termination or modification of these obligations requires approval by the Fund’s board.
Expense Example

The Example is intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example shows costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Example also assumes that your investment had a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
R6	Sold or Held	$66	1,908	3,599	7,240
The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example, affect the Fund's performance.
During the most recent fiscal year, the Fund's portfolio turnover rate was 44% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests primarily in a combination of Underlying Funds, which are actively managed funds or passively managed funds (index funds). The Underlying Funds may or may not be affiliated with the investment adviser. The Underlying Funds invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Fund uses an asset allocation strategy designed for investors expecting to retire soon or are already retired. The Fund's current approximate target investment allocation (expressed as a percentage of its net assets) (“Target Allocation”) among the Underlying Funds is: 35% in equity securities and 65% in debt instruments. As this is the Target Allocation, the actual allocation of the Fund's assets may deviate from the percentages shown.
The Target Allocation is measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to equity securities and debt instruments will vary from the Target Allocation if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Fund may periodically deviate from the Target Allocation based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocation. The sub-adviser (“Sub-Adviser”) may determine, in light of market conditions or other factors, to deviate by a wider margin in order to protect the Fund, to achieve its investment objective, or to take advantage of particular opportunities.
The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds, and cash and non-traditional asset classes (also known as alternative strategies) which include, but are not limited to, real estate, commodities, and floating rate loans.
Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value

Voya Target In-Retirement Fund

oriented, or a blend); emerging market securities; domestic and international real estate stocks, including real estate investment trusts; and natural resource/commodity securities.
Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international (including emerging markets) intermediate, long-term and short-term bonds; high-yield bonds commonly referred to as “junk bonds; ” floating rate loans; and Treasury inflation protected securities.
The Fund may invest in exchange-traded notes.
The Fund may also invest in derivatives, including futures and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical asset allocations, as a substitute for taking a position in the underlying asset, to seek to minimize risk, and to assist in managing cash.
The Fund may invest up to 50% of its total assets in Underlying Funds not affiliated with the investment adviser, including exchange-traded funds.
The Fund will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.
Principal Risks
You could lose money on an investment in the Fund. There is no guarantee that the Fund will provide adequate income at and through your retirement or for any of your financial goals. The value of your investment in the Fund changes with the values of the Underlying Funds and their investments. The Fund is subject to the following principal risks (either directly or through investments in one or more Underlying Funds). Any of these risks, among others, could affect the Fund's or an Underlying Fund's performance or cause the Fund or an Underlying Fund to lose money or to underperform market averages of other funds.
Asset Allocation: Investment performance depends on the manager’s skill in allocating assets among Underlying Funds and asset classes based on judgments by the manager. There is a risk that the manager may allocate assets to an Underlying Fund or asset class that underperforms compared to other Underlying Funds or asset classes.
Bank Instruments: Bank instruments include certificates of deposit, fixed time deposits, bankers’ acceptances, and other debt and deposit-type obligations issued by banks. Changes in economic, regulatory or political conditions, or other events that affect the banking industry may have an adverse effect on bank instruments or banking institutions that serve as counterparties in transactions with the Fund.
Commodities: Commodity prices can have significant volatility, and exposure to commodities can cause the net asset value of the Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them.
Company: The price of a company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, reduced demand for company goods or services, regulatory fines and judgments, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Credit: The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Credit Default Swaps: The Fund may enter into credit default swaps, either as a buyer or a seller of the swap. A buyer of a swap pays a fee to buy protection against the risk that a security will default. If no default occurs, the Fund will have paid the fee, but typically will recover nothing under the swap. A seller of a swap receives payment(s) in return for an obligation to pay the counterparty the full notional value of a security in the event of a default of the security issuer. As a seller of a swap, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the full notional value of the swap. Credit default swaps are particularly subject to counterparty, credit, valuation, liquidity and leveraging risks and the risk that the swap may not correlate as expected. Certain standardized swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity; however, there is no assurance that they will achieve that result, and in the meantime, central clearing and related requirements expose the Fund to new kinds of costs and risks.
Currency: To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Fund through foreign currency exchange transactions.
Deflation: Deflation occurs when prices throughout the economy decline over time - the opposite of inflation. When there is deflation, the principal and income of an inflation-protected bond will decline and could result in losses.
Derivative Instruments: Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Fund and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used
Voya Target In-Retirement Fund

for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.
Floating Rate Loans: In the event a borrower fails to pay scheduled interest or principal payments on a floating rate loan, the Fund will experience a reduction in its income and a decline in the market value of such investment. This will likely reduce the amount of dividends paid and may lead to a decline in the net asset value. If a floating rate loan is held by the Fund through another financial institution, or the Fund relies upon another financial institution to administer the loan, the receipt of scheduled interest or principal payments may be subject to the credit risk of such financial institution. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations under the loan. Furthermore, such collateral may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale. Additionally, the Fund may not receive the proceeds from the sale of a floating rate loan for a significant period of time as transactions in loans often settle on a delayed basis.
Foreign Investments/Developing and Emerging Markets: Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.
Growth Investing: Prices of growth stocks are more sensitive to investor perceptions of the issuing company’s growth potential and may fall quickly and significantly if investors suspect that actual growth may be less than expected. There is a risk that funds that invest in growth-oriented stocks may underperform other funds that invest more broadly. Growth stocks tend to be more volatile than value stocks, and may underperform the market as a whole over any given time period.
High-Yield Securities: Lower quality securities (including securities that have fallen below investment-grade and are classified as “junk bonds” or “high yield securities”) have greater credit risk and liquidity risk than higher quality (investment-grade) securities, and their issuers' long-term ability to make payments is considered speculative. Prices of lower quality bonds or other debt instruments are also more volatile, are more sensitive to negative news about the economy or the issuer, and have greater liquidity and price volatility risk.
Index Strategy: An Underlying Fund that seeks to track the index’s performance and does not use defensive strategies or attempt to reduce its exposure to poor performing securities in the index may underperform the overall market. To the extent an Underlying Fund’s investments track its target index, such Underlying Fund may underperform other funds that invest more broadly. The correlation between an Underlying Fund’s performance and index performance may be affected by an Underlying Fund’s expenses and the timing of purchases and redemptions of an Underlying Fund’s shares. In addition, an Underlying Fund’s actual holdings might not match the index and an Underlying Fund’s effective exposure to index securities at any given time may not precisely correlate.
Inflation-Indexed Bonds: If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. In addition, inflation-indexed bonds are subject to the usual risks associated with debt instruments, such as interest rate and credit risk. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
Interest Rate: With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, market interest rates in the United States are at or near historic lows, which may increase the Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For funds that invest in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. Increased redemptions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so and may lower returns. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential future changes in government policy may affect interest rates.

Voya Target In-Retirement Fund

Liquidity: If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund’s manager might wish to sell, or at all. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, exposing the Fund to the risk that the price at which it sells illiquid securities will be less than the price at which they were valued when held by the Fund. The prices of illiquid securities may be more volatile than more liquid investments. The risks associated with illiquid securities may be greater in times of financial stress. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.
Market: Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of the Fund to achieve its investment objectives.
Market Capitalization: Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in larger companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, more limited publicly available information, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may be more volatile and may decline significantly in market downturns.
Natural Resources/Commodity Securities: The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.
Other Investment Companies: The main risk of investing in other investment companies, including exchange-traded funds (“ETFs”), is the risk that the value of the securities underlying an investment company might decrease. Shares of investment companies that are listed on an exchange may trade at a discount or premium from their net asset value. You will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund. The investment policies of the other investment companies may not be the same as those of the Fund; as a result, an investment in the other investment companies may be subject to additional or different risks than those to which the Fund is typically subject.
Prepayment and Extension: Many types of debt instruments are subject to prepayment and extension risk. Prepayment risk is the risk that the issuer of a debt instrument will pay back the principal earlier than expected. This may occur when interest rates decline. Prepayment may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a debt instrument subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Extension risk is the risk that the issuer of a debt instrument will pay back the principal later than expected. This may occur when interest rates rise. This may negatively affect performance, as the value of the debt instrument decreases when principal payments are made later than expected. Additionally, the Fund may be prevented from investing proceeds it would have received at a given time at the higher prevailing interest rates.
Real Estate Companies and Real Estate Investment Trusts (“REITs”): Investing in real estate companies and REITs may subject the Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, market interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property. Investments in REITs are affected by the management skill and creditworthiness of the REIT. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests.
Value Investing: Securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in market interest rates, corporate earnings and industrial production. The manager may be wrong in its assessment of a company’s value and the securities the Fund holds may not reach their full values. A particular risk of the Fund’s value approach is that some holdings may not recover and provide the capital growth anticipated or a security judged to be undervalued may actually be appropriately priced. The market may not favor value-oriented securities and may not favor equities at all. During those periods, the Fund’s relative performance may suffer. There is a risk that funds that invest in value-oriented stocks may underperform other funds that invest more broadly.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Voya Target In-Retirement Fund

Performance Information
The following information is intended to help you understand the risks of investing in the Fund. Because Class R6 shares of the Fund did not have a full calendar year of operations as of December 31, 2015, the following bar chart shows the changes in the Fund's Class I shares' performance from year to year, and the table compares the Fund's Class I shares' performance to the performance of a broad-based securities market index/indices for the same period. Class R6 shares and Class I shares of the Fund would have substantially similar performance because they invest in the same portfolio of securities and have similar expenses. The Fund's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The Fund's past performance (before and after taxes) is no guarantee of future results. For the most recent performance figures, go to www.voyainvestments.com/literature or call 1-800-992-0180.
Calendar Year Total Returns Class I
(as of December 31 of each year)

Best quarter: 4th 2013, 3.27% and Worst quarter: 3rd 2015, -2.52%
The Fund's Class I shares' year-to-date total return as of June 30, 2016: 3.63%
Average Annual Total Returns %
(for the periods ended December 31, 2015)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class I before taxes	%	0.01	N/A	N/A	4.57	12/20/12
After tax on distributions	%	-0.09	N/A	N/A	3.12
After tax on distributions with sale	%	0.04	N/A	N/A	2.98
S&P Target Date Retirement Income Index[1]	%	0.07	N/A	N/A	3.79
1	The index returns do not reflect deductions for fees, expenses, or taxes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax advantaged arrangements such as 401(k) plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown for Class I shares only. After-tax returns for other classes will vary.
Portfolio Management
Investment Adviser	Sub-Adviser
Voya Investments, LLC	Voya Investment Management Co. LLC

Portfolio Managers
Jody Hrazanek Portfolio Manager (since 12/15)	Halvard Kvaale, CIMA Portfolio Manager (since 12/12)
Paul Zemsky, CFA Portfolio Manager (since 12/12)
Purchase and Sale of Fund Shares
Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange opens for regular trading). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website at www.voyainvestments.com; by writing to us at Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034; or by calling us at 1-800-992-0180.
Minimum Initial Investment $ by share class

Class	R6
Certain institutional accounts	$1,000,000
Certain retirement plans	None
Non-qualified deferred compensation plans	None
Certain omnibus accounts	N/A
Pre-Authorized Investment Plan	N/A
The minimum initial investment requirement for Class R6 shares of the Fund is $1 million for certain institutional accounts. There is no minimum initial investment requirement for certain retirement plans and non-qualified deferred compensation plans. There are no minimums for additional investments.
Tax Information
The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax advantaged arrangement, such as a 401(k) plan or an individual retirement account. If you are investing through a tax advantaged arrangement, you may be taxed upon withdrawals from that arrangement.

Voya Target In-Retirement Fund

Voya Target Retirement 2020 Fund (formerly, Voya Retirement Solution 2020 Fund)
Investment Objective
Until the day prior to its Target Date (defined below), the Fund seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2020. On the Target Date, the Fund's investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.
Fees and Expenses of the Fund
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees
Fees paid directly from your investment

Class	Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less
R6	None	None
Annual Fund Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class	R6
Management Fee	0.19%
Distribution and/or Shareholder Services (12b-1) Fees	None
Other Expenses[1]	13.74%
Acquired Fund Fees and Expenses	0.55%
Total Annual Fund Operating Expenses[2]	14.48%
Waivers and Reimbursements[3]	(13.83)%
Total Annual Fund Operating Expenses After Waivers and Reimbursements	0.65%
1	Other Expenses are based on estimated amounts for the current fiscal year.
2	Total Annual Fund Operating Expenses may be higher than the Fund's ratio of expenses to average net assets shown in the Fund's Financial Highlights, which reflect the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
3	The adviser is contractually obligated to limit expenses to 0.65% for Class R6 shares through October 1, 2017. The limitation does not extend to interest, taxes, investment-related costs, leverage expenses, and extraordinary expenses. This limitation is subject to possible recoupment by the adviser within 36 months of the waiver or reimbursement. The adviser is contractually obligated to waive 0.10% of the management fee through October 1, 2017. Termination or modification of these obligations requires approval by the Fund’s board.
Expense Example

The Example is intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example shows costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Example also assumes that your investment had a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
R6	Sold or Held	$66	2,809	5,056	9,054
The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example, affect the Fund's performance.
During the most recent fiscal year, the Fund's portfolio turnover rate was 86% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests primarily in a combination of Underlying Funds, which are actively managed funds or passively managed funds (index funds). The Underlying Funds may or may not be affiliated with the investment adviser. The Underlying Funds invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Fund uses an asset allocation strategy designed for investors expecting to retire around the year 2020. The Fund's current approximate target investment allocation (expressed as a percentage of its net assets) (“Target Allocation”) among the Underlying Funds is as follows: 48% in equity securities and 52% in debt instruments. As this is the Target Allocation, the actual allocation of the Fund's assets may deviate from the percentages shown.
The Target Allocation is measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to equity securities and debt instruments will vary from the Target Allocation if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Fund may periodically deviate from the Target Allocation based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocation. The sub-adviser (“Sub-Adviser”) may determine, in light of market conditions or other factors, to deviate by a wider margin in order to protect the Fund, to achieve its investment objective, or to take advantage of particular opportunities.
The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds, and cash and non-traditional asset classes (also known as alternative strategies) which include, but are not limited to, real estate, commodities, and floating rate loans.

Voya Target Retirement 2020 Fund

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented, or a blend); emerging market securities; domestic and international real estate stocks, including real estate investment trusts; and natural resource/commodity securities.
Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international (including emerging markets) intermediate, long-term and short-term bonds; high-yield bonds commonly referred to as “junk bonds; ” floating rate loans; and Treasury inflation protected securities.
The Fund may invest in exchange-traded notes.
The Fund may also invest in derivatives, including futures and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical asset allocations, as a substitute for taking a position in the underlying asset, to seek to minimize risk, and to assist in managing cash.
The Fund may invest up to 50% of its total assets in Underlying Funds not affiliated with the investment adviser, including exchange-traded funds.
The Fund is structured and managed around a specific target retirement or financial goal date of 2020 (“Target Date”). The Target Date is the approximate year that an investor in the Fund would plan to make withdrawals from the Fund for retirement or other financial goals. The chart below shows the glide path and illustrates how the equity securities and debt instruments allocations will change over time. Generally, the Fund's glide path will transition to the target asset allocation illustrated below on an annual basis and become more conservative as the Fund approaches the Target Date. As the Fund approaches its Target Date in 2020, the Fund's Target Allocation is anticipated to be the same as that of Voya Target In-Retirement Fund, which is equal to approximately 35% equity securities and 65% debt instruments.
As the Fund's Target Allocation migrates toward that of Voya Target In-Retirement Fund by the Target Date, it is anticipated that the Fund would be merged with and into the Voya Target In-Retirement Fund. The Voya Target In-Retirement Fund is for those investors who are retired, nearing retirement or in need of making withdrawals from their portfolio soon.
In summary, the Fund is designed for an investor who plans to withdraw the value of the investor's investments in the Fund gradually on or after the Target Date. The mix of investments in the Fund's Target Allocation will change over time and seek to reduce investment risk as the Fund approaches its Target Date.
The Fund will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.
Principal Risks
You could lose money on an investment in the Fund, even near, at, or after the Target Date. There is no guarantee that the Fund will provide adequate income at and through your retirement or for any of your financial goals. The value of your investment in the Fund changes with the values of the Underlying Funds and their investments. The Fund is subject to the following principal risks (either directly or through investments in one or more Underlying Funds). Any of these risks, among others, could affect the Fund's or an Underlying Fund's performance or cause the Fund or an Underlying Fund to lose money or to underperform market averages of other funds.
Asset Allocation: Investment performance depends on the manager’s skill in allocating assets among Underlying Funds and asset classes based on judgments by the manager. There is a risk that the manager may allocate assets to an Underlying Fund or asset class that underperforms compared to other Underlying Funds or asset classes.
Bank Instruments: Bank instruments include certificates of deposit, fixed time deposits, bankers’ acceptances, and other debt and deposit-type obligations issued by banks. Changes in economic, regulatory or political conditions, or other events that affect the banking industry may have an adverse effect on bank instruments or banking institutions that serve as counterparties in transactions with the Fund.
Commodities: Commodity prices can have significant volatility, and exposure to commodities can cause the net asset value of the Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them.
Company: The price of a company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, reduced demand for company goods or services, regulatory fines and judgments, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Credit: The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.

Voya Target Retirement 2020 Fund

Credit Default Swaps: The Fund may enter into credit default swaps, either as a buyer or a seller of the swap. A buyer of a swap pays a fee to buy protection against the risk that a security will default. If no default occurs, the Fund will have paid the fee, but typically will recover nothing under the swap. A seller of a swap receives payment(s) in return for an obligation to pay the counterparty the full notional value of a security in the event of a default of the security issuer. As a seller of a swap, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the full notional value of the swap. Credit default swaps are particularly subject to counterparty, credit, valuation, liquidity and leveraging risks and the risk that the swap may not correlate as expected. Certain standardized swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity; however, there is no assurance that they will achieve that result, and in the meantime, central clearing and related requirements expose the Fund to new kinds of costs and risks.
Currency: To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Fund through foreign currency exchange transactions.
Deflation: Deflation occurs when prices throughout the economy decline over time - the opposite of inflation. When there is deflation, the principal and income of an inflation-protected bond will decline and could result in losses.
Derivative Instruments: Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Fund and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.
Floating Rate Loans: In the event a borrower fails to pay scheduled interest or principal payments on a floating rate loan, the Fund will experience a reduction in its income and a decline in the market value of such investment. This will likely reduce the amount of dividends paid and may lead to a decline in the net asset value. If a floating rate loan is held by the Fund through another financial institution, or the Fund relies upon another financial institution to administer the loan, the receipt of scheduled interest or principal payments may be subject to the credit risk of such financial institution. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations under the loan. Furthermore, such collateral may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale. Additionally, the Fund may not receive the proceeds from the sale of a floating rate loan for a significant period of time as transactions in loans often settle on a delayed basis.
Foreign Investments/Developing and Emerging Markets: Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.
Growth Investing: Prices of growth stocks are more sensitive to investor perceptions of the issuing company’s growth potential and may fall quickly and significantly if investors suspect that actual growth may be less than expected. There is a risk that funds that invest in growth-oriented stocks may underperform other funds that invest more broadly. Growth stocks tend to be more volatile than value stocks, and may underperform the market as a whole over any given time period.
High-Yield Securities: Lower quality securities (including securities that have fallen below investment-grade and are classified as “junk bonds” or “high yield securities”) have greater credit risk and liquidity risk than higher quality (investment-grade) securities, and their issuers' long-term ability to make payments is considered speculative. Prices of lower quality bonds or other debt instruments are also more volatile, are more sensitive to negative news about the economy or the issuer, and have greater liquidity and price volatility risk.
Index Strategy: An Underlying Fund that seeks to track the index’s performance and does not use defensive strategies or attempt to reduce its exposure to poor performing securities in the index may underperform the overall market. To the extent an Underlying Fund’s investments track its target index, such Underlying Fund may underperform other funds that invest more broadly. The correlation between an Underlying Fund’s performance and index performance may be affected by an
Voya Target Retirement 2020 Fund

Underlying Fund’s expenses and the timing of purchases and redemptions of an Underlying Fund’s shares. In addition, an Underlying Fund’s actual holdings might not match the index and an Underlying Fund’s effective exposure to index securities at any given time may not precisely correlate.
Inflation-Indexed Bonds: If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. In addition, inflation-indexed bonds are subject to the usual risks associated with debt instruments, such as interest rate and credit risk. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
Interest Rate: With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, market interest rates in the United States are at or near historic lows, which may increase the Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For funds that invest in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. Increased redemptions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so and may lower returns. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential future changes in government policy may affect interest rates.
Liquidity: If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund’s manager might wish to sell, or at all. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, exposing the Fund to the risk that the price at which it sells illiquid securities will be less than the price at which they were valued when held by the Fund. The prices of illiquid securities may be more volatile than more liquid investments. The risks associated with illiquid securities may be greater in times of financial stress. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.
Market: Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of the Fund to achieve its investment objectives.
Market Capitalization: Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in larger companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, more limited publicly available information, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may be more volatile and may decline significantly in market downturns.
Natural Resources/Commodity Securities: The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.
Other Investment Companies: The main risk of investing in other investment companies, including exchange-traded funds (“ETFs”), is the risk that the value of the securities underlying an investment company might decrease. Shares of investment companies that are listed on an exchange may trade at a discount or premium from their net asset value. You will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund. The investment policies of the other investment companies may not be the same as those of the Fund; as a result, an investment in the other investment companies may be subject to additional or different risks than those to which the Fund is typically subject.
Prepayment and Extension: Many types of debt instruments are subject to prepayment and extension risk. Prepayment risk is the risk that the issuer of a debt instrument will pay back the principal earlier than expected. This may occur when interest rates decline. Prepayment may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a debt instrument subject to prepayment has been purchased at a

Voya Target Retirement 2020 Fund

premium, the value of the premium would be lost in the event of prepayment. Extension risk is the risk that the issuer of a debt instrument will pay back the principal later than expected. This may occur when interest rates rise. This may negatively affect performance, as the value of the debt instrument decreases when principal payments are made later than expected. Additionally, the Fund may be prevented from investing proceeds it would have received at a given time at the higher prevailing interest rates.
Real Estate Companies and Real Estate Investment Trusts (“REITs”): Investing in real estate companies and REITs may subject the Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, market interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property. Investments in REITs are affected by the management skill and creditworthiness of the REIT. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests.
Value Investing: Securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in market interest rates, corporate earnings and industrial production. The manager may be wrong in its assessment of a company’s value and the securities the Fund holds may not reach their full values. A particular risk of the Fund’s value approach is that some holdings may not recover and provide the capital growth anticipated or a security judged to be undervalued may actually be appropriately priced. The market may not favor value-oriented securities and may not favor equities at all. During those periods, the Fund’s relative performance may suffer. There is a risk that funds that invest in value-oriented stocks may underperform other funds that invest more broadly.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Voya Target Retirement 2020 Fund

Performance Information
The following information is intended to help you understand the risks of investing in the Fund. Because Class R6 shares of the Fund did not have a full calendar year of operations as of December 31, 2015, the following bar chart shows the changes in the Fund's Class I shares' performance from year to year, and the table compares the Fund's Class I shares' performance to the performance of a broad-based securities market index/indices for the same period. Class R6 shares and Class I shares of the Fund would have substantially similar performance because they invest in the same portfolio of securities and have similar expenses. The Fund's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The Fund's past performance (before and after taxes) is no guarantee of future results. For the most recent performance figures, go to www.voyainvestments.com/literature or call 1-800-992-0180.
Calendar Year Total Returns Class I
(as of December 31 of each year)

Best quarter: 1st 2013, 4.73% and Worst quarter: 3rd 2015, -4.19%
The Fund's Class I shares' year-to-date total return as of June 30, 2016: 2.95%
Average Annual Total Returns %
(for the periods ended December 31, 2015)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class I before taxes	%	-0.13	N/A	N/A	6.25	12/20/12
After tax on distributions	%	-1.46	N/A	N/A	4.78
After tax on distributions with sale	%	0.63	N/A	N/A	4.44
S&P Target Date 2020 Index[1]	%	0.06	N/A	N/A	6.64
1	The index returns do not reflect deductions for fees, expenses, or taxes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax advantaged arrangements such as 401(k) plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown for Class I shares only. After-tax returns for other classes will vary.
Portfolio Management
Investment Adviser	Sub-Adviser
Voya Investments, LLC	Voya Investment Management Co. LLC

Portfolio Managers
Jody Hrazanek Portfolio Manager (since 12/15)	Halvard Kvaale, CIMA Portfolio Manager (since 12/12)
Paul Zemsky, CFA Portfolio Manager (since 12/12)
Purchase and Sale of Fund Shares
Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange opens for regular trading). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website at www.voyainvestments.com; by writing to us at Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034; or by calling us at 1-800-992-0180.
Minimum Initial Investment $ by share class

Class	R6
Certain institutional accounts	$1,000,000
Certain retirement plans	None
Non-qualified deferred compensation plans	None
Certain omnibus accounts	N/A
Pre-Authorized Investment Plan	N/A
The minimum initial investment requirement for Class R6 shares of the Fund is $1 million for certain institutional accounts. There is no minimum initial investment requirement for certain retirement plans and non-qualified deferred compensation plans. There are no minimums for additional investments.
Tax Information
The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax advantaged arrangement, such as a 401(k) plan or an individual retirement account. If you are investing through a tax advantaged arrangement, you may be taxed upon withdrawals from that arrangement.

Voya Target Retirement 2020 Fund

Voya Target Retirement 2025 Fund (formerly, Voya Retirement Solution 2025 Fund)
Investment Objective
Until the day prior to its Target Date (defined below), the Fund seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2025. On the Target Date, the Fund's investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.
Fees and Expenses of the Fund
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees
Fees paid directly from your investment

Class	Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less
R6	None	None
Annual Fund Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class	R6
Management Fee	0.17%
Distribution and/or Shareholder Services (12b-1) Fees	None
Other Expenses[1]	8.67%
Acquired Fund Fees and Expenses	0.55%
Total Annual Fund Operating Expenses[2]	9.39%
Waivers and Reimbursements[3]	(8.74)%
Total Annual Fund Operating Expenses After Waivers and Reimbursements	0.65%
1	Other Expenses are based on estimated amounts for the current fiscal year.
2	Total Annual Fund Operating Expenses may be higher than the Fund's ratio of expenses to average net assets shown in the Fund's Financial Highlights, which reflect the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
3	The adviser is contractually obligated to limit expenses to 0.65% for Class R6 shares through October 1, 2017. The limitation does not extend to interest, taxes, investment-related costs, leverage expenses, and extraordinary expenses. This limitation is subject to possible recoupment by the adviser within 36 months of the waiver or reimbursement. The adviser is contractually obligated to waive 0.10% of the management fee through October 1, 2017. Termination or modification of these obligations requires approval by the Fund’s board.
Expense Example

The Example is intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example shows costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Example also assumes that your investment had a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
R6	Sold or Held	$66	1,941	3,655	7,322
The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example, affect the Fund's performance.
During the most recent fiscal year, the Fund's portfolio turnover rate was 54% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests primarily in a combination of Underlying Funds, which are actively managed funds or passively managed funds (index funds). The Underlying Funds may or may not be affiliated with the investment adviser. The Underlying Funds invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Fund uses an asset allocation strategy designed for investors expecting to retire around the year 2025. The Fund's current approximate target investment allocation (expressed as a percentage of its net assets) (“Target Allocation”) among the Underlying Funds is as follows: 60% in equity securities and 40% in debt instruments. As this is the Target Allocation, the actual allocation of the Fund's assets may deviate from the percentages shown.
The Target Allocation is measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to equity securities and debt instruments will vary from the Target Allocation if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Fund may periodically deviate from the Target Allocation based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocation. The sub-adviser (“Sub-Adviser”) may determine, in light of market conditions or other factors, to deviate by a wider margin in order to protect the Fund, to achieve its investment objective, or to take advantage of particular opportunities.
The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds, and cash and non-traditional asset classes (also known as alternative strategies) which include, but are not limited to, real estate, commodities, and floating rate loans.

Voya Target Retirement 2025 Fund

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented, or a blend); emerging market securities; domestic and international real estate stocks, including real estate investment trusts; and natural resource/commodity securities.
Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international (including emerging markets) intermediate, long-term and short-term bonds; high-yield bonds commonly referred to as “junk bonds; ” floating rate loans; and Treasury inflation protected securities.
The Fund may invest in exchange-traded notes.
The Fund may also invest in derivatives, including futures and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical asset allocations, as a substitute for taking a position in the underlying asset, to seek to minimize risk, and to assist in managing cash.
The Fund may invest up to 50% of its total assets in Underlying Funds not affiliated with the investment adviser, including exchange-traded funds.
The Fund is structured and managed around a specific target retirement or financial goal date of 2025 (“Target Date”). The Target Date is the approximate year that an investor in the Fund would plan to make withdrawals from the Fund for retirement or other financial goals. The chart below shows the glide path and illustrates how the equity securities and debt instruments allocations will change over time. Generally, the Fund's glide path will transition to the target asset allocation illustrated below on an annual basis and become more conservative as the Fund approaches the Target Date. As the Fund approaches its Target Date in 2025, the Fund's Target Allocation is anticipated to be the same as that of Voya Target In-Retirement Fund, which is equal to approximately 35% equity securities and 65% debt instruments.
As the Fund's Target Allocation migrates toward that of Voya Target In-Retirement Fund by the Target Date, it is anticipated that the Fund would be merged with and into the Voya Target In-Retirement Fund. The Voya Target In-Retirement Fund is for those investors who are retired, nearing retirement or in need of making withdrawals from their portfolio soon.
In summary, the Fund is designed for an investor who plans to withdraw the value of the investor's investments in the Fund gradually on or after the Target Date. The mix of investments in the Fund's Target Allocation will change over time and seek to reduce investment risk as the Fund approaches its Target Date.
The Fund will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.
Principal Risks
You could lose money on an investment in the Fund, even near, at, or after the Target Date. There is no guarantee that the Fund will provide adequate income at and through your retirement or for any of your financial goals. The value of your investment in the Fund changes with the values of the Underlying Funds and their investments. The Fund is subject to the following principal risks (either directly or through investments in one or more Underlying Funds). Any of these risks, among others, could affect the Fund's or an Underlying Fund's performance or cause the Fund or an Underlying Fund to lose money or to underperform market averages of other funds.
Asset Allocation: Investment performance depends on the manager’s skill in allocating assets among Underlying Funds and asset classes based on judgments by the manager. There is a risk that the manager may allocate assets to an Underlying Fund or asset class that underperforms compared to other Underlying Funds or asset classes.
Bank Instruments: Bank instruments include certificates of deposit, fixed time deposits, bankers’ acceptances, and other debt and deposit-type obligations issued by banks. Changes in economic, regulatory or political conditions, or other events that affect the banking industry may have an adverse effect on bank instruments or banking institutions that serve as counterparties in transactions with the Fund.
Commodities: Commodity prices can have significant volatility, and exposure to commodities can cause the net asset value of the Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them.
Company: The price of a company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, reduced demand for company goods or services, regulatory fines and judgments, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Credit: The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.

Voya Target Retirement 2025 Fund

Credit Default Swaps: The Fund may enter into credit default swaps, either as a buyer or a seller of the swap. A buyer of a swap pays a fee to buy protection against the risk that a security will default. If no default occurs, the Fund will have paid the fee, but typically will recover nothing under the swap. A seller of a swap receives payment(s) in return for an obligation to pay the counterparty the full notional value of a security in the event of a default of the security issuer. As a seller of a swap, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the full notional value of the swap. Credit default swaps are particularly subject to counterparty, credit, valuation, liquidity and leveraging risks and the risk that the swap may not correlate as expected. Certain standardized swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity; however, there is no assurance that they will achieve that result, and in the meantime, central clearing and related requirements expose the Fund to new kinds of costs and risks.
Currency: To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Fund through foreign currency exchange transactions.
Deflation: Deflation occurs when prices throughout the economy decline over time - the opposite of inflation. When there is deflation, the principal and income of an inflation-protected bond will decline and could result in losses.
Derivative Instruments: Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Fund and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.
Floating Rate Loans: In the event a borrower fails to pay scheduled interest or principal payments on a floating rate loan, the Fund will experience a reduction in its income and a decline in the market value of such investment. This will likely reduce the amount of dividends paid and may lead to a decline in the net asset value. If a floating rate loan is held by the Fund through another financial institution, or the Fund relies upon another financial institution to administer the loan, the receipt of scheduled interest or principal payments may be subject to the credit risk of such financial institution. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations under the loan. Furthermore, such collateral may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale. Additionally, the Fund may not receive the proceeds from the sale of a floating rate loan for a significant period of time as transactions in loans often settle on a delayed basis.
Foreign Investments/Developing and Emerging Markets: Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.
Growth Investing: Prices of growth stocks are more sensitive to investor perceptions of the issuing company’s growth potential and may fall quickly and significantly if investors suspect that actual growth may be less than expected. There is a risk that funds that invest in growth-oriented stocks may underperform other funds that invest more broadly. Growth stocks tend to be more volatile than value stocks, and may underperform the market as a whole over any given time period.
High-Yield Securities: Lower quality securities (including securities that have fallen below investment-grade and are classified as “junk bonds” or “high yield securities”) have greater credit risk and liquidity risk than higher quality (investment-grade) securities, and their issuers' long-term ability to make payments is considered speculative. Prices of lower quality bonds or other debt instruments are also more volatile, are more sensitive to negative news about the economy or the issuer, and have greater liquidity and price volatility risk.
Index Strategy: An Underlying Fund that seeks to track the index’s performance and does not use defensive strategies or attempt to reduce its exposure to poor performing securities in the index may underperform the overall market. To the extent an Underlying Fund’s investments track its target index, such Underlying Fund may underperform other funds that invest more broadly. The correlation between an Underlying Fund’s performance and index performance may be affected by an
Voya Target Retirement 2025 Fund

Underlying Fund’s expenses and the timing of purchases and redemptions of an Underlying Fund’s shares. In addition, an Underlying Fund’s actual holdings might not match the index and an Underlying Fund’s effective exposure to index securities at any given time may not precisely correlate.
Inflation-Indexed Bonds: If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. In addition, inflation-indexed bonds are subject to the usual risks associated with debt instruments, such as interest rate and credit risk. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
Interest Rate: With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, market interest rates in the United States are at or near historic lows, which may increase the Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For funds that invest in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. Increased redemptions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so and may lower returns. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential future changes in government policy may affect interest rates.
Liquidity: If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund’s manager might wish to sell, or at all. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, exposing the Fund to the risk that the price at which it sells illiquid securities will be less than the price at which they were valued when held by the Fund. The prices of illiquid securities may be more volatile than more liquid investments. The risks associated with illiquid securities may be greater in times of financial stress. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.
Market: Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of the Fund to achieve its investment objectives.
Market Capitalization: Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in larger companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, more limited publicly available information, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may be more volatile and may decline significantly in market downturns.
Natural Resources/Commodity Securities: The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.
Other Investment Companies: The main risk of investing in other investment companies, including exchange-traded funds (“ETFs”), is the risk that the value of the securities underlying an investment company might decrease. Shares of investment companies that are listed on an exchange may trade at a discount or premium from their net asset value. You will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund. The investment policies of the other investment companies may not be the same as those of the Fund; as a result, an investment in the other investment companies may be subject to additional or different risks than those to which the Fund is typically subject.
Prepayment and Extension: Many types of debt instruments are subject to prepayment and extension risk. Prepayment risk is the risk that the issuer of a debt instrument will pay back the principal earlier than expected. This may occur when interest rates decline. Prepayment may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a debt instrument subject to prepayment has been purchased at a

Voya Target Retirement 2025 Fund

premium, the value of the premium would be lost in the event of prepayment. Extension risk is the risk that the issuer of a debt instrument will pay back the principal later than expected. This may occur when interest rates rise. This may negatively affect performance, as the value of the debt instrument decreases when principal payments are made later than expected. Additionally, the Fund may be prevented from investing proceeds it would have received at a given time at the higher prevailing interest rates.
Real Estate Companies and Real Estate Investment Trusts (“REITs”): Investing in real estate companies and REITs may subject the Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, market interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property. Investments in REITs are affected by the management skill and creditworthiness of the REIT. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests.
Value Investing: Securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in market interest rates, corporate earnings and industrial production. The manager may be wrong in its assessment of a company’s value and the securities the Fund holds may not reach their full values. A particular risk of the Fund’s value approach is that some holdings may not recover and provide the capital growth anticipated or a security judged to be undervalued may actually be appropriately priced. The market may not favor value-oriented securities and may not favor equities at all. During those periods, the Fund’s relative performance may suffer. There is a risk that funds that invest in value-oriented stocks may underperform other funds that invest more broadly.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance Information
The following information is intended to help you understand the risks of investing in the Fund. Because Class R6 shares of the Fund did not have a full calendar year of operations as of December 31, 2015, the following bar chart shows the changes in the Fund's Class I shares' performance from year to year, and the table compares the Fund's Class I shares' performance to the performance of a broad-based securities market index/indices for the same period. Class R6 shares and Class I shares of the Fund would have substantially similar performance because they invest in the same portfolio of securities and have similar expenses. The Fund's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The Fund's past performance (before and after taxes) is no guarantee of future results. For the most recent performance figures, go to www.voyainvestments.com/literature or call 1-800-992-0180.
Calendar Year Total Returns Class I
(as of December 31 of each year)

Best quarter: 4th 2013, 5.61% and Worst quarter: 3rd 2015, -5.25%
The Fund's Class I shares' year-to-date total return as of June 30, 2016: 2.37%
Average Annual Total Returns %
(for the periods ended December 31, 2015)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class I before taxes	%	-0.42	N/A	N/A	6.84	12/20/12
After tax on distributions	%	-0.51	N/A	N/A	5.17
After tax on distributions with sale	%	-0.19	N/A	N/A	4.78
S&P Target Date 2025 Index[1]	%	0.00	N/A	N/A	7.26
1	The index returns do not reflect deductions for fees, expenses, or taxes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax advantaged arrangements such as 401(k) plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown for Class I shares only. After-tax returns for other classes will vary.
Portfolio Management
Investment Adviser	Sub-Adviser
Voya Investments, LLC	Voya Investment Management Co. LLC

Portfolio Managers
Jody Hrazanek Portfolio Manager (since 12/15)	Halvard Kvaale, CIMA Portfolio Manager (since 12/12)
Paul Zemsky, CFA Portfolio Manager (since 12/12)
Voya Target Retirement 2025 Fund

Purchase and Sale of Fund Shares
Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange opens for regular trading). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website at www.voyainvestments.com; by writing to us at Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034; or by calling us at 1-800-992-0180.
Minimum Initial Investment $ by share class

Class	R6
Certain institutional accounts	$1,000,000
Certain retirement plans	None
Non-qualified deferred compensation plans	None
Certain omnibus accounts	N/A
Pre-Authorized Investment Plan	N/A
The minimum initial investment requirement for Class R6 shares of the Fund is $1 million for certain institutional accounts. There is no minimum initial investment requirement for certain retirement plans and non-qualified deferred compensation plans. There are no minimums for additional investments.
Tax Information
The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax advantaged arrangement, such as a 401(k) plan or an individual retirement account. If you are investing through a tax advantaged arrangement, you may be taxed upon withdrawals from that arrangement.

Voya Target Retirement 2025 Fund

Voya Target Retirement 2030 Fund  (formerly, Voya Retirement Solution 2030 Fund)
Investment Objective
Until the day prior to its Target Date (defined below), the Fund seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2030. On the Target Date, the Fund's investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.
Fees and Expenses of the Fund
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees
Fees paid directly from your investment

Class	Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less
R6	None	None
Annual Fund Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class	R6
Management Fee	0.19%
Distribution and/or Shareholder Services (12b-1) Fees	None
Other Expenses[1]	8.64%
Acquired Fund Fees and Expenses	0.53%
Total Annual Fund Operating Expenses[2]	9.36%
Waivers and Reimbursements[3]	(8.71)%
Total Annual Fund Operating Expenses After Waivers and Reimbursements	0.65%
1	Other Expenses are based on estimated amounts for the current fiscal year.
2	Total Annual Fund Operating Expenses may be higher than the Fund's ratio of expenses to average net assets shown in the Fund's Financial Highlights, which reflect the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
3	The adviser is contractually obligated to limit expenses to 0.65% for Class R6 shares through October 1, 2017. The limitation does not extend to interest, taxes, investment-related costs, leverage expenses, and extraordinary expenses. This limitation is subject to possible recoupment by the adviser within 36 months of the waiver or reimbursement. The adviser is contractually obligated to waive 0.10% of the management fee through October 1, 2017. Termination or modification of these obligations requires approval by the Fund’s board.
Expense Example

The Example is intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example shows costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Example also assumes that your investment had a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
R6	Sold or Held	$66	1,936	3,645	7,309
The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example, affect the Fund's performance.
During the most recent fiscal year, the Fund's portfolio turnover rate was 55% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests primarily in a combination of Underlying Funds, which are actively managed funds or passively managed funds (index funds). The Underlying Funds may or may not be affiliated with the investment adviser. The Underlying Funds invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Fund uses an asset allocation strategy designed for investors expecting to retire around the year 2030. The Fund's current approximate target investment allocation (expressed as a percentage of its net assets) (“Target Allocation”) among the Underlying Funds is as follows: 70% in equity securities and 30% in debt instruments. As this is the Target Allocation, the actual allocation of the Fund's assets may deviate from the percentages shown.
The Target Allocation is measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to equity securities and debt instruments will vary from the Target Allocation if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Fund may periodically deviate from the Target Allocation based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocation. The sub-adviser (“Sub-Adviser”) may determine, in light of market conditions or other factors, to deviate by a wider margin in order to protect the Fund, to achieve its investment objective, or to take advantage of particular opportunities.
The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds, and cash and non-traditional asset classes (also known as alternative strategies) which include, but are not limited to, real estate, commodities, and floating rate loans.

Voya Target Retirement 2030 Fund

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented, or a blend); emerging market securities; domestic and international real estate stocks, including real estate investment trusts; and natural resource/commodity securities.
Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international (including emerging markets) intermediate, long-term and short-term bonds; high-yield bonds commonly referred to as “junk bonds; ” floating rate loans; and Treasury inflation protected securities.
The Fund may invest in exchange-traded notes.
The Fund may also invest in derivatives, including futures and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical asset allocations, as a substitute for taking a position in the underlying asset, to seek to minimize risk, and to assist in managing cash.
The Fund may invest up to 50% of its total assets in Underlying Funds not affiliated with the investment adviser, including exchange-traded funds.
The Fund is structured and managed around a specific target retirement or financial goal date of 2030 (“Target Date”). The Target Date is the approximate year that an investor in the Fund would plan to make withdrawals from the Fund for retirement or other financial goals. The chart below shows the glide path and illustrates how the equity securities and debt instruments allocations will change over time. Generally, the Fund's glide path will transition to the target asset allocation illustrated below on an annual basis and become more conservative as the Fund approaches the Target Date. As the Fund approaches its Target Date in 2030, the Fund's Target Allocation is anticipated to be the same as that of Voya Target In-Retirement Fund, which is equal to approximately 35% equity securities and 65% debt instruments.
As the Fund's Target Allocation migrates toward that of Voya Target In-Retirement Fund by the Target Date, it is anticipated that the Fund would be merged with and into the Voya Target In-Retirement Fund. The Voya Target In-Retirement Fund is for those investors who are retired, nearing retirement or in need of making withdrawals from their portfolio soon.
In summary, the Fund is designed for an investor who plans to withdraw the value of the investor's investments in the Fund gradually on or after the Target Date. The mix of investments in the Fund's Target Allocation will change over time and seek to reduce investment risk as the Fund approaches its Target Date.
The Fund will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.
Principal Risks
You could lose money on an investment in the Fund, even near, at, or after the Target Date. There is no guarantee that the Fund will provide adequate income at and through your retirement or for any of your financial goals. The value of your investment in the Fund changes with the values of the Underlying Funds and their investments. The Fund is subject to the following principal risks (either directly or through investments in one or more Underlying Funds). Any of these risks, among others, could affect the Fund's or an Underlying Fund's performance or cause the Fund or an Underlying Fund to lose money or to underperform market averages of other funds.
Asset Allocation: Investment performance depends on the manager’s skill in allocating assets among Underlying Funds and asset classes based on judgments by the manager. There is a risk that the manager may allocate assets to an Underlying Fund or asset class that underperforms compared to other Underlying Funds or asset classes.
Bank Instruments: Bank instruments include certificates of deposit, fixed time deposits, bankers’ acceptances, and other debt and deposit-type obligations issued by banks. Changes in economic, regulatory or political conditions, or other events that affect the banking industry may have an adverse effect on bank instruments or banking institutions that serve as counterparties in transactions with the Fund.
Commodities: Commodity prices can have significant volatility, and exposure to commodities can cause the net asset value of the Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them.
Company: The price of a company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, reduced demand for company goods or services, regulatory fines and judgments, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Credit: The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.

Voya Target Retirement 2030 Fund

Credit Default Swaps: The Fund may enter into credit default swaps, either as a buyer or a seller of the swap. A buyer of a swap pays a fee to buy protection against the risk that a security will default. If no default occurs, the Fund will have paid the fee, but typically will recover nothing under the swap. A seller of a swap receives payment(s) in return for an obligation to pay the counterparty the full notional value of a security in the event of a default of the security issuer. As a seller of a swap, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the full notional value of the swap. Credit default swaps are particularly subject to counterparty, credit, valuation, liquidity and leveraging risks and the risk that the swap may not correlate as expected. Certain standardized swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity; however, there is no assurance that they will achieve that result, and in the meantime, central clearing and related requirements expose the Fund to new kinds of costs and risks.
Currency: To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Fund through foreign currency exchange transactions.
Deflation: Deflation occurs when prices throughout the economy decline over time - the opposite of inflation. When there is deflation, the principal and income of an inflation-protected bond will decline and could result in losses.
Derivative Instruments: Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Fund and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.
Floating Rate Loans: In the event a borrower fails to pay scheduled interest or principal payments on a floating rate loan, the Fund will experience a reduction in its income and a decline in the market value of such investment. This will likely reduce the amount of dividends paid and may lead to a decline in the net asset value. If a floating rate loan is held by the Fund through another financial institution, or the Fund relies upon another financial institution to administer the loan, the receipt of scheduled interest or principal payments may be subject to the credit risk of such financial institution. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations under the loan. Furthermore, such collateral may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale. Additionally, the Fund may not receive the proceeds from the sale of a floating rate loan for a significant period of time as transactions in loans often settle on a delayed basis.
Foreign Investments/Developing and Emerging Markets: Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.
Growth Investing: Prices of growth stocks are more sensitive to investor perceptions of the issuing company’s growth potential and may fall quickly and significantly if investors suspect that actual growth may be less than expected. There is a risk that funds that invest in growth-oriented stocks may underperform other funds that invest more broadly. Growth stocks tend to be more volatile than value stocks, and may underperform the market as a whole over any given time period.
High-Yield Securities: Lower quality securities (including securities that have fallen below investment-grade and are classified as “junk bonds” or “high yield securities”) have greater credit risk and liquidity risk than higher quality (investment-grade) securities, and their issuers' long-term ability to make payments is considered speculative. Prices of lower quality bonds or other debt instruments are also more volatile, are more sensitive to negative news about the economy or the issuer, and have greater liquidity and price volatility risk.
Index Strategy: An Underlying Fund that seeks to track the index’s performance and does not use defensive strategies or attempt to reduce its exposure to poor performing securities in the index may underperform the overall market. To the extent an Underlying Fund’s investments track its target index, such Underlying Fund may underperform other funds that invest more broadly. The correlation between an Underlying Fund’s performance and index performance may be affected by an
Voya Target Retirement 2030 Fund

Underlying Fund’s expenses and the timing of purchases and redemptions of an Underlying Fund’s shares. In addition, an Underlying Fund’s actual holdings might not match the index and an Underlying Fund’s effective exposure to index securities at any given time may not precisely correlate.
Inflation-Indexed Bonds: If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. In addition, inflation-indexed bonds are subject to the usual risks associated with debt instruments, such as interest rate and credit risk. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
Interest Rate: With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, market interest rates in the United States are at or near historic lows, which may increase the Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For funds that invest in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. Increased redemptions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so and may lower returns. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential future changes in government policy may affect interest rates.
Liquidity: If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund’s manager might wish to sell, or at all. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, exposing the Fund to the risk that the price at which it sells illiquid securities will be less than the price at which they were valued when held by the Fund. The prices of illiquid securities may be more volatile than more liquid investments. The risks associated with illiquid securities may be greater in times of financial stress. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.
Market: Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of the Fund to achieve its investment objectives.
Market Capitalization: Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in larger companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, more limited publicly available information, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may be more volatile and may decline significantly in market downturns.
Natural Resources/Commodity Securities: The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.
Other Investment Companies: The main risk of investing in other investment companies, including exchange-traded funds (“ETFs”), is the risk that the value of the securities underlying an investment company might decrease. Shares of investment companies that are listed on an exchange may trade at a discount or premium from their net asset value. You will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund. The investment policies of the other investment companies may not be the same as those of the Fund; as a result, an investment in the other investment companies may be subject to additional or different risks than those to which the Fund is typically subject.
Prepayment and Extension: Many types of debt instruments are subject to prepayment and extension risk. Prepayment risk is the risk that the issuer of a debt instrument will pay back the principal earlier than expected. This may occur when interest rates decline. Prepayment may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a debt instrument subject to prepayment has been purchased at a

Voya Target Retirement 2030 Fund

premium, the value of the premium would be lost in the event of prepayment. Extension risk is the risk that the issuer of a debt instrument will pay back the principal later than expected. This may occur when interest rates rise. This may negatively affect performance, as the value of the debt instrument decreases when principal payments are made later than expected. Additionally, the Fund may be prevented from investing proceeds it would have received at a given time at the higher prevailing interest rates.
Real Estate Companies and Real Estate Investment Trusts (“REITs”): Investing in real estate companies and REITs may subject the Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, market interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property. Investments in REITs are affected by the management skill and creditworthiness of the REIT. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests.
Value Investing: Securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in market interest rates, corporate earnings and industrial production. The manager may be wrong in its assessment of a company’s value and the securities the Fund holds may not reach their full values. A particular risk of the Fund’s value approach is that some holdings may not recover and provide the capital growth anticipated or a security judged to be undervalued may actually be appropriately priced. The market may not favor value-oriented securities and may not favor equities at all. During those periods, the Fund’s relative performance may suffer. There is a risk that funds that invest in value-oriented stocks may underperform other funds that invest more broadly.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance Information
The following information is intended to help you understand the risks of investing in the Fund. Because Class R6 shares of the Fund did not have a full calendar year of operations as of December 31, 2015, the following bar chart shows the changes in the Fund's Class I shares' performance from year to year, and the table compares the Fund's Class I shares' performance to the performance of a broad-based securities market index/indices for the same period. Class R6 shares and Class I shares of the Fund would have substantially similar performance because they invest in the same portfolio of securities and have similar expenses. The Fund's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The Fund's past performance (before and after taxes) is no guarantee of future results. For the most recent performance figures, go to www.voyainvestments.com/literature or call 1-800-992-0180.
Calendar Year Total Returns Class I
(as of December 31 of each year)

Best quarter: 4th 2013, 6.18% and Worst quarter: 3rd 2015, -6.03%
The Fund's Class I shares' year-to-date total return as of June 30, 2016: 2.17%
Average Annual Total Returns %
(for the periods ended December 31, 2015)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class I before taxes	%	-0.65	N/A	N/A	7.73	12/20/12
After tax on distributions	%	-0.77	N/A	N/A	5.88
After tax on distributions with sale	%	-0.33	N/A	N/A	5.47
S&P Target Date 2030 Index[1]	%	-0.05	N/A	N/A	7.88
1	The index returns do not reflect deductions for fees, expenses, or taxes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax advantaged arrangements such as 401(k) plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown for Class I shares only. After-tax returns for other classes will vary.
Portfolio Management
Investment Adviser	Sub-Adviser
Voya Investments, LLC	Voya Investment Management Co. LLC

Portfolio Managers
Jody Hrazanek Portfolio Manager (since 12/15)	Halvard Kvaale, CIMA Portfolio Manager (since 12/12)
Paul Zemsky, CFA Portfolio Manager (since 12/12)
Voya Target Retirement 2030 Fund

Purchase and Sale of Fund Shares
Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange opens for regular trading). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website at www.voyainvestments.com; by writing to us at Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034; or by calling us at 1-800-992-0180.
Minimum Initial Investment $ by share class

Class	R6
Certain institutional accounts	$1,000,000
Certain retirement plans	None
Non-qualified deferred compensation plans	None
Certain omnibus accounts	N/A
Pre-Authorized Investment Plan	N/A
The minimum initial investment requirement for Class R6 shares of the Fund is $1 million for certain institutional accounts. There is no minimum initial investment requirement for certain retirement plans and non-qualified deferred compensation plans. There are no minimums for additional investments.
Tax Information
The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax advantaged arrangement, such as a 401(k) plan or an individual retirement account. If you are investing through a tax advantaged arrangement, you may be taxed upon withdrawals from that arrangement.

Voya Target Retirement 2030 Fund

Voya Target Retirement 2035 Fund  (formerly, Voya Retirement Solution 2035 Fund)
Investment Objective
Until the day prior to its Target Date (defined below), the Fund seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2035. On the Target Date, the Fund's investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.
Fees and Expenses of the Fund
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees
Fees paid directly from your investment

Class	Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less
R6	None	None
Annual Fund Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class	R6
Management Fee	0.20%
Distribution and/or Shareholder Services (12b-1) Fees	None
Other Expenses[1]	8.66%
Acquired Fund Fees and Expenses	0.55%
Total Annual Fund Operating Expenses[2]	9.41%
Waivers and Reimbursements[3]	(8.76)%
Total Annual Fund Operating Expenses After Waivers and Reimbursements	0.65%
1	Other Expenses are based on estimated amounts for the current fiscal year.
2	Total Annual Fund Operating Expenses may be higher than the Fund's ratio of expenses to average net assets shown in the Fund's Financial Highlights, which reflect the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
3	The adviser is contractually obligated to limit expenses to 0.65% for Class R6 shares through October 1, 2017. The limitation does not extend to interest, taxes, investment-related costs, leverage expenses, and extraordinary expenses. This limitation is subject to possible recoupment by the adviser within 36 months of the waiver or reimbursement. The adviser is contractually obligated to waive 0.10% of the management fee through October 1, 2017. Termination or modification of these obligations requires approval by the Fund’s board.
Expense Example

The Example is intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example shows costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Example also assumes that your investment had a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
R6	Sold or Held	$66	1,945	3,661	7,331
The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example, affect the Fund's performance.
During the most recent fiscal year, the Fund's portfolio turnover rate was 43% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests primarily in a combination of Underlying Funds, which are actively managed funds or passively managed funds (index funds). The Underlying Funds may or may not be affiliated with the investment adviser. The Underlying Funds invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Fund uses an asset allocation strategy designed for investors expecting to retire around the year 2035. The Fund's current approximate target investment allocation (expressed as a percentage of its net assets) (“Target Allocation”) among the Underlying Funds is as follows: 79% in equity securities and 21% in debt instruments. As this is the Target Allocation, the actual allocation of the Fund's assets may deviate from the percentages shown.
The Target Allocation is measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to equity securities and debt instruments will vary from the Target Allocation if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Fund may periodically deviate from the Target Allocation based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocation. The sub-adviser (“Sub-Adviser”) may determine, in light of market conditions or other factors, to deviate by a wider margin in order to protect the Fund, to achieve its investment objective, or to take advantage of particular opportunities.
The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds, and cash and non-traditional asset classes (also known as alternative strategies) which include, but are not limited to, real estate, commodities, and floating rate loans.

Voya Target Retirement 2035 Fund

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented, or a blend); emerging market securities; domestic and international real estate stocks, including real estate investment trusts; and natural resource/commodity securities.
Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international (including emerging markets) intermediate, long-term and short-term bonds; high-yield bonds commonly referred to as “junk bonds; ” floating rate loans; and Treasury inflation protected securities.
The Fund may invest in exchange-traded notes.
The Fund may also invest in derivatives, including futures and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical asset allocations, as a substitute for taking a position in the underlying asset, to seek to minimize risk, and to assist in managing cash.
The Fund may invest up to 50% of its total assets in Underlying Funds not affiliated with the investment adviser, including exchange-traded funds.
The Fund is structured and managed around a specific target retirement or financial goal date of 2035 (“Target Date”). The Target Date is the approximate year that an investor in the Fund would plan to make withdrawals from the Fund for retirement or other financial goals. The chart below shows the glide path and illustrates how the equity securities and debt instruments allocations will change over time. Generally, the Fund's glide path will transition to the target asset allocation illustrated below on an annual basis and become more conservative as the Fund approaches the Target Date. As the Fund approaches its Target Date in 2035, the Fund's Target Allocation is anticipated to be the same as that of Voya Target In-Retirement Fund, which is equal to approximately 35% equity securities and 65% debt instruments.
As the Fund's Target Allocation migrates toward that of Voya Target In-Retirement Fund by the Target Date, it is anticipated that the Fund would be merged with and into the Voya Target In-Retirement Fund. The Voya Target In-Retirement Fund is for those investors who are retired, nearing retirement or in need of making withdrawals from their portfolio soon.
In summary, the Fund is designed for an investor who plans to withdraw the value of the investor's investments in the Fund gradually on or after the Target Date. The mix of investments in the Fund's Target Allocation will change over time and seek to reduce investment risk as the Fund approaches its Target Date.
The Fund will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.
Principal Risks
You could lose money on an investment in the Fund, even near, at, or after the Target Date. There is no guarantee that the Fund will provide adequate income at and through your retirement or for any of your financial goals. The value of your investment in the Fund changes with the values of the Underlying Funds and their investments. The Fund is subject to the following principal risks (either directly or through investments in one or more Underlying Funds). Any of these risks, among others, could affect the Fund's or an Underlying Fund's performance or cause the Fund or an Underlying Fund to lose money or to underperform market averages of other funds.
Asset Allocation: Investment performance depends on the manager’s skill in allocating assets among Underlying Funds and asset classes based on judgments by the manager. There is a risk that the manager may allocate assets to an Underlying Fund or asset class that underperforms compared to other Underlying Funds or asset classes.
Bank Instruments: Bank instruments include certificates of deposit, fixed time deposits, bankers’ acceptances, and other debt and deposit-type obligations issued by banks. Changes in economic, regulatory or political conditions, or other events that affect the banking industry may have an adverse effect on bank instruments or banking institutions that serve as counterparties in transactions with the Fund.
Commodities: Commodity prices can have significant volatility, and exposure to commodities can cause the net asset value of the Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them.
Company: The price of a company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, reduced demand for company goods or services, regulatory fines and judgments, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Credit: The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.

Voya Target Retirement 2035 Fund

Credit Default Swaps: The Fund may enter into credit default swaps, either as a buyer or a seller of the swap. A buyer of a swap pays a fee to buy protection against the risk that a security will default. If no default occurs, the Fund will have paid the fee, but typically will recover nothing under the swap. A seller of a swap receives payment(s) in return for an obligation to pay the counterparty the full notional value of a security in the event of a default of the security issuer. As a seller of a swap, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the full notional value of the swap. Credit default swaps are particularly subject to counterparty, credit, valuation, liquidity and leveraging risks and the risk that the swap may not correlate as expected. Certain standardized swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity; however, there is no assurance that they will achieve that result, and in the meantime, central clearing and related requirements expose the Fund to new kinds of costs and risks.
Currency: To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Fund through foreign currency exchange transactions.
Deflation: Deflation occurs when prices throughout the economy decline over time - the opposite of inflation. When there is deflation, the principal and income of an inflation-protected bond will decline and could result in losses.
Derivative Instruments: Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Fund and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.
Floating Rate Loans: In the event a borrower fails to pay scheduled interest or principal payments on a floating rate loan, the Fund will experience a reduction in its income and a decline in the market value of such investment. This will likely reduce the amount of dividends paid and may lead to a decline in the net asset value. If a floating rate loan is held by the Fund through another financial institution, or the Fund relies upon another financial institution to administer the loan, the receipt of scheduled interest or principal payments may be subject to the credit risk of such financial institution. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations under the loan. Furthermore, such collateral may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale. Additionally, the Fund may not receive the proceeds from the sale of a floating rate loan for a significant period of time as transactions in loans often settle on a delayed basis.
Foreign Investments/Developing and Emerging Markets: Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.
Growth Investing: Prices of growth stocks are more sensitive to investor perceptions of the issuing company’s growth potential and may fall quickly and significantly if investors suspect that actual growth may be less than expected. There is a risk that funds that invest in growth-oriented stocks may underperform other funds that invest more broadly. Growth stocks tend to be more volatile than value stocks, and may underperform the market as a whole over any given time period.
High-Yield Securities: Lower quality securities (including securities that have fallen below investment-grade and are classified as “junk bonds” or “high yield securities”) have greater credit risk and liquidity risk than higher quality (investment-grade) securities, and their issuers' long-term ability to make payments is considered speculative. Prices of lower quality bonds or other debt instruments are also more volatile, are more sensitive to negative news about the economy or the issuer, and have greater liquidity and price volatility risk.
Index Strategy: An Underlying Fund that seeks to track the index’s performance and does not use defensive strategies or attempt to reduce its exposure to poor performing securities in the index may underperform the overall market. To the extent an Underlying Fund’s investments track its target index, such Underlying Fund may underperform other funds that invest more broadly. The correlation between an Underlying Fund’s performance and index performance may be affected by an
Voya Target Retirement 2035 Fund

Underlying Fund’s expenses and the timing of purchases and redemptions of an Underlying Fund’s shares. In addition, an Underlying Fund’s actual holdings might not match the index and an Underlying Fund’s effective exposure to index securities at any given time may not precisely correlate.
Inflation-Indexed Bonds: If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. In addition, inflation-indexed bonds are subject to the usual risks associated with debt instruments, such as interest rate and credit risk. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
Interest Rate: With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, market interest rates in the United States are at or near historic lows, which may increase the Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For funds that invest in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. Increased redemptions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so and may lower returns. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential future changes in government policy may affect interest rates.
Liquidity: If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund’s manager might wish to sell, or at all. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, exposing the Fund to the risk that the price at which it sells illiquid securities will be less than the price at which they were valued when held by the Fund. The prices of illiquid securities may be more volatile than more liquid investments. The risks associated with illiquid securities may be greater in times of financial stress. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.
Market: Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of the Fund to achieve its investment objectives.
Market Capitalization: Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in larger companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, more limited publicly available information, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may be more volatile and may decline significantly in market downturns.
Natural Resources/Commodity Securities: The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.
Other Investment Companies: The main risk of investing in other investment companies, including exchange-traded funds (“ETFs”), is the risk that the value of the securities underlying an investment company might decrease. Shares of investment companies that are listed on an exchange may trade at a discount or premium from their net asset value. You will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund. The investment policies of the other investment companies may not be the same as those of the Fund; as a result, an investment in the other investment companies may be subject to additional or different risks than those to which the Fund is typically subject.
Prepayment and Extension: Many types of debt instruments are subject to prepayment and extension risk. Prepayment risk is the risk that the issuer of a debt instrument will pay back the principal earlier than expected. This may occur when interest rates decline. Prepayment may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a debt instrument subject to prepayment has been purchased at a

Voya Target Retirement 2035 Fund

premium, the value of the premium would be lost in the event of prepayment. Extension risk is the risk that the issuer of a debt instrument will pay back the principal later than expected. This may occur when interest rates rise. This may negatively affect performance, as the value of the debt instrument decreases when principal payments are made later than expected. Additionally, the Fund may be prevented from investing proceeds it would have received at a given time at the higher prevailing interest rates.
Real Estate Companies and Real Estate Investment Trusts (“REITs”): Investing in real estate companies and REITs may subject the Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, market interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property. Investments in REITs are affected by the management skill and creditworthiness of the REIT. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests.
Value Investing: Securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in market interest rates, corporate earnings and industrial production. The manager may be wrong in its assessment of a company’s value and the securities the Fund holds may not reach their full values. A particular risk of the Fund’s value approach is that some holdings may not recover and provide the capital growth anticipated or a security judged to be undervalued may actually be appropriately priced. The market may not favor value-oriented securities and may not favor equities at all. During those periods, the Fund’s relative performance may suffer. There is a risk that funds that invest in value-oriented stocks may underperform other funds that invest more broadly.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance Information
The following information is intended to help you understand the risks of investing in the Fund. Because Class R6 shares of the Fund did not have a full calendar year of operations as of December 31, 2015, the following bar chart shows the changes in the Fund's Class I shares' performance from year to year, and the table compares the Fund's Class I shares' performance to the performance of a broad-based securities market index/indices for the same period. Class R6 shares and Class I shares of the Fund would have substantially similar performance because they invest in the same portfolio of securities and have similar expenses. The Fund's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The Fund's past performance (before and after taxes) is no guarantee of future results. For the most recent performance figures, go to www.voyainvestments.com/literature or call 1-800-992-0180.
Calendar Year Total Returns Class I
(as of December 31 of each year)

Best quarter: 4th 2013, 6.62% and Worst quarter: 3rd 2015, -7.23%
The Fund's Class I shares' year-to-date total return as of June 30, 2016: 1.71%
Average Annual Total Returns %
(for the periods ended December 31, 2015)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class I before taxes	%	-1.04	N/A	N/A	7.83	12/20/12
After tax on distributions	%	-1.16	N/A	N/A	5.89
After tax on distributions with sale	%	-0.55	N/A	N/A	5.56
S&P Target Date 2035 Index[1]	%	-0.10	N/A	N/A	8.37
1	The index returns do not reflect deductions for fees, expenses, or taxes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax advantaged arrangements such as 401(k) plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown for Class I shares only. After-tax returns for other classes will vary.
Portfolio Management
Investment Adviser	Sub-Adviser
Voya Investments, LLC	Voya Investment Management Co. LLC

Portfolio Managers
Jody Hrazanek Portfolio Manager (since 12/15)	Halvard Kvaale, CIMA Portfolio Manager (since 12/12)
Paul Zemsky, CFA Portfolio Manager (since 12/12)
Voya Target Retirement 2035 Fund

Purchase and Sale of Fund Shares
Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange opens for regular trading). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website at www.voyainvestments.com; by writing to us at Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034; or by calling us at 1-800-992-0180.
Minimum Initial Investment $ by share class

Class	R6
Certain institutional accounts	$1,000,000
Certain retirement plans	None
Non-qualified deferred compensation plans	None
Certain omnibus accounts	N/A
Pre-Authorized Investment Plan	N/A
The minimum initial investment requirement for Class R6 shares of the Fund is $1 million for certain institutional accounts. There is no minimum initial investment requirement for certain retirement plans and non-qualified deferred compensation plans. There are no minimums for additional investments.
Tax Information
The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax advantaged arrangement, such as a 401(k) plan or an individual retirement account. If you are investing through a tax advantaged arrangement, you may be taxed upon withdrawals from that arrangement.

Voya Target Retirement 2035 Fund

Voya Target Retirement 2040 Fund  (formerly, Voya Retirement Solution 2040 Fund)
Investment Objective
Until the day prior to its Target Date (defined below), the Fund seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2040. On the Target Date, the Fund's investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.
Fees and Expenses of the Fund
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees
Fees paid directly from your investment

Class	Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less
R6	None	None
Annual Fund Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class	R6
Management Fee	0.20%
Distribution and/or Shareholder Services (12b-1) Fees	None
Other Expenses[1]	8.64%
Acquired Fund Fees and Expenses	0.55%
Total Annual Fund Operating Expenses[2]	9.39%
Waivers and Reimbursements[3]	(8.74)%
Total Annual Fund Operating Expenses After Waivers and Reimbursements	0.65%
1	Other Expenses are based on estimated amounts for the current fiscal year.
2	Total Annual Fund Operating Expenses may be higher than the Fund's ratio of expenses to average net assets shown in the Fund's Financial Highlights, which reflect the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
3	The adviser is contractually obligated to limit expenses to 0.65% for Class R6 shares through October 1, 2017. The limitation does not extend to interest, taxes, investment-related costs, leverage expenses, and extraordinary expenses. This limitation is subject to possible recoupment by the adviser within 36 months of the waiver or reimbursement. The adviser is contractually obligated to waive 0.10% of the management fee through October 1, 2017. Termination or modification of these obligations requires approval by the Fund’s board.
Expense Example

The Example is intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example shows costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Example also assumes that your investment had a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
R6	Sold or Held	$66	1,941	3,655	7,322
The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example, affect the Fund's performance.
During the most recent fiscal year, the Fund's portfolio turnover rate was 46% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests primarily in a combination of Underlying Funds, which are actively managed funds or passively managed funds (index funds). The Underlying Funds may or may not be affiliated with the investment adviser. The Underlying Funds invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Fund uses an asset allocation strategy designed for investors expecting to retire around the year 2040. The Fund's current approximate target investment allocation (expressed as a percentage of its net assets) (“Target Allocation”) among the Underlying Funds is as follows: 87% in equity securities and 13% in debt instruments. As this is the Target Allocation, the actual allocation of the Fund's assets may deviate from the percentages shown.
The Target Allocation is measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to equity securities and debt instruments will vary from the Target Allocation if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Fund may periodically deviate from the Target Allocation based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocation. The sub-adviser (“Sub-Adviser”) may determine, in light of market conditions or other factors, to deviate by a wider margin in order to protect the Fund, to achieve its investment objective, or to take advantage of particular opportunities.
The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds, and cash and non-traditional asset classes (also known as alternative strategies) which include, but are not limited to, real estate, commodities, and floating rate loans.

Voya Target Retirement 2040 Fund

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented, or a blend); emerging market securities; domestic and international real estate stocks, including real estate investment trusts; and natural resource/commodity securities.
Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international (including emerging markets) intermediate, long-term and short-term bonds; high-yield bonds commonly referred to as “junk bonds; ” floating rate loans; and Treasury inflation protected securities.
The Fund may invest in exchange-traded notes.
The Fund may also invest in derivatives, including futures and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical asset allocations, as a substitute for taking a position in the underlying asset, to seek to minimize risk, and to assist in managing cash.
The Fund may invest up to 50% of its total assets in Underlying Funds not affiliated with the investment adviser, including exchange-traded funds.
The Fund is structured and managed around a specific target retirement or financial goal date of 2040 (“Target Date”). The Target Date is the approximate year that an investor in the Fund would plan to make withdrawals from the Fund for retirement or other financial goals. The chart below shows the glide path and illustrates how the equity securities and debt instruments allocations will change over time. Generally, the Fund's glide path will transition to the target asset allocation illustrated below on an annual basis and become more conservative as the Fund approaches the Target Date. As the Fund approaches its Target Date in 2040, the Fund's Target Allocation is anticipated to be the same as that of Voya Target In-Retirement Fund, which is equal to approximately 35% equity securities and 65% debt instruments.
As the Fund's Target Allocation migrates toward that of Voya Target In-Retirement Fund by the Target Date, it is anticipated that the Fund would be merged with and into the Voya Target In-Retirement Fund. The Voya Target In-Retirement Fund is for those investors who are retired, nearing retirement or in need of making withdrawals from their portfolio soon.
In summary, the Fund is designed for an investor who plans to withdraw the value of the investor's investments in the Fund gradually on or after the Target Date. The mix of investments in the Fund's Target Allocation will change over time and seek to reduce investment risk as the Fund approaches its Target Date.
The Fund will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.
Principal Risks
You could lose money on an investment in the Fund, even near, at, or after the Target Date. There is no guarantee that the Fund will provide adequate income at and through your retirement or for any of your financial goals. The value of your investment in the Fund changes with the values of the Underlying Funds and their investments. The Fund is subject to the following principal risks (either directly or through investments in one or more Underlying Funds). Any of these risks, among others, could affect the Fund's or an Underlying Fund's performance or cause the Fund or an Underlying Fund to lose money or to underperform market averages of other funds.
Asset Allocation: Investment performance depends on the manager’s skill in allocating assets among Underlying Funds and asset classes based on judgments by the manager. There is a risk that the manager may allocate assets to an Underlying Fund or asset class that underperforms compared to other Underlying Funds or asset classes.
Bank Instruments: Bank instruments include certificates of deposit, fixed time deposits, bankers’ acceptances, and other debt and deposit-type obligations issued by banks. Changes in economic, regulatory or political conditions, or other events that affect the banking industry may have an adverse effect on bank instruments or banking institutions that serve as counterparties in transactions with the Fund.
Commodities: Commodity prices can have significant volatility, and exposure to commodities can cause the net asset value of the Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them.
Company: The price of a company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, reduced demand for company goods or services, regulatory fines and judgments, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Credit: The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.

Voya Target Retirement 2040 Fund

Credit Default Swaps: The Fund may enter into credit default swaps, either as a buyer or a seller of the swap. A buyer of a swap pays a fee to buy protection against the risk that a security will default. If no default occurs, the Fund will have paid the fee, but typically will recover nothing under the swap. A seller of a swap receives payment(s) in return for an obligation to pay the counterparty the full notional value of a security in the event of a default of the security issuer. As a seller of a swap, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the full notional value of the swap. Credit default swaps are particularly subject to counterparty, credit, valuation, liquidity and leveraging risks and the risk that the swap may not correlate as expected. Certain standardized swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity; however, there is no assurance that they will achieve that result, and in the meantime, central clearing and related requirements expose the Fund to new kinds of costs and risks.
Currency: To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Fund through foreign currency exchange transactions.
Deflation: Deflation occurs when prices throughout the economy decline over time - the opposite of inflation. When there is deflation, the principal and income of an inflation-protected bond will decline and could result in losses.
Derivative Instruments: Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Fund and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.
Floating Rate Loans: In the event a borrower fails to pay scheduled interest or principal payments on a floating rate loan, the Fund will experience a reduction in its income and a decline in the market value of such investment. This will likely reduce the amount of dividends paid and may lead to a decline in the net asset value. If a floating rate loan is held by the Fund through another financial institution, or the Fund relies upon another financial institution to administer the loan, the receipt of scheduled interest or principal payments may be subject to the credit risk of such financial institution. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations under the loan. Furthermore, such collateral may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale. Additionally, the Fund may not receive the proceeds from the sale of a floating rate loan for a significant period of time as transactions in loans often settle on a delayed basis.
Foreign Investments/Developing and Emerging Markets: Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.
Growth Investing: Prices of growth stocks are more sensitive to investor perceptions of the issuing company’s growth potential and may fall quickly and significantly if investors suspect that actual growth may be less than expected. There is a risk that funds that invest in growth-oriented stocks may underperform other funds that invest more broadly. Growth stocks tend to be more volatile than value stocks, and may underperform the market as a whole over any given time period.
High-Yield Securities: Lower quality securities (including securities that have fallen below investment-grade and are classified as “junk bonds” or “high yield securities”) have greater credit risk and liquidity risk than higher quality (investment-grade) securities, and their issuers' long-term ability to make payments is considered speculative. Prices of lower quality bonds or other debt instruments are also more volatile, are more sensitive to negative news about the economy or the issuer, and have greater liquidity and price volatility risk.
Index Strategy: An Underlying Fund that seeks to track the index’s performance and does not use defensive strategies or attempt to reduce its exposure to poor performing securities in the index may underperform the overall market. To the extent an Underlying Fund’s investments track its target index, such Underlying Fund may underperform other funds that invest more broadly. The correlation between an Underlying Fund’s performance and index performance may be affected by an
Voya Target Retirement 2040 Fund

Underlying Fund’s expenses and the timing of purchases and redemptions of an Underlying Fund’s shares. In addition, an Underlying Fund’s actual holdings might not match the index and an Underlying Fund’s effective exposure to index securities at any given time may not precisely correlate.
Inflation-Indexed Bonds: If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. In addition, inflation-indexed bonds are subject to the usual risks associated with debt instruments, such as interest rate and credit risk. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
Interest Rate: With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, market interest rates in the United States are at or near historic lows, which may increase the Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For funds that invest in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. Increased redemptions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so and may lower returns. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential future changes in government policy may affect interest rates.
Liquidity: If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund’s manager might wish to sell, or at all. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, exposing the Fund to the risk that the price at which it sells illiquid securities will be less than the price at which they were valued when held by the Fund. The prices of illiquid securities may be more volatile than more liquid investments. The risks associated with illiquid securities may be greater in times of financial stress. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.
Market: Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of the Fund to achieve its investment objectives.
Market Capitalization: Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in larger companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, more limited publicly available information, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may be more volatile and may decline significantly in market downturns.
Natural Resources/Commodity Securities: The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.
Other Investment Companies: The main risk of investing in other investment companies, including exchange-traded funds (“ETFs”), is the risk that the value of the securities underlying an investment company might decrease. Shares of investment companies that are listed on an exchange may trade at a discount or premium from their net asset value. You will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund. The investment policies of the other investment companies may not be the same as those of the Fund; as a result, an investment in the other investment companies may be subject to additional or different risks than those to which the Fund is typically subject.
Prepayment and Extension: Many types of debt instruments are subject to prepayment and extension risk. Prepayment risk is the risk that the issuer of a debt instrument will pay back the principal earlier than expected. This may occur when interest rates decline. Prepayment may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a debt instrument subject to prepayment has been purchased at a

Voya Target Retirement 2040 Fund

premium, the value of the premium would be lost in the event of prepayment. Extension risk is the risk that the issuer of a debt instrument will pay back the principal later than expected. This may occur when interest rates rise. This may negatively affect performance, as the value of the debt instrument decreases when principal payments are made later than expected. Additionally, the Fund may be prevented from investing proceeds it would have received at a given time at the higher prevailing interest rates.
Real Estate Companies and Real Estate Investment Trusts (“REITs”): Investing in real estate companies and REITs may subject the Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, market interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property. Investments in REITs are affected by the management skill and creditworthiness of the REIT. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests.
Value Investing: Securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in market interest rates, corporate earnings and industrial production. The manager may be wrong in its assessment of a company’s value and the securities the Fund holds may not reach their full values. A particular risk of the Fund’s value approach is that some holdings may not recover and provide the capital growth anticipated or a security judged to be undervalued may actually be appropriately priced. The market may not favor value-oriented securities and may not favor equities at all. During those periods, the Fund’s relative performance may suffer. There is a risk that funds that invest in value-oriented stocks may underperform other funds that invest more broadly.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance Information
The following information is intended to help you understand the risks of investing in the Fund. Because Class R6 shares of the Fund did not have a full calendar year of operations as of December 31, 2015, the following bar chart shows the changes in the Fund's Class I shares' performance from year to year, and the table compares the Fund's Class I shares' performance to the performance of a broad-based securities market index/indices for the same period. Class R6 shares and Class I shares of the Fund would have substantially similar performance because they invest in the same portfolio of securities and have similar expenses. The Fund's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The Fund's past performance (before and after taxes) is no guarantee of future results. For the most recent performance figures, go to www.voyainvestments.com/literature or call 1-800-992-0180.
Calendar Year Total Returns Class I
(as of December 31 of each year)

Best quarter: 4th 2013, 7.02% and Worst quarter: 3rd 2015, -7.61%
The Fund's Class I shares' year-to-date total return as of June 30, 2016: 1.60%
Average Annual Total Returns %
(for the periods ended December 31, 2015)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class I before taxes	%	-1.08	N/A	N/A	8.55	12/20/12
After tax on distributions	%	-1.21	N/A	N/A	6.52
After tax on distributions with sale	%	-0.57	N/A	N/A	6.14
S&P Target Date 2040 Index[1]	%	-0.15	N/A	N/A	8.71
1	The index returns do not reflect deductions for fees, expenses, or taxes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax advantaged arrangements such as 401(k) plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown for Class I shares only. After-tax returns for other classes will vary.
Portfolio Management
Investment Adviser	Sub-Adviser
Voya Investments, LLC	Voya Investment Management Co. LLC

Portfolio Managers
Jody Hrazanek Portfolio Manager (since 12/15)	Halvard Kvaale, CIMA Portfolio Manager (since 12/12)
Paul Zemsky, CFA Portfolio Manager (since 12/12)
Voya Target Retirement 2040 Fund

Purchase and Sale of Fund Shares
Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange opens for regular trading). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website at www.voyainvestments.com; by writing to us at Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034; or by calling us at 1-800-992-0180.
Minimum Initial Investment $ by share class

Class	R6
Certain institutional accounts	$1,000,000
Certain retirement plans	None
Non-qualified deferred compensation plans	None
Certain omnibus accounts	N/A
Pre-Authorized Investment Plan	N/A
The minimum initial investment requirement for Class R6 shares of the Fund is $1 million for certain institutional accounts. There is no minimum initial investment requirement for certain retirement plans and non-qualified deferred compensation plans. There are no minimums for additional investments.
Tax Information
The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax advantaged arrangement, such as a 401(k) plan or an individual retirement account. If you are investing through a tax advantaged arrangement, you may be taxed upon withdrawals from that arrangement.

Voya Target Retirement 2040 Fund

Voya Target Retirement 2045 Fund  (formerly, Voya Retirement Solution 2045 Fund)
Investment Objective
Until the day prior to its Target Date (defined below), the Fund seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2045. On the Target Date, the Fund's investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.
Fees and Expenses of the Fund
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees
Fees paid directly from your investment

Class	Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less
R6	None	None
Annual Fund Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class	R6
Management Fee	0.21%
Distribution and/or Shareholder Services (12b-1) Fees	None
Other Expenses[1]	8.60%
Acquired Fund Fees and Expenses	0.55%
Total Annual Fund Operating Expenses[2]	9.36%
Waivers and Reimbursements[3]	(8.71)%
Total Annual Fund Operating Expenses After Waivers and Reimbursements	0.65%
1	Other Expenses are based on estimated amounts for the current fiscal year.
2	Total Annual Fund Operating Expenses may be higher than the Fund's ratio of expenses to average net assets shown in the Fund's Financial Highlights, which reflect the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
3	The adviser is contractually obligated to limit expenses to 0.65% for Class R6 shares through October 1, 2017. The limitation does not extend to interest, taxes, investment-related costs, leverage expenses, and extraordinary expenses. This limitation is subject to possible recoupment by the adviser within 36 months of the waiver or reimbursement. The adviser is contractually obligated to waive 0.10% of the management fee through October 1, 2017. Termination or modification of these obligations requires approval by the Fund’s board.
Expense Example

The Example is intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example shows costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Example also assumes that your investment had a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
R6	Sold or Held	$66	1,936	3,645	7,309
The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example, affect the Fund's performance.
During the most recent fiscal year, the Fund's portfolio turnover rate was 35% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests primarily in a combination of Underlying Funds, which are actively managed funds or passively managed funds (index funds). The Underlying Funds may or may not be affiliated with the investment adviser. The Underlying Funds invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Fund uses an asset allocation strategy designed for investors expecting to retire around the year 2045. The Fund's current approximate target investment allocation (expressed as a percentage of its net assets) (“Target Allocation”) among the Underlying Funds is as follows: 94% in equity securities and 6% in debt instruments. As this is the Target Allocation, the actual allocation of the Fund's assets may deviate from the percentages shown.
The Target Allocation is measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to equity securities and debt instruments will vary from the Target Allocation if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Fund may periodically deviate from the Target Allocation based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocation. The sub-adviser (“Sub-Adviser”) may determine, in light of market conditions or other factors, to deviate by a wider margin in order to protect the Fund, to achieve its investment objective, or to take advantage of particular opportunities.
The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds, and cash and non-traditional asset classes (also known as alternative strategies) which include, but are not limited to, real estate, commodities, and floating rate loans.

Voya Target Retirement 2045 Fund

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented, or a blend); emerging market securities; domestic and international real estate stocks, including real estate investment trusts; and natural resource/commodity securities.
Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international (including emerging markets) intermediate, long-term and short-term bonds; high-yield bonds commonly referred to as “junk bonds; ” floating rate loans; and Treasury inflation protected securities.
The Fund may invest in exchange-traded notes.
The Fund may also invest in derivatives, including futures and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical asset allocations, as a substitute for taking a position in the underlying asset, to seek to minimize risk, and to assist in managing cash.
The Fund may invest up to 50% of its total assets in Underlying Funds not affiliated with the investment adviser, including exchange-traded funds.
The Fund is structured and managed around a specific target retirement or financial goal date of 2045 (“Target Date”). The Target Date is the approximate year that an investor in the Fund would plan to make withdrawals from the Fund for retirement or other financial goals. The chart below shows the glide path and illustrates how the equity securities and debt instruments allocations will change over time. Generally, the Fund's glide path will transition to the target asset allocation illustrated below on an annual basis and become more conservative as the Fund approaches the Target Date. As the Fund approaches its Target Date in 2045, the Fund's Target Allocation is anticipated to be the same as that of Voya Target In-Retirement Fund, which is equal to approximately 35% equity securities and 65% debt instruments.
As the Fund's Target Allocation migrates toward that of Voya Target In-Retirement Fund by the Target Date, it is anticipated that the Fund would be merged with and into the Voya Target In-Retirement Fund. The Voya Target In-Retirement Fund is for those investors who are retired, nearing retirement or in need of making withdrawals from their portfolio soon.
In summary, the Fund is designed for an investor who plans to withdraw the value of the investor's investments in the Fund gradually on or after the Target Date. The mix of investments in the Fund's Target Allocation will change over time and seek to reduce investment risk as the Fund approaches its Target Date.
The Fund will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.
Principal Risks
You could lose money on an investment in the Fund, even near, at, or after the Target Date. There is no guarantee that the Fund will provide adequate income at and through your retirement or for any of your financial goals. The value of your investment in the Fund changes with the values of the Underlying Funds and their investments. The Fund is subject to the following principal risks (either directly or through investments in one or more Underlying Funds). Any of these risks, among others, could affect the Fund's or an Underlying Fund's performance or cause the Fund or an Underlying Fund to lose money or to underperform market averages of other funds.
Asset Allocation: Investment performance depends on the manager’s skill in allocating assets among Underlying Funds and asset classes based on judgments by the manager. There is a risk that the manager may allocate assets to an Underlying Fund or asset class that underperforms compared to other Underlying Funds or asset classes.
Bank Instruments: Bank instruments include certificates of deposit, fixed time deposits, bankers’ acceptances, and other debt and deposit-type obligations issued by banks. Changes in economic, regulatory or political conditions, or other events that affect the banking industry may have an adverse effect on bank instruments or banking institutions that serve as counterparties in transactions with the Fund.
Commodities: Commodity prices can have significant volatility, and exposure to commodities can cause the net asset value of the Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them.
Company: The price of a company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, reduced demand for company goods or services, regulatory fines and judgments, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Credit: The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.

Voya Target Retirement 2045 Fund

Credit Default Swaps: The Fund may enter into credit default swaps, either as a buyer or a seller of the swap. A buyer of a swap pays a fee to buy protection against the risk that a security will default. If no default occurs, the Fund will have paid the fee, but typically will recover nothing under the swap. A seller of a swap receives payment(s) in return for an obligation to pay the counterparty the full notional value of a security in the event of a default of the security issuer. As a seller of a swap, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the full notional value of the swap. Credit default swaps are particularly subject to counterparty, credit, valuation, liquidity and leveraging risks and the risk that the swap may not correlate as expected. Certain standardized swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity; however, there is no assurance that they will achieve that result, and in the meantime, central clearing and related requirements expose the Fund to new kinds of costs and risks.
Currency: To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Fund through foreign currency exchange transactions.
Deflation: Deflation occurs when prices throughout the economy decline over time - the opposite of inflation. When there is deflation, the principal and income of an inflation-protected bond will decline and could result in losses.
Derivative Instruments: Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Fund and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.
Floating Rate Loans: In the event a borrower fails to pay scheduled interest or principal payments on a floating rate loan, the Fund will experience a reduction in its income and a decline in the market value of such investment. This will likely reduce the amount of dividends paid and may lead to a decline in the net asset value. If a floating rate loan is held by the Fund through another financial institution, or the Fund relies upon another financial institution to administer the loan, the receipt of scheduled interest or principal payments may be subject to the credit risk of such financial institution. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations under the loan. Furthermore, such collateral may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale. Additionally, the Fund may not receive the proceeds from the sale of a floating rate loan for a significant period of time as transactions in loans often settle on a delayed basis.
Foreign Investments/Developing and Emerging Markets: Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.
Growth Investing: Prices of growth stocks are more sensitive to investor perceptions of the issuing company’s growth potential and may fall quickly and significantly if investors suspect that actual growth may be less than expected. There is a risk that funds that invest in growth-oriented stocks may underperform other funds that invest more broadly. Growth stocks tend to be more volatile than value stocks, and may underperform the market as a whole over any given time period.
High-Yield Securities: Lower quality securities (including securities that have fallen below investment-grade and are classified as “junk bonds” or “high yield securities”) have greater credit risk and liquidity risk than higher quality (investment-grade) securities, and their issuers' long-term ability to make payments is considered speculative. Prices of lower quality bonds or other debt instruments are also more volatile, are more sensitive to negative news about the economy or the issuer, and have greater liquidity and price volatility risk.
Index Strategy: An Underlying Fund that seeks to track the index’s performance and does not use defensive strategies or attempt to reduce its exposure to poor performing securities in the index may underperform the overall market. To the extent an Underlying Fund’s investments track its target index, such Underlying Fund may underperform other funds that invest more broadly. The correlation between an Underlying Fund’s performance and index performance may be affected by an
Voya Target Retirement 2045 Fund

Underlying Fund’s expenses and the timing of purchases and redemptions of an Underlying Fund’s shares. In addition, an Underlying Fund’s actual holdings might not match the index and an Underlying Fund’s effective exposure to index securities at any given time may not precisely correlate.
Inflation-Indexed Bonds: If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. In addition, inflation-indexed bonds are subject to the usual risks associated with debt instruments, such as interest rate and credit risk. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
Interest Rate: With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, market interest rates in the United States are at or near historic lows, which may increase the Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For funds that invest in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. Increased redemptions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so and may lower returns. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential future changes in government policy may affect interest rates.
Liquidity: If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund’s manager might wish to sell, or at all. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, exposing the Fund to the risk that the price at which it sells illiquid securities will be less than the price at which they were valued when held by the Fund. The prices of illiquid securities may be more volatile than more liquid investments. The risks associated with illiquid securities may be greater in times of financial stress. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.
Market: Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of the Fund to achieve its investment objectives.
Market Capitalization: Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in larger companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, more limited publicly available information, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may be more volatile and may decline significantly in market downturns.
Natural Resources/Commodity Securities: The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.
Other Investment Companies: The main risk of investing in other investment companies, including exchange-traded funds (“ETFs”), is the risk that the value of the securities underlying an investment company might decrease. Shares of investment companies that are listed on an exchange may trade at a discount or premium from their net asset value. You will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund. The investment policies of the other investment companies may not be the same as those of the Fund; as a result, an investment in the other investment companies may be subject to additional or different risks than those to which the Fund is typically subject.
Prepayment and Extension: Many types of debt instruments are subject to prepayment and extension risk. Prepayment risk is the risk that the issuer of a debt instrument will pay back the principal earlier than expected. This may occur when interest rates decline. Prepayment may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a debt instrument subject to prepayment has been purchased at a

Voya Target Retirement 2045 Fund

premium, the value of the premium would be lost in the event of prepayment. Extension risk is the risk that the issuer of a debt instrument will pay back the principal later than expected. This may occur when interest rates rise. This may negatively affect performance, as the value of the debt instrument decreases when principal payments are made later than expected. Additionally, the Fund may be prevented from investing proceeds it would have received at a given time at the higher prevailing interest rates.
Real Estate Companies and Real Estate Investment Trusts (“REITs”): Investing in real estate companies and REITs may subject the Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, market interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property. Investments in REITs are affected by the management skill and creditworthiness of the REIT. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests.
Value Investing: Securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in market interest rates, corporate earnings and industrial production. The manager may be wrong in its assessment of a company’s value and the securities the Fund holds may not reach their full values. A particular risk of the Fund’s value approach is that some holdings may not recover and provide the capital growth anticipated or a security judged to be undervalued may actually be appropriately priced. The market may not favor value-oriented securities and may not favor equities at all. During those periods, the Fund’s relative performance may suffer. There is a risk that funds that invest in value-oriented stocks may underperform other funds that invest more broadly.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance Information
The following information is intended to help you understand the risks of investing in the Fund. Because Class R6 shares of the Fund did not have a full calendar year of operations as of December 31, 2015, the following bar chart shows the changes in the Fund's Class I shares' performance from year to year, and the table compares the Fund's Class I shares' performance to the performance of a broad-based securities market index/indices for the same period. Class R6 shares and Class I shares of the Fund would have substantially similar performance because they invest in the same portfolio of securities and have similar expenses. The Fund's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The Fund's past performance (before and after taxes) is no guarantee of future results. For the most recent performance figures, go to www.voyainvestments.com/literature or call 1-800-992-0180.
Calendar Year Total Returns Class I
(as of December 31 of each year)

Best quarter: 4th 2013, 7.35% and Worst quarter: 3rd 2015, -7.81%
The Fund's Class I shares' year-to-date total return as of June 30, 2016: 1.59%
Average Annual Total Returns %
(for the periods ended December 31, 2015)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class I before taxes	%	-1.04	N/A	N/A	8.84	12/20/12
After tax on distributions	%	-1.18	N/A	N/A	6.82
After tax on distributions with sale	%	-0.54	N/A	N/A	6.38
S&P Target Date 2045 Index[1]	%	-0.21	N/A	N/A	8.98
1	The index returns do not reflect deductions for fees, expenses, or taxes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax advantaged arrangements such as 401(k) plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown for Class I shares only. After-tax returns for other classes will vary.
Portfolio Management
Investment Adviser	Sub-Adviser
Voya Investments, LLC	Voya Investment Management Co. LLC

Portfolio Managers
Jody Hrazanek Portfolio Manager (since 12/15)	Halvard Kvaale, CIMA Portfolio Manager (since 12/12)
Paul Zemsky, CFA Portfolio Manager (since 12/12)
Voya Target Retirement 2045 Fund

Purchase and Sale of Fund Shares
Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange opens for regular trading). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website at www.voyainvestments.com; by writing to us at Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034; or by calling us at 1-800-992-0180.
Minimum Initial Investment $ by share class

Class	R6
Certain institutional accounts	$1,000,000
Certain retirement plans	None
Non-qualified deferred compensation plans	None
Certain omnibus accounts	N/A
Pre-Authorized Investment Plan	N/A
The minimum initial investment requirement for Class R6 shares of the Fund is $1 million for certain institutional accounts. There is no minimum initial investment requirement for certain retirement plans and non-qualified deferred compensation plans. There are no minimums for additional investments.
Tax Information
The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax advantaged arrangement, such as a 401(k) plan or an individual retirement account. If you are investing through a tax advantaged arrangement, you may be taxed upon withdrawals from that arrangement.

Voya Target Retirement 2045 Fund

Voya Target Retirement 2050 Fund (formerly, Voya Retirement Solution 2050 Fund)
Investment Objective
Until the day prior to its Target Date (defined below), the Fund seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2050. On the Target Date, the Fund's investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.
Fees and Expenses of the Fund
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees
Fees paid directly from your investment

Class	Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less
R6	None	None
Annual Fund Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class	R6
Management Fee	0.21%
Distribution and/or Shareholder Services (12b-1) Fees	None
Other Expenses[1]	8.57%
Acquired Fund Fees and Expenses	0.55%
Total Annual Fund Operating Expenses[2]	9.33%
Waivers and Reimbursements[3]	(8.68)%
Total Annual Fund Operating Expenses After Waivers and Reimbursements	0.65%
1	Other Expenses are based on estimated amounts for the current fiscal year.
2	Total Annual Fund Operating Expenses may be higher than the Fund's ratio of expenses to average net assets shown in the Fund's Financial Highlights, which reflect the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
3	The adviser is contractually obligated to limit expenses to 0.65% for Class R6 shares through October 1, 2017. The limitation does not extend to interest, taxes, investment-related costs, leverage expenses, and extraordinary expenses. This limitation is subject to possible recoupment by the adviser within 36 months of the waiver or reimbursement. The adviser is contractually obligated to waive 0.10% of the management fee through October 1, 2017. Termination or modification of these obligations requires approval by the Fund’s board.
Expense Example

The Example is intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example shows costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Example also assumes that your investment had a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
R6	Sold or Held	$66	1,930	3,636	7,295
The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example, affect the Fund's performance.
During the most recent fiscal year, the Fund's portfolio turnover rate was 34% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests primarily in a combination of Underlying Funds, which are actively managed funds or passively managed funds (index funds). The Underlying Funds may or may not be affiliated with the investment adviser. The Underlying Funds invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Fund uses an asset allocation strategy designed for investors expecting to retire around the year 2050. The Fund's current approximate target investment allocation (expressed as a percentage of its net assets) (“Target Allocation”) among the Underlying Funds is as follows: 95% in equity securities and 5% in debt instruments. As this is the Target Allocation, the actual allocation of the Fund's assets may deviate from the percentages shown.
The Target Allocation is measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to equity securities and debt instruments will vary from the Target Allocation if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Fund may periodically deviate from the Target Allocation based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocation. The sub-adviser (“Sub-Adviser”) may determine, in light of market conditions or other factors, to deviate by a wider margin in order to protect the Fund, to achieve its investment objective, or to take advantage of particular opportunities.
The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds, and cash and non-traditional asset classes (also known as alternative strategies) which include, but are not limited to, real estate, commodities, and floating rate loans.

Voya Target Retirement 2050 Fund

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented, or a blend); emerging market securities; domestic and international real estate stocks, including real estate investment trusts; and natural resource/commodity securities.
Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international (including emerging markets) intermediate, long-term and short-term bonds; high-yield bonds commonly referred to as “junk bonds; ” floating rate loans; and Treasury inflation protected securities.
The Fund may invest in exchange-traded notes.
The Fund may also invest in derivatives, including futures and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical asset allocations, as a substitute for taking a position in the underlying asset, to seek to minimize risk, and to assist in managing cash.
The Fund may invest up to 50% of its total assets in Underlying Funds not affiliated with the investment adviser, including exchange-traded funds.
The Fund is structured and managed around a specific target retirement or financial goal date of 2050 (“Target Date”). The Target Date is the approximate year that an investor in the Fund would plan to make withdrawals from the Fund for retirement or other financial goals. The chart below shows the glide path and illustrates how the equity securities and debt instruments allocations will change over time. Generally, the Fund's glide path will transition to the target asset allocation illustrated below on an annual basis and become more conservative as the Fund approaches the Target Date. As the Fund approaches its Target Date in 2050, the Fund's Target Allocation is anticipated to be the same as that of Voya Target In-Retirement Fund, which is equal to approximately 35% equity securities and 65% debt instruments.
As the Fund's Target Allocation migrates toward that of Voya Target In-Retirement Fund by the Target Date, it is anticipated that the Fund would be merged with and into the Voya Target In-Retirement Fund. The Voya Target In-Retirement Fund is for those investors who are retired, nearing retirement or in need of making withdrawals from their portfolio soon.
In summary, the Fund is designed for an investor who plans to withdraw the value of the investor's investments in the Fund gradually on or after the Target Date. The mix of investments in the Fund's Target Allocation will change over time and seek to reduce investment risk as the Fund approaches its Target Date.
The Fund will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.
Principal Risks
You could lose money on an investment in the Fund, even near, at, or after the Target Date. There is no guarantee that the Fund will provide adequate income at and through your retirement or for any of your financial goals. The value of your investment in the Fund changes with the values of the Underlying Funds and their investments. The Fund is subject to the following principal risks (either directly or through investments in one or more Underlying Funds). Any of these risks, among others, could affect the Fund's or an Underlying Fund's performance or cause the Fund or an Underlying Fund to lose money or to underperform market averages of other funds.
Asset Allocation: Investment performance depends on the manager’s skill in allocating assets among Underlying Funds and asset classes based on judgments by the manager. There is a risk that the manager may allocate assets to an Underlying Fund or asset class that underperforms compared to other Underlying Funds or asset classes.
Bank Instruments: Bank instruments include certificates of deposit, fixed time deposits, bankers’ acceptances, and other debt and deposit-type obligations issued by banks. Changes in economic, regulatory or political conditions, or other events that affect the banking industry may have an adverse effect on bank instruments or banking institutions that serve as counterparties in transactions with the Fund.
Commodities: Commodity prices can have significant volatility, and exposure to commodities can cause the net asset value of the Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them.
Company: The price of a company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, reduced demand for company goods or services, regulatory fines and judgments, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Credit: The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.

Voya Target Retirement 2050 Fund

Credit Default Swaps: The Fund may enter into credit default swaps, either as a buyer or a seller of the swap. A buyer of a swap pays a fee to buy protection against the risk that a security will default. If no default occurs, the Fund will have paid the fee, but typically will recover nothing under the swap. A seller of a swap receives payment(s) in return for an obligation to pay the counterparty the full notional value of a security in the event of a default of the security issuer. As a seller of a swap, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the full notional value of the swap. Credit default swaps are particularly subject to counterparty, credit, valuation, liquidity and leveraging risks and the risk that the swap may not correlate as expected. Certain standardized swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity; however, there is no assurance that they will achieve that result, and in the meantime, central clearing and related requirements expose the Fund to new kinds of costs and risks.
Currency: To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Fund through foreign currency exchange transactions.
Deflation: Deflation occurs when prices throughout the economy decline over time - the opposite of inflation. When there is deflation, the principal and income of an inflation-protected bond will decline and could result in losses.
Derivative Instruments: Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Fund and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.
Floating Rate Loans: In the event a borrower fails to pay scheduled interest or principal payments on a floating rate loan, the Fund will experience a reduction in its income and a decline in the market value of such investment. This will likely reduce the amount of dividends paid and may lead to a decline in the net asset value. If a floating rate loan is held by the Fund through another financial institution, or the Fund relies upon another financial institution to administer the loan, the receipt of scheduled interest or principal payments may be subject to the credit risk of such financial institution. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations under the loan. Furthermore, such collateral may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale. Additionally, the Fund may not receive the proceeds from the sale of a floating rate loan for a significant period of time as transactions in loans often settle on a delayed basis.
Foreign Investments/Developing and Emerging Markets: Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.
Growth Investing: Prices of growth stocks are more sensitive to investor perceptions of the issuing company’s growth potential and may fall quickly and significantly if investors suspect that actual growth may be less than expected. There is a risk that funds that invest in growth-oriented stocks may underperform other funds that invest more broadly. Growth stocks tend to be more volatile than value stocks, and may underperform the market as a whole over any given time period.
High-Yield Securities: Lower quality securities (including securities that have fallen below investment-grade and are classified as “junk bonds” or “high yield securities”) have greater credit risk and liquidity risk than higher quality (investment-grade) securities, and their issuers' long-term ability to make payments is considered speculative. Prices of lower quality bonds or other debt instruments are also more volatile, are more sensitive to negative news about the economy or the issuer, and have greater liquidity and price volatility risk.
Index Strategy: An Underlying Fund that seeks to track the index’s performance and does not use defensive strategies or attempt to reduce its exposure to poor performing securities in the index may underperform the overall market. To the extent an Underlying Fund’s investments track its target index, such Underlying Fund may underperform other funds that invest more broadly. The correlation between an Underlying Fund’s performance and index performance may be affected by an
Voya Target Retirement 2050 Fund

Underlying Fund’s expenses and the timing of purchases and redemptions of an Underlying Fund’s shares. In addition, an Underlying Fund’s actual holdings might not match the index and an Underlying Fund’s effective exposure to index securities at any given time may not precisely correlate.
Inflation-Indexed Bonds: If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. In addition, inflation-indexed bonds are subject to the usual risks associated with debt instruments, such as interest rate and credit risk. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
Interest Rate: With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, market interest rates in the United States are at or near historic lows, which may increase the Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For funds that invest in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. Increased redemptions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so and may lower returns. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential future changes in government policy may affect interest rates.
Liquidity: If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund’s manager might wish to sell, or at all. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, exposing the Fund to the risk that the price at which it sells illiquid securities will be less than the price at which they were valued when held by the Fund. The prices of illiquid securities may be more volatile than more liquid investments. The risks associated with illiquid securities may be greater in times of financial stress. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.
Market: Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of the Fund to achieve its investment objectives.
Market Capitalization: Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in larger companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, more limited publicly available information, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may be more volatile and may decline significantly in market downturns.
Natural Resources/Commodity Securities: The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.
Other Investment Companies: The main risk of investing in other investment companies, including exchange-traded funds (“ETFs”), is the risk that the value of the securities underlying an investment company might decrease. Shares of investment companies that are listed on an exchange may trade at a discount or premium from their net asset value. You will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund. The investment policies of the other investment companies may not be the same as those of the Fund; as a result, an investment in the other investment companies may be subject to additional or different risks than those to which the Fund is typically subject.
Prepayment and Extension: Many types of debt instruments are subject to prepayment and extension risk. Prepayment risk is the risk that the issuer of a debt instrument will pay back the principal earlier than expected. This may occur when interest rates decline. Prepayment may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a debt instrument subject to prepayment has been purchased at a

Voya Target Retirement 2050 Fund

premium, the value of the premium would be lost in the event of prepayment. Extension risk is the risk that the issuer of a debt instrument will pay back the principal later than expected. This may occur when interest rates rise. This may negatively affect performance, as the value of the debt instrument decreases when principal payments are made later than expected. Additionally, the Fund may be prevented from investing proceeds it would have received at a given time at the higher prevailing interest rates.
Real Estate Companies and Real Estate Investment Trusts (“REITs”): Investing in real estate companies and REITs may subject the Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, market interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property. Investments in REITs are affected by the management skill and creditworthiness of the REIT. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests.
Value Investing: Securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in market interest rates, corporate earnings and industrial production. The manager may be wrong in its assessment of a company’s value and the securities the Fund holds may not reach their full values. A particular risk of the Fund’s value approach is that some holdings may not recover and provide the capital growth anticipated or a security judged to be undervalued may actually be appropriately priced. The market may not favor value-oriented securities and may not favor equities at all. During those periods, the Fund’s relative performance may suffer. There is a risk that funds that invest in value-oriented stocks may underperform other funds that invest more broadly.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance Information
The following information is intended to help you understand the risks of investing in the Fund. Because Class R6 shares of the Fund did not have a full calendar year of operations as of December 31, 2015, the following bar chart shows the changes in the Fund's Class I shares' performance from year to year, and the table compares the Fund's Class I shares' performance to the performance of a broad-based securities market index/indices for the same period. Class R6 shares and Class I shares of the Fund would have substantially similar performance because they invest in the same portfolio of securities and have similar expenses. The Fund's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The Fund's past performance (before and after taxes) is no guarantee of future results. For the most recent performance figures, go to www.voyainvestments.com/literature or call 1-800-992-0180.
Calendar Year Total Returns Class I
(as of December 31 of each year)

Best quarter: 4th 2013, 7.39% and Worst quarter: 3rd 2015, -7.82%
The Fund's Class I shares' year-to-date total return as of June 30, 2016: 1.59%
Average Annual Total Returns %
(for the periods ended December 31, 2015)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class I before taxes	%	-1.05	N/A	N/A	8.83	12/20/12
After tax on distributions	%	-1.18	N/A	N/A	6.83
After tax on distributions with sale	%	-0.05	N/A	N/A	6.39
S&P Target Date 2050 Index[1]	%	-0.22	N/A	N/A	9.27
1	The index returns do not reflect deductions for fees, expenses, or taxes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax advantaged arrangements such as 401(k) plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown for Class I shares only. After-tax returns for other classes will vary.
Portfolio Management
Investment Adviser	Sub-Adviser
Voya Investments, LLC	Voya Investment Management Co. LLC

Portfolio Managers
Jody Hrazanek Portfolio Manager (since 12/15)	Halvard Kvaale, CIMA Portfolio Manager (since 12/12)
Paul Zemsky, CFA Portfolio Manager (since 12/12)
Voya Target Retirement 2050 Fund

Purchase and Sale of Fund Shares
Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange opens for regular trading). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website at www.voyainvestments.com; by writing to us at Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034; or by calling us at 1-800-992-0180.
Minimum Initial Investment $ by share class

Class	R6
Certain institutional accounts	$1,000,000
Certain retirement plans	None
Non-qualified deferred compensation plans	None
Certain omnibus accounts	N/A
Pre-Authorized Investment Plan	N/A
The minimum initial investment requirement for Class R6 shares of the Fund is $1 million for certain institutional accounts. There is no minimum initial investment requirement for certain retirement plans and non-qualified deferred compensation plans. There are no minimums for additional investments.
Tax Information
The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax advantaged arrangement, such as a 401(k) plan or an individual retirement account. If you are investing through a tax advantaged arrangement, you may be taxed upon withdrawals from that arrangement.

Voya Target Retirement 2050 Fund

Voya Target Retirement 2055 Fund  (formerly, Voya Retirement Solution 2055 Fund)
Investment Objective
Until the day prior to its Target Date (defined below), the Fund seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2055. On the Target Date, the Fund's investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.
Fees and Expenses of the Fund
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees
Fees paid directly from your investment

Class	Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less
R6	None	None
Annual Fund Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class	R6
Management Fee	0.22%
Distribution and/or Shareholder Services (12b-1) Fees	None
Other Expenses[1]	8.58%
Acquired Fund Fees and Expenses	0.54%
Total Annual Fund Operating Expenses[2]	9.34%
Waivers and Reimbursements[3]	(8.69)%
Total Annual Fund Operating Expenses After Waivers and Reimbursements	0.65%
1	Other Expenses are based on estimated amounts for the current fiscal year.
2	Total Annual Fund Operating Expenses may be higher than the Fund's ratio of expenses to average net assets shown in the Fund's Financial Highlights, which reflect the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
3	The adviser is contractually obligated to limit expenses to 0.65% for Class R6 shares through October 1, 2017. The limitation does not extend to interest, taxes, investment-related costs, leverage expenses, and extraordinary expenses. This limitation is subject to possible recoupment by the adviser within 36 months of the waiver or reimbursement. The adviser is contractually obligated to waive 0.10% of the management fee through October 1, 2017. Termination or modification of these obligations requires approval by the Fund’s board.
Expense Example

The Example is intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example shows costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Example also assumes that your investment had a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
R6	Sold or Held	$66	1,932	3,639	7,299
The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example, affect the Fund's performance.
During the most recent fiscal year, the Fund's portfolio turnover rate was 37% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests primarily in a combination of Underlying Funds, which are actively managed funds or passively managed funds (index funds). The Underlying Funds may or may not be affiliated with the investment adviser. The Underlying Funds invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Fund uses an asset allocation strategy designed for investors expecting to retire around the year 2055. The Fund's current approximate target investment allocation (expressed as a percentage of its net assets) (“Target Allocation”) among the Underlying Funds is as follows: 95% in equity securities and 5% in debt instruments. As this is the Target Allocation, the actual allocation of the Fund's assets may deviate from the percentages shown.
The Target Allocation is measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to equity securities and debt instruments will vary from the Target Allocation if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Fund may periodically deviate from the Target Allocation based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocation. The sub-adviser (“Sub-Adviser”) may determine, in light of market conditions or other factors, to deviate by a wider margin in order to protect the Fund, to achieve its investment objective, or to take advantage of particular opportunities.
The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds, and cash and non-traditional asset classes (also known as alternative strategies) which include, but are not limited to, real estate, commodities, and floating rate loans.

Voya Target Retirement 2055 Fund

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented, or a blend); emerging market securities; domestic and international real estate stocks, including real estate investment trusts; and natural resource/commodity securities.
Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international (including emerging markets) intermediate, long-term and short-term bonds; high-yield bonds commonly referred to as “junk bonds; ” floating rate loans; and Treasury inflation protected securities.
The Fund may invest in exchange-traded notes.
The Fund may also invest in derivatives, including futures and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical asset allocations, as a substitute for taking a position in the underlying asset, to seek to minimize risk, and to assist in managing cash.
The Fund may invest up to 50% of its total assets in Underlying Funds not affiliated with the investment adviser, including exchange-traded funds.
The Fund is structured and managed around a specific target retirement or financial goal date of 2055 (“Target Date”). The Target Date is the approximate year that an investor in the Fund would plan to make withdrawals from the Fund for retirement or other financial goals. The chart below shows the glide path and illustrates how the equity securities and debt instruments allocations will change over time. Generally, the Fund's glide path will transition to the target asset allocation illustrated below on an annual basis and become more conservative as the Fund approaches the Target Date. As the Fund approaches its Target Date in 2055, the Fund's Target Allocation is anticipated to be the same as that of Voya Target In-Retirement Fund, which is equal to approximately 35% equity securities and 65% debt instruments.
As the Fund's Target Allocation migrates toward that of Voya Target In-Retirement Fund by the Target Date, it is anticipated that the Fund would be merged with and into the Voya Target In-Retirement Fund. The Voya Target In-Retirement Fund is for those investors who are retired, nearing retirement or in need of making withdrawals from their portfolio soon.
In summary, the Fund is designed for an investor who plans to withdraw the value of the investor's investments in the Fund gradually on or after the Target Date. The mix of investments in the Fund's Target Allocation will change over time and seek to reduce investment risk as the Fund approaches its Target Date.
The Fund will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.
Principal Risks
You could lose money on an investment in the Fund, even near, at, or after the Target Date. There is no guarantee that the Fund will provide adequate income at and through your retirement or for any of your financial goals. The value of your investment in the Fund changes with the values of the Underlying Funds and their investments. The Fund is subject to the following principal risks (either directly or through investments in one or more Underlying Funds). Any of these risks, among others, could affect the Fund's or an Underlying Fund's performance or cause the Fund or an Underlying Fund to lose money or to underperform market averages of other funds.
Asset Allocation: Investment performance depends on the manager’s skill in allocating assets among Underlying Funds and asset classes based on judgments by the manager. There is a risk that the manager may allocate assets to an Underlying Fund or asset class that underperforms compared to other Underlying Funds or asset classes.
Bank Instruments: Bank instruments include certificates of deposit, fixed time deposits, bankers’ acceptances, and other debt and deposit-type obligations issued by banks. Changes in economic, regulatory or political conditions, or other events that affect the banking industry may have an adverse effect on bank instruments or banking institutions that serve as counterparties in transactions with the Fund.
Commodities: Commodity prices can have significant volatility, and exposure to commodities can cause the net asset value of the Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them.
Company: The price of a company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, reduced demand for company goods or services, regulatory fines and judgments, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Credit: The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.

Voya Target Retirement 2055 Fund

Credit Default Swaps: The Fund may enter into credit default swaps, either as a buyer or a seller of the swap. A buyer of a swap pays a fee to buy protection against the risk that a security will default. If no default occurs, the Fund will have paid the fee, but typically will recover nothing under the swap. A seller of a swap receives payment(s) in return for an obligation to pay the counterparty the full notional value of a security in the event of a default of the security issuer. As a seller of a swap, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the full notional value of the swap. Credit default swaps are particularly subject to counterparty, credit, valuation, liquidity and leveraging risks and the risk that the swap may not correlate as expected. Certain standardized swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity; however, there is no assurance that they will achieve that result, and in the meantime, central clearing and related requirements expose the Fund to new kinds of costs and risks.
Currency: To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Fund through foreign currency exchange transactions.
Deflation: Deflation occurs when prices throughout the economy decline over time - the opposite of inflation. When there is deflation, the principal and income of an inflation-protected bond will decline and could result in losses.
Derivative Instruments: Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Fund and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.
Floating Rate Loans: In the event a borrower fails to pay scheduled interest or principal payments on a floating rate loan, the Fund will experience a reduction in its income and a decline in the market value of such investment. This will likely reduce the amount of dividends paid and may lead to a decline in the net asset value. If a floating rate loan is held by the Fund through another financial institution, or the Fund relies upon another financial institution to administer the loan, the receipt of scheduled interest or principal payments may be subject to the credit risk of such financial institution. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations under the loan. Furthermore, such collateral may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale. Additionally, the Fund may not receive the proceeds from the sale of a floating rate loan for a significant period of time as transactions in loans often settle on a delayed basis.
Foreign Investments/Developing and Emerging Markets: Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.
Growth Investing: Prices of growth stocks are more sensitive to investor perceptions of the issuing company’s growth potential and may fall quickly and significantly if investors suspect that actual growth may be less than expected. There is a risk that funds that invest in growth-oriented stocks may underperform other funds that invest more broadly. Growth stocks tend to be more volatile than value stocks, and may underperform the market as a whole over any given time period.
High-Yield Securities: Lower quality securities (including securities that have fallen below investment-grade and are classified as “junk bonds” or “high yield securities”) have greater credit risk and liquidity risk than higher quality (investment-grade) securities, and their issuers' long-term ability to make payments is considered speculative. Prices of lower quality bonds or other debt instruments are also more volatile, are more sensitive to negative news about the economy or the issuer, and have greater liquidity and price volatility risk.
Index Strategy: An Underlying Fund that seeks to track the index’s performance and does not use defensive strategies or attempt to reduce its exposure to poor performing securities in the index may underperform the overall market. To the extent an Underlying Fund’s investments track its target index, such Underlying Fund may underperform other funds that invest more broadly. The correlation between an Underlying Fund’s performance and index performance may be affected by an
Voya Target Retirement 2055 Fund

Underlying Fund’s expenses and the timing of purchases and redemptions of an Underlying Fund’s shares. In addition, an Underlying Fund’s actual holdings might not match the index and an Underlying Fund’s effective exposure to index securities at any given time may not precisely correlate.
Inflation-Indexed Bonds: If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. In addition, inflation-indexed bonds are subject to the usual risks associated with debt instruments, such as interest rate and credit risk. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
Interest Rate: With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, market interest rates in the United States are at or near historic lows, which may increase the Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For funds that invest in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. Increased redemptions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so and may lower returns. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential future changes in government policy may affect interest rates.
Liquidity: If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund’s manager might wish to sell, or at all. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, exposing the Fund to the risk that the price at which it sells illiquid securities will be less than the price at which they were valued when held by the Fund. The prices of illiquid securities may be more volatile than more liquid investments. The risks associated with illiquid securities may be greater in times of financial stress. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.
Market: Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of the Fund to achieve its investment objectives.
Market Capitalization: Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in larger companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, more limited publicly available information, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may be more volatile and may decline significantly in market downturns.
Natural Resources/Commodity Securities: The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.
Other Investment Companies: The main risk of investing in other investment companies, including exchange-traded funds (“ETFs”), is the risk that the value of the securities underlying an investment company might decrease. Shares of investment companies that are listed on an exchange may trade at a discount or premium from their net asset value. You will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund. The investment policies of the other investment companies may not be the same as those of the Fund; as a result, an investment in the other investment companies may be subject to additional or different risks than those to which the Fund is typically subject.
Prepayment and Extension: Many types of debt instruments are subject to prepayment and extension risk. Prepayment risk is the risk that the issuer of a debt instrument will pay back the principal earlier than expected. This may occur when interest rates decline. Prepayment may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a debt instrument subject to prepayment has been purchased at a

Voya Target Retirement 2055 Fund

premium, the value of the premium would be lost in the event of prepayment. Extension risk is the risk that the issuer of a debt instrument will pay back the principal later than expected. This may occur when interest rates rise. This may negatively affect performance, as the value of the debt instrument decreases when principal payments are made later than expected. Additionally, the Fund may be prevented from investing proceeds it would have received at a given time at the higher prevailing interest rates.
Real Estate Companies and Real Estate Investment Trusts (“REITs”): Investing in real estate companies and REITs may subject the Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, market interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property. Investments in REITs are affected by the management skill and creditworthiness of the REIT. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests.
Value Investing: Securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in market interest rates, corporate earnings and industrial production. The manager may be wrong in its assessment of a company’s value and the securities the Fund holds may not reach their full values. A particular risk of the Fund’s value approach is that some holdings may not recover and provide the capital growth anticipated or a security judged to be undervalued may actually be appropriately priced. The market may not favor value-oriented securities and may not favor equities at all. During those periods, the Fund’s relative performance may suffer. There is a risk that funds that invest in value-oriented stocks may underperform other funds that invest more broadly.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance Information
The following information is intended to help you understand the risks of investing in the Fund. Because Class R6 shares of the Fund did not have a full calendar year of operations as of December 31, 2015, the following bar chart shows the changes in the Fund's Class I shares' performance from year to year, and the table compares the Fund's Class I shares' performance to the performance of a broad-based securities market index/indices for the same period. Class R6 shares and Class I shares of the Fund would have substantially similar performance because they invest in the same portfolio of securities and have similar expenses. The Fund's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The Fund's past performance (before and after taxes) is no guarantee of future results. For the most recent performance figures, go to www.voyainvestments.com/literature or call 1-800-992-0180.
Calendar Year Total Returns Class I
(as of December 31 of each year)

Best quarter: 4th 2013, 7.44% and Worst quarter: 3rd 2015, -7.99%
The Fund's Class I shares' year-to-date total return as of June 30, 2016: 1.40%
Average Annual Total Returns %
(for the periods ended December 31, 2015)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class I before taxes	%	-0.96	N/A	N/A	8.91	12/20/12
After tax on distributions	%	-1.09	N/A	N/A	6.88
After tax on distributions with sale	%	-0.49	N/A	N/A	6.43
S&P Target Date 2055+ Index[1]	%	-0.29	N/A	N/A	9.46
1	The index returns do not reflect deductions for fees, expenses, or taxes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax advantaged arrangements such as 401(k) plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown for Class I shares only. After-tax returns for other classes will vary.
Portfolio Management
Investment Adviser	Sub-Adviser
Voya Investments, LLC	Voya Investment Management Co. LLC

Portfolio Managers
Jody Hrazanek Portfolio Manager (since 12/15)	Halvard Kvaale, CIMA Portfolio Manager (since 12/12)
Paul Zemsky, CFA Portfolio Manager (since 12/12)
Voya Target Retirement 2055 Fund

Purchase and Sale of Fund Shares
Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange opens for regular trading). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website at www.voyainvestments.com; by writing to us at Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034; or by calling us at 1-800-992-0180.
Minimum Initial Investment $ by share class

Class	R6
Certain institutional accounts	$1,000,000
Certain retirement plans	None
Non-qualified deferred compensation plans	None
Certain omnibus accounts	N/A
Pre-Authorized Investment Plan	N/A
The minimum initial investment requirement for Class R6 shares of the Fund is $1 million for certain institutional accounts. There is no minimum initial investment requirement for certain retirement plans and non-qualified deferred compensation plans. There are no minimums for additional investments.
Tax Information
The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax advantaged arrangement, such as a 401(k) plan or an individual retirement account. If you are investing through a tax advantaged arrangement, you may be taxed upon withdrawals from that arrangement.

Voya Target Retirement 2055 Fund

Voya Target Retirement 2060 Fund  (formerly, Voya Retirement Solution 2060 Fund)
Investment Objective
Until the day prior to its Target Date (defined below), the Fund seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2060. On the Target Date, the Fund's investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.
Fees and Expenses of the Fund
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees
Fees paid directly from your investment

Class	Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less
R6	None	None
Annual Fund Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class	R6
Management Fee	0.22%
Distribution and/or Shareholder Services (12b-1) Fees	None
Other Expenses[1]	12.44%
Acquired Fund Fees and Expenses	0.54%
Total Annual Fund Operating Expenses[2]	13.20%
Waivers and Reimbursements[3]	(12.55)%
Total Annual Fund Operating Expenses After Waivers and Reimbursements	0.65%
1	Other Expenses are based on estimated amounts for the current fiscal year.
2	Total Annual Fund Operating Expenses may be higher than the Fund's ratio of expenses to average net assets shown in the Fund's Financial Highlights, which reflect the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
3	The adviser is contractually obligated to limit expenses to 0.65% for Class R6 shares through October 1, 2017. The limitation does not extend to interest, taxes, investment-related costs, leverage expenses, and extraordinary expenses. This limitation is subject to possible recoupment by the adviser within 36 months of the waiver or reimbursement. The adviser is contractually obligated to waive 0.10% of the management fee through October 1, 2017. Termination or modification of these obligations requires approval by the Fund’s board.
Expense Example

The Example is intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example shows costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Example also assumes that your investment had a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
R6	Sold or Held	$66	2,600	4,735	8,717
The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example, affect the Fund's performance.
During the most recent fiscal period, the Fund's portfolio turnover rate was 17% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests primarily in a combination of Underlying Funds, which are actively managed funds or passively managed funds (index funds). The Underlying Funds may or may not be affiliated with the investment adviser. The Underlying Funds invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Fund uses an asset allocation strategy designed for investors expecting to retire around the year 2060. The Fund's current approximate target investment allocation (expressed as a percentage of its net assets) (“Target Allocation”) among the Underlying Funds is as follows: 95% in equity securities and 5% in debt instruments. As this is the Target Allocation, the actual allocation of the Fund's assets may deviate from the percentages shown.
The Target Allocation is measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to equity securities and debt instruments will vary from the Target Allocation if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Fund may periodically deviate from the Target Allocation based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocation. The sub-adviser (“Sub-Adviser”) may determine, in light of market conditions or other factors, to deviate by a wider margin in order to protect the Fund, to achieve its investment objective, or to take advantage of particular opportunities.
The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds, and cash and non-traditional asset classes (also known as alternative strategies) which include, but are not limited to, real estate, commodities, and floating rate loans.

Voya Target Retirement 2060 Fund

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented, or a blend); emerging market securities; domestic and international real estate stocks, including real estate investment trusts; and natural resource/commodity securities.
Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international (including emerging markets) intermediate, long-term and short-term bonds; high-yield bonds commonly referred to as “junk bonds; ” floating rate loans; and Treasury inflation protected securities.
The Fund may invest in exchange-traded notes.
The Fund may also invest in derivatives, including futures and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical asset allocations, as a substitute for taking a position in the underlying asset, to seek to minimize risk, and to assist in managing cash.
The Fund may invest up to 50% of its total assets in Underlying Funds not affiliated with the investment adviser, including exchange-traded funds.
The Fund is structured and managed around a specific target retirement or financial goal date of 2060 (“Target Date”). The Target Date is the approximate year that an investor in the Fund would plan to make withdrawals from the Fund for retirement or other financial goals. The chart below shows the glide path and illustrates how the equity securities and debt instruments allocations will change over time. Generally, the Fund's glide path will transition to the target asset allocation illustrated below on an annual basis and become more conservative as the Fund approaches the Target Date. As the Fund approaches its Target Date in 2060, the Fund's Target Allocation is anticipated to be the same as that of Voya Target In-Retirement Fund, which is equal to approximately 35% equity securities and 65% debt instruments.
As the Fund's Target Allocation migrates toward that of Voya Target In-Retirement Fund by the Target Date, it is anticipated that the Fund would be merged with and into the Voya Target In-Retirement Fund. The Voya Target In-Retirement Fund is for those investors who are retired, nearing retirement or in need of making withdrawals from their portfolio soon.
In summary, the Fund is designed for an investor who plans to withdraw the value of the investor's investments in the Fund gradually on or after the Target Date. The mix of investments in the Fund's Target Allocation will change over time and seek to reduce investment risk as the Fund approaches its Target Date.
The Fund will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.
Principal Risks
You could lose money on an investment in the Fund, even near, at, or after the Target Date. There is no guarantee that the Fund will provide adequate income at and through your retirement or for any of your financial goals. The value of your investment in the Fund changes with the values of the Underlying Funds and their investments. The Fund is subject to the following principal risks (either directly or through investments in one or more Underlying Funds). Any of these risks, among others, could affect the Fund's or an Underlying Fund's performance or cause the Fund or an Underlying Fund to lose money or to underperform market averages of other funds.
Asset Allocation: Investment performance depends on the manager’s skill in allocating assets among Underlying Funds and asset classes based on judgments by the manager. There is a risk that the manager may allocate assets to an Underlying Fund or asset class that underperforms compared to other Underlying Funds or asset classes.
Bank Instruments: Bank instruments include certificates of deposit, fixed time deposits, bankers’ acceptances, and other debt and deposit-type obligations issued by banks. Changes in economic, regulatory or political conditions, or other events that affect the banking industry may have an adverse effect on bank instruments or banking institutions that serve as counterparties in transactions with the Fund.
Commodities: Commodity prices can have significant volatility, and exposure to commodities can cause the net asset value of the Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them.
Company: The price of a company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, reduced demand for company goods or services, regulatory fines and judgments, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Credit: The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.

Voya Target Retirement 2060 Fund

Credit Default Swaps: The Fund may enter into credit default swaps, either as a buyer or a seller of the swap. A buyer of a swap pays a fee to buy protection against the risk that a security will default. If no default occurs, the Fund will have paid the fee, but typically will recover nothing under the swap. A seller of a swap receives payment(s) in return for an obligation to pay the counterparty the full notional value of a security in the event of a default of the security issuer. As a seller of a swap, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the full notional value of the swap. Credit default swaps are particularly subject to counterparty, credit, valuation, liquidity and leveraging risks and the risk that the swap may not correlate as expected. Certain standardized swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity; however, there is no assurance that they will achieve that result, and in the meantime, central clearing and related requirements expose the Fund to new kinds of costs and risks.
Currency: To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Fund through foreign currency exchange transactions.
Deflation: Deflation occurs when prices throughout the economy decline over time - the opposite of inflation. When there is deflation, the principal and income of an inflation-protected bond will decline and could result in losses.
Derivative Instruments: Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Fund and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.
Floating Rate Loans: In the event a borrower fails to pay scheduled interest or principal payments on a floating rate loan, the Fund will experience a reduction in its income and a decline in the market value of such investment. This will likely reduce the amount of dividends paid and may lead to a decline in the net asset value. If a floating rate loan is held by the Fund through another financial institution, or the Fund relies upon another financial institution to administer the loan, the receipt of scheduled interest or principal payments may be subject to the credit risk of such financial institution. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations under the loan. Furthermore, such collateral may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale. Additionally, the Fund may not receive the proceeds from the sale of a floating rate loan for a significant period of time as transactions in loans often settle on a delayed basis.
Foreign Investments/Developing and Emerging Markets: Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.
Growth Investing: Prices of growth stocks are more sensitive to investor perceptions of the issuing company’s growth potential and may fall quickly and significantly if investors suspect that actual growth may be less than expected. There is a risk that funds that invest in growth-oriented stocks may underperform other funds that invest more broadly. Growth stocks tend to be more volatile than value stocks, and may underperform the market as a whole over any given time period.
High-Yield Securities: Lower quality securities (including securities that have fallen below investment-grade and are classified as “junk bonds” or “high yield securities”) have greater credit risk and liquidity risk than higher quality (investment-grade) securities, and their issuers' long-term ability to make payments is considered speculative. Prices of lower quality bonds or other debt instruments are also more volatile, are more sensitive to negative news about the economy or the issuer, and have greater liquidity and price volatility risk.
Index Strategy: An Underlying Fund that seeks to track the index’s performance and does not use defensive strategies or attempt to reduce its exposure to poor performing securities in the index may underperform the overall market. To the extent an Underlying Fund’s investments track its target index, such Underlying Fund may underperform other funds that invest more broadly. The correlation between an Underlying Fund’s performance and index performance may be affected by an
Voya Target Retirement 2060 Fund

Underlying Fund’s expenses and the timing of purchases and redemptions of an Underlying Fund’s shares. In addition, an Underlying Fund’s actual holdings might not match the index and an Underlying Fund’s effective exposure to index securities at any given time may not precisely correlate.
Inflation-Indexed Bonds: If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. In addition, inflation-indexed bonds are subject to the usual risks associated with debt instruments, such as interest rate and credit risk. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
Interest Rate: With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, market interest rates in the United States are at or near historic lows, which may increase the Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For funds that invest in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. Increased redemptions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so and may lower returns. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential future changes in government policy may affect interest rates.
Liquidity: If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund’s manager might wish to sell, or at all. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, exposing the Fund to the risk that the price at which it sells illiquid securities will be less than the price at which they were valued when held by the Fund. The prices of illiquid securities may be more volatile than more liquid investments. The risks associated with illiquid securities may be greater in times of financial stress. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.
Market: Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of the Fund to achieve its investment objectives.
Market Capitalization: Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in larger companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, more limited publicly available information, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may be more volatile and may decline significantly in market downturns.
Natural Resources/Commodity Securities: The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.
Other Investment Companies: The main risk of investing in other investment companies, including exchange-traded funds (“ETFs”), is the risk that the value of the securities underlying an investment company might decrease. Shares of investment companies that are listed on an exchange may trade at a discount or premium from their net asset value. You will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund. The investment policies of the other investment companies may not be the same as those of the Fund; as a result, an investment in the other investment companies may be subject to additional or different risks than those to which the Fund is typically subject.
Prepayment and Extension: Many types of debt instruments are subject to prepayment and extension risk. Prepayment risk is the risk that the issuer of a debt instrument will pay back the principal earlier than expected. This may occur when interest rates decline. Prepayment may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a debt instrument subject to prepayment has been purchased at a

Voya Target Retirement 2060 Fund

premium, the value of the premium would be lost in the event of prepayment. Extension risk is the risk that the issuer of a debt instrument will pay back the principal later than expected. This may occur when interest rates rise. This may negatively affect performance, as the value of the debt instrument decreases when principal payments are made later than expected. Additionally, the Fund may be prevented from investing proceeds it would have received at a given time at the higher prevailing interest rates.
Real Estate Companies and Real Estate Investment Trusts (“REITs”): Investing in real estate companies and REITs may subject the Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, market interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property. Investments in REITs are affected by the management skill and creditworthiness of the REIT. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests.
Value Investing: Securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in market interest rates, corporate earnings and industrial production. The manager may be wrong in its assessment of a company’s value and the securities the Fund holds may not reach their full values. A particular risk of the Fund’s value approach is that some holdings may not recover and provide the capital growth anticipated or a security judged to be undervalued may actually be appropriately priced. The market may not favor value-oriented securities and may not favor equities at all. During those periods, the Fund’s relative performance may suffer. There is a risk that funds that invest in value-oriented stocks may underperform other funds that invest more broadly.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance Information
Because the Fund did not have a full calendar year of operations as of December 31, 2015, there is no annual performance information included.
Portfolio Management
Investment Adviser	Sub-Adviser
Voya Investments, LLC	Voya Investment Management Co. LLC

Portfolio Managers
Jody Hrazanek Portfolio Manager (since 12/15)	Halvard Kvaale, CIMA Portfolio Manager (since 10/15)
Paul Zemsky, CFA Portfolio Manager (since 10/15)
Purchase and Sale of Fund Shares
Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange opens for regular trading). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website at www.voyainvestments.com; by writing to us at Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034; or by calling us at 1-800-992-0180.
Minimum Initial Investment $ by share class

Class	R6
Certain institutional accounts	$1,000,000
Certain retirement plans	None
Non-qualified deferred compensation plans	None
Certain omnibus accounts	N/A
Pre-Authorized Investment Plan	N/A
The minimum initial investment requirement for Class R6 shares of the Fund is $1 million for certain institutional accounts. There is no minimum initial investment requirement for certain retirement plans and non-qualified deferred compensation plans. There are no minimums for additional investments.
Tax Information
The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax advantaged arrangement, such as a 401(k) plan or an individual retirement account. If you are investing through a tax advantaged arrangement, you may be taxed upon withdrawals from that arrangement.
Voya Target Retirement 2060 Fund

KEY FUND INFORMATION

This Prospectus contains information about the Funds and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.
The Funds' Statement of Additional Information (“SAI”) is incorporated by reference into (legally made a part of) this Prospectus. It identifies investment restrictions, more detailed risk descriptions, a description of how the bond rating system works, and other information that may be helpful to you in your decision to invest. You may obtain a copy, without charge, from the Funds.
Neither this Prospectus, nor the related SAI, nor other communications to shareholders, such as proxy statements, is intended, or should be read, to be or to give rise to an agreement or contract between Voya Separate Portfolios Trust, the Trustees, or each Fund and any investor, or to give rise to any rights to any shareholder or other person other than any rights under federal or state law.
Other Voya mutual funds may also be offered to the public that have similar names, investment objectives, and principal investment strategies as those of the Funds. You should be aware that a Fund is likely to differ from these other Voya mutual funds in size and cash flow pattern. Accordingly, the performance of a Fund can be expected to vary from those of other Voya mutual funds.
Each Fund is a series of Voya Separate Portfolios Trust (“Trust”), a Delaware statutory trust. Each Fund is managed by Voya Investments, LLC (“Voya Investments” or “Adviser”).
Conflicts of Interest
The Adviser and Sub-Adviser have the authority to select and substitute Underlying Funds. In making decisions on the allocation of the assets among the Underlying Funds, the Adviser and Sub-Adviser are subject to several conflicts of interest. First, the Adviser and Sub-Adviser may be subject to potential conflicts of interest in selecting affiliated Underlying Funds because the fees paid to them by some affiliated Underlying Funds are higher than fees paid by other affiliated Underlying Funds.
Second, the Adviser and Sub-Adviser may be subject to conflicts of interest because they serve as the Adviser and Sub-Adviser to each Fund and to one or more of the Underlying Funds. These conflicts could arise because the Adviser and Sub-Adviser or their affiliates earn higher net advisory fees (the advisory fee received less any sub-advisory fee paid and fee waivers or expense subsidies) on some of the affiliated Underlying Funds than other affiliated Underlying Funds. For example, where the Underlying Funds have a sub-adviser that is affiliated with the Adviser or Sub-Adviser, the entire advisory fee is retained by a Voya company. Even where the net advisory fee is not higher for Underlying Funds sub-advised by an affiliate of the Adviser or Sub-Adviser, the Adviser and Sub-Adviser may have an incentive to prefer affiliated sub-advisers for other reasons, such as increasing assets under management or supporting new investment strategies, which in turn would lead to increased income to Voya.
Additionally, the Adviser and Sub-Adviser may be subject to conflicts of interest when they do not serve as the Adviser or Sub-Adviser to the unaffiliated Underlying Funds. They may have an incentive to prefer affiliated Underlying Funds over unaffiliated Underlying Funds because advisory fees are earned on affiliated Underlying Funds, but no advisory fees are earned on unaffiliated Underlying Funds.
Further, the Adviser and Sub-Adviser may believe that redemption from an affiliated Underlying Fund will be harmful to that Underlying Fund, the Adviser and Sub-Adviser or an affiliate. Therefore, the Adviser and Sub-Adviser may have incentives to allocate and reallocate in a fashion that would advance their own economic interests, the economic interests of an affiliate or the interests of an affiliated Underlying Fund rather than each Fund. For example, changes in the Underlying Funds or allocation weightings may be implemented over a reasonable period of time so as to minimize disruptive effects and added costs to the affiliated Underlying Funds.
The Adviser and Sub-Adviser have a fiduciary duty to each Fund and are legally obligated to act in each Fund’s best interests when selecting Underlying Funds. The Adviser has developed an investment process using a Sub-Adviser that it believes will ensure each Fund is managed in the best interests of the shareholders of each Fund. Further, the Adviser and Sub-Adviser have adopted various policies and procedures that are intended to identify, monitor and address actual or potential conflicts of interest. Nonetheless, investors bear the risk that the Adviser’s and Sub-Adviser’s allocation decisions may be affected by their conflicts of interest.

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Fundamental Investment Policies
Fundamental investment policies contained in the SAI may not be changed without shareholder approval. The Board of Trustees (“Board”) and/or the Adviser may change any other policies and investment strategies.
Fund Diversification
Each Fund is diversified, as such term is defined in the Investment Company Act of 1940 as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”). A diversified fund may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or other investment companies). A non-diversified fund is not limited by the 1940 Act in the percentage of its assets that it may invest in the obligations of a single issuer.
Investor Diversification
Although an investor may achieve the same level of diversification by investing directly in a variety of the Underlying Funds, the Funds provide investors with a means to simplify their investment decisions by investing in a single diversified portfolio. For more information about the Underlying Funds, please see “Key Information About the Underlying Funds” later in this Prospectus.
Although the Funds are designed to serve as a component of a diversified investment portfolio of securities, no single mutual fund can provide an appropriate investment program for all investors. You should evaluate each Fund in the context of your personal financial situation, investment objectives, and other investments.
Combination with Voya Target In-Retirement Fund
When Voya Target Retirement 2020 Fund, Voya Target Retirement 2025 Fund, Voya Target Retirement 2030 Fund, Voya Target Retirement 2035 Fund, Voya Target Retirement 2040 Fund, Voya Target Retirement 2045 Fund, Voya Target Retirement 2050 Fund, Voya Target Retirement 2055 Fund, and Voya Target Retirement 2060 Fund reach their respective Target Dates, they may be combined with Voya Target In-Retirement Fund, without a vote of shareholders if the Trust's Board determines that combining such Fund with Voya Target In-Retirement Fund would be in the best interests of the Fund and its shareholders. Prior to any combination (which likely would take the form of a re-organization and may occur on or after each Fund's Target Date), a Fund will notify shareholders of such Fund of the combination and any tax consequences. If, and when, such a combination occurs, shareholders of a Fund will become shareholders of Voya Target In-Retirement Fund.
Temporary Defensive Strategies
When the Adviser or sub-adviser (if applicable) to a Fund or an Underlying Fund anticipates unusual market, economic, political, or other conditions, the Fund or Underlying Fund may temporarily depart from its principal investment strategies as a defensive measure. In such circumstances, that Fund or Underlying Fund may invest in securities believed to present less risk, such as cash, cash equivalents, money market fund shares and other money market instruments, debt securities that are high quality or higher quality than normal, more liquid securities, or others. While a Fund or Underlying Fund invests defensively, it may not achieve its investment objective. A Fund's or Underlying Fund's defensive investment position may not be effective in protecting its value. It is impossible to predict accurately how long such alternative strategies may be utilized. The types of defensive positions in which a Fund may engage are identified and discussed in the SAI.
Percentage and Rating Limitations
The percentage and rating limitations on Fund investments listed in this Prospectus apply at the time of investment.
Investment Not Guaranteed
Please note your investment is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.
Shareholder Reports
Each Fund's fiscal year ends May 31. Each Fund will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by an independent registered public accounting firm will be sent to shareholders every year.

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Additional Information About the Investment Objectives
Each Fund's investment objective is non-fundamental and may be changed by a vote of the Fund's Board, without shareholder approval. A Fund will provide 60 days' prior written notice of any change in a non-fundamental investment objective. There is no guarantee the Funds will achieve their respective investment objectives.
Additional Information About Principal Investment Strategies
Each Fund invests in a combination of Underlying Funds that, in turn, invest directly in a wide range of U.S. and international stocks, U.S. bonds and other debt instruments; and uses asset allocation strategies to determine how much to invest in each Underlying Fund. Each Fund is designed to meet the needs of investors who wish to seek exposure to various types of securities through a single diversified investment. For a complete description of each Fund's principal investment strategies, please see the Fund's summary prospectus or the summary section of this Prospectus.
Asset Allocation Process
The Sub-Adviser invests the assets of the Funds in a combination of other mutual funds (“Underlying Funds”) that in turn invest in varying degrees, among several classes of equity securities and debt instruments, including U.S. government and money market instruments.
The Sub-Adviser determines the mix of Underlying Funds and sets the appropriate ranges for investments in those Underlying Funds (“Target Allocation”). The Sub-Adviser uses a proprietary asset allocation strategy to determine the Target Allocations for the Funds, including the use of both quantitative and qualitative judgments in determining weighting among the models and strategies, as described below.
First, the Sub-Adviser determines the Target Allocation for each Fund’s investment in various asset classes using its own proprietary modeling techniques which integrate analysis of the global economy with the individual securities markets.
The proprietary modeling techniques used by the Sub-Adviser integrate analysis of the global economy with the individual securities markets. The Sub-Adviser begins with an analysis of the expected long-term performance of various asset classes. Next, the Sub-Adviser determines the included strategies in which each Fund invests to attain its Target Allocation. In choosing an included strategy for an asset class, the Sub-Adviser considers the degree to which the included strategy's holdings or other characteristics correspond to the desired asset class, among other factors.
The Sub-Adviser may change the included strategies and asset classes at any time, and may, at any time, determine to make tactical changes in a Fund's Target Allocation depending on market conditions. Any changes to the Underlying Funds or allocation weightings may be implemented over a reasonable period of time so as to minimize disruptive effects and added costs to the Underlying Funds. The Sub-Adviser has discretion in changing the Underlying Funds as well as the ability to add additional funds or asset classes or investment strategies when deemed necessary. The Funds may seek to profit from either rising or falling prices across the included asset classes through the use of tactical asset allocation positions. The long-term performance forecasts give context to current market conditions and allow the Sub-Adviser to identify asset classes that are priced below their intrinsic value.
The Funds will invest new assets and reinvested dividends based on the Target Allocations. Rebalancing will take place periodically to return to the Target Allocations. These allocations, however, are targets, and each Fund's allocation could change substantially as the securities' asset values change due to market movements and portfolio manager decisions. On an ongoing basis, the actual mix of assets and included strategies for each Fund may deviate from the Target Allocation. Each Fund may be rebalanced more or less often subject to any constraints on timing of rebalancing arising from a Fund’s application of frequent trading procedures.
With the exception of Voya Target In-Retirement Fund, each Fund is structured and managed around a specific target retirement or financial goal date (“Target Date”) as follows: 2060, 2055, 2050, 2045, 2040, 2035, 2030, 2025, and 2020. For example investors looking to retire in or near the year 2060 would likely choose the Voya Target Retirement 2060 Fund and the mix of investments for this Fund would migrate toward that of Voya Target Retirement 2055 Fund in approximately 5 years time, Voya Target Retirement 2050 Fund in approximately 10 years time, Voya Target Retirement 2045 Fund in approximately 15 years time, Voya Target Retirement 2040 Fund in approximately 20 years time, Voya Target Retirement 2035 Fund in approximately 25 years time, Voya Target Retirement 2030 Fund in approximately 30 years time, Voya Target Retirement 2025 Fund in approximately 35 years time, Voya Target Retirement 2020 Fund in approximately 40 years time, and finally combine with Voya Target In-Retirement Fund after about 45 years or about 2060.

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With respect to Voya Target Retirement 2020 Fund, Voya Target Retirement 2025 Fund, Voya Target Retirement 2030 Fund, Voya Target Retirement 2035 Fund, Voya Target Retirement 2040 Fund, Voya Target Retirement 2045 Fund, Voya Target Retirement 2050 Fund, Voya Target Retirement 2055 Fund, and Voya Target Retirement 2060 Fund in summary, the mix of investments in the Target Allocations will change over time and seek to produce reduced investment risk and preserve capital as the Fund approaches its Target Date.
Asset Allocation is No Guarantee Against Loss
Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and the assumptions used to form the asset allocations for the Funds. Furthermore, the Sub-Adviser’s allocation of the Funds' assets may not anticipate market trends successfully. For example, weighting Underlying Funds that invest in equity securities too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in Underlying Funds that invest in debt instruments during a period of stock market appreciation may result in lower total return.
There is a risk that you could achieve better returns by investing in an Underlying Fund or other mutual funds representing a single asset class than in the Funds.
Assets will be allocated among funds and markets based on judgments made by the Sub-Adviser. There is a risk that the Funds may allocate assets to an asset class or market that underperforms other funds. For example, a Fund may be underweighted in assets or a market that is experiencing significant returns or overweighted in assets or a market with significant declines.
Performance of the Underlying Funds Will Vary
The performance of the Funds depends upon the performance of the Underlying Funds, which are affected by changes in the economy and financial markets. The value of the Funds changes as the asset values of the Underlying Funds the Funds hold go up or down. The value of your shares will fluctuate and may be worth more or less than the original cost. The timing of your investment may also affect performance.
Additional Information About the Principal Risks
All mutual funds involve risk - some more than others - and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. Below is a discussion of the principal risks associated with investments in certain of these types of securities and the use of certain of these investment practices. The Funds may be exposed to these risks directly or indirectly through a Fund’s investments in one or more Underlying Fund. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the SAI.
Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the adviser or sub-adviser can decide whether to use them. The Funds or an Underlying Fund may invest in these securities or use these techniques as part of the principal investment strategies. However, the adviser or sub-adviser may also use these investment techniques or make investments in securities that are not a part of the principal investment strategies.
For more information about principal risks of the Underlying Funds, please see “Key Information About the Underlying Funds.”
Asset Allocation: Investment performance depends on the manager’s skill in allocating assets among Underlying Funds and asset classes based on judgments by the manager. There is a risk that the manager may allocate assets to an Underlying Fund or asset class that underperforms compared to other Underlying Funds or asset classes.
Bank Instruments: Bank instruments include certificates of deposit, fixed time deposits, bankers’ acceptances, and other debt and deposit-type obligations issued by banks. Changes in economic, regulatory or political conditions, or other events that affect the banking industry may have an adverse effect on bank instruments or banking institutions that serve as counterparties in transactions with a Fund.
Commodities: Commodity prices can have significant volatility, and exposure to commodities can cause the net asset value of a Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for a Fund to sell them at a desirable price

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or at the price at which it is carrying them. The values of physical commodities or commodity-linked derivative instruments may be affected by changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, international economic, political and regulatory developments, and factors affecting a particular region, industry or commodity, such as drought, floods, or other weather conditions, livestock disease, changes in storage costs, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, and tariffs. The commodity markets are subject to temporary distortions or other disruptions due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions. U.S. futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices that may occur during a single business day. These limits may have the effect of distorting market pricing and limiting liquidity in the market for the contracts in question.
Company: The price of a company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, reduced demand for company goods or services, regulatory fines and judgments, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Credit: The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Credit Default Swaps: A Fund may enter into credit default swaps, either as a buyer or a seller of the swap. A buyer of a swap pays a fee to buy protection against the risk that a security will default. If no default occurs, a Fund will have paid the fee, but typically will recover nothing under the swap. A seller of a swap receives payment(s) in return for an obligation to pay the counterparty the full notional value of a security in the event of a default of the security issuer. As a seller of a swap, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the full notional value of the swap. Credit default swaps are particularly subject to counterparty, credit, valuation, liquidity and leveraging risks and the risk that the swap may not correlate as expected. Certain standardized swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity; however, there is no assurance that they will achieve that result, and in the meantime, central clearing and related requirements expose a Fund to new kinds of costs and risks.
Currency: To the extent that a Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Fund through foreign currency exchange transactions. Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Deflation: Deflation occurs when prices throughout the economy decline over time - the opposite of inflation. When there is deflation, the principal and income of an inflation-protected bond will decline and could result in losses.
Derivative Instruments: Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Fund and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Fund to the risk of improper valuation. Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness

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to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains. The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (and other countries outside of the European Union) is implementing similar requirements, which will affect a Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country's derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose a Fund to new kinds of costs and risks.
Floating Rate Loans: In the event a borrower fails to pay scheduled interest or principal payments on a floating rate loan, a Fund will experience a reduction in its income and a decline in the market value of such investment. This will likely reduce the amount of dividends paid and may lead to a decline in the net asset value. If a floating rate loan is held by a Fund through another financial institution, or a Fund relies upon another financial institution to administer the loan, the receipt of scheduled interest or principal payments may be subject to the credit risk of such financial institution. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations under the loan. Furthermore, such collateral may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale. Additionally, a Fund may not receive the proceeds from the sale of a floating rate loan for a significant period of time as transactions in loans often settle on a delayed basis.
Foreign Investments/Developing and Emerging Markets: To the extent a Fund invests in securities of issuers in markets outside the United States, its share price may be more volatile than if it invested in securities of issuers in the U.S. market due to, among other things, the following factors: comparatively unstable political, social and economic conditions and limited or ineffectual judicial systems; comparatively small market sizes, making securities less liquid and securities prices more sensitive to the movements of large investors and more vulnerable to manipulation; governmental policies or actions, such as high taxes, restrictions on currency movements, replacement of currency, potential for default on sovereign debt, trade or diplomatic disputes, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations, creation of monopolies, and seizure of private property through confiscatory taxation and expropriation or nationalization of company assets; incomplete, outdated, or unreliable information about securities issuers due to less stringent market regulation and accounting standards; comparatively undeveloped markets and weak banking and financial systems; market inefficiencies, such as higher transaction costs, and administrative difficulties, such as delays in processing transactions; and fluctuations in foreign currency exchange rates, which could reduce gains or widen losses. In addition, foreign taxes could reduce the income available to distribute to shareholders, and special U.S. tax considerations could apply to foreign investments. Depositary receipts are subject to risks of foreign investments and might not always track the price of the underlying foreign security. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets, for such reasons as social or political unrest, heavy economic dependence on international aid, agriculture or exports (particularly commodities), undeveloped or overburdened infrastructures and legal systems, vulnerability to natural disasters, significant and unpredictable government intervention in markets or the economy, volatile currency exchange rates, currency devaluations, runaway inflation, environmental problems, and business practices that depart from norms for developed countries and less developed or liquid markets generally.
Growth Investing: Prices of growth stocks are more sensitive to investor perceptions of the issuing company’s growth potential and may fall quickly and significantly if investors suspect that actual growth may be less than expected. There is a risk that funds that invest in growth-oriented stocks may underperform other funds that invest more broadly. Growth stocks tend to be more volatile than value stocks, and may underperform the market as a whole over any given time period. Growth-oriented stocks typically sell at relatively high valuations as compared to other types of securities. Securities of growth companies may be more volatile than other stocks because they usually invest a high

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portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. The market may not favor growth-oriented stocks or may not favor equities at all. In addition, earnings disappointments may lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.
High-Yield Securities: Lower quality securities (including securities that have fallen below investment-grade and are classified as “junk bonds” or “high yield securities”) have greater credit risk and liquidity risk than higher quality (investment-grade) securities, and their issuers' long-term ability to make payments is considered speculative. Prices of lower quality bonds or other debt instruments are also more volatile, are more sensitive to negative news about the economy or the issuer, and have greater liquidity and price volatility risk.
Index Strategy: An Underlying Fund that seeks to track the index’s performance and does not use defensive strategies or attempt to reduce its exposure to poor performing securities in the index may underperform the overall market. To the extent an Underlying Fund’s investments track its target index, such Underlying Fund may underperform other funds that invest more broadly. The correlation between an Underlying Fund’s performance and index performance may be affected by an Underlying Fund’s expenses and the timing of purchases and redemptions of an Underlying Fund’s shares. In addition, an Underlying Fund’s actual holdings might not match the index and an Underlying Fund’s effective exposure to index securities at any given time may not precisely correlate.
Inflation-Indexed Bonds: If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. In addition, inflation-indexed bonds are subject to the usual risks associated with debt instruments, such as interest rate and credit risk. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
Interest Rate: With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, market interest rates in the United States are at or near historic lows, which may increase a Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For funds that invest in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. Increased redemptions may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so and may lower returns. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential future changes in government policy may affect interest rates.
Liquidity: If a security is illiquid, a Fund might be unable to sell the security at a time when a Fund’s manager might wish to sell, or at all. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, exposing a Fund to the risk that the price at which it sells illiquid securities will be less than the price at which they were valued when held by a Fund. The prices of illiquid securities may be more volatile than more liquid investments. The risks associated with illiquid securities may be greater in times of financial stress. A Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to a Fund.
Market: Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Fund to achieve its investment objectives.

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Market Capitalization: Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in larger companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, more limited publicly available information, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may be more volatile and may decline significantly in market downturns.
Natural Resources/Commodity Securities: The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, the impact of market interest rates and inflation on production and demand, levels of domestic production and imported commodities, energy conservation, labor unrest, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of companies in natural resources industries that are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for companies in natural resources industries to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.
Other Investment Companies: The main risk of investing in other investment companies, including exchange-traded funds (“ETFs”), is the risk that the value of the securities underlying an investment company might decrease. Shares of investment companies that are listed on an exchange may trade at a discount or premium from their net asset value. You will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of a Fund. The investment policies of the other investment companies may not be the same as those of a Fund; as a result, an investment in the other investment companies may be subject to additional or different risks than those to which a Fund is typically subject.
Other investment companies include ETFs and Holding Company Depositary Receipts (“HOLDRs”), among others. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) the market price of an ETF’s shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges’ officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.
Prepayment and Extension: Many types of debt instruments are subject to prepayment and extension risk. Prepayment risk is the risk that the issuer of a debt instrument will pay back the principal earlier than expected. This may occur when interest rates decline. Prepayment may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a debt instrument subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Extension risk is the risk that the issuer of a debt instrument will pay back the principal later than expected. This may occur when interest rates rise. This may negatively affect performance, as the value of the debt instrument decreases when principal payments are made later than expected. Additionally, a Fund may be prevented from investing proceeds it would have received at a given time at the higher prevailing interest rates.
Real Estate Companies and Real Estate Investment Trusts (“REITs”): Investing in real estate companies and REITs may subject a Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, market interest rates, zoning laws, regulatory limitations on rents, property taxes, environmental problems, overbuilding, high foreclosure rates and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property. Some REITs may invest in a limited number of properties, in a narrow geographic area or in a single property type, which increases the risk that a Fund could be unfavorably affected by the poor performance of a single investment or investment type.

MORE INFORMATION ABOUT THE FUNDS (continued)

These companies are also sensitive to factors such as changes in real estate values and property taxes, market interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses. A Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests.
Value Investing: Securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in market interest rates, corporate earnings and industrial production. The manager may be wrong in its assessment of a company’s value and the securities a Fund holds may not reach their full values. A particular risk of a Fund’s value approach is that some holdings may not recover and provide the capital growth anticipated or a security judged to be undervalued may actually be appropriately priced. The market may not favor value-oriented securities and may not favor equities at all. During those periods, a Fund’s relative performance may suffer. There is a risk that funds that invest in value-oriented stocks may underperform other funds that invest more broadly.
Additional Risks
The discussion below also includes risks that are not considered to be principal risks of a Fund, but are considered to be relevant to each Fund or an Underlying Fund (including risks arising from a Fund's investments in Underlying Funds).
Counterparty: The entity with which a Fund conducts portfolio-related business (such as trading or securities lending), or that underwrites, distributes or guarantees investments or agreements that a Fund owns or is otherwise exposed to, may refuse or may become unable to honor its obligations under the terms of a transaction or agreement. As a result, that Fund may sustain losses and be less likely to achieve its investment objective. These risks may be greater when engaging in over-the-counter transactions or when a Fund conducts business with a limited number of counterparties.
Duration: One measure of risk for debt instruments is duration. Duration measures the sensitivity of a bond’s price to market interest rate movements and is one of the tools used by a portfolio manager in selecting debt instruments. Duration is a measure of the average life of a bond on a present value basis which was developed to incorporate a bond’s yield, coupons, final maturity and call features into one measure. As a point of reference, the duration of a non-callable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years and the duration of a non-callable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in market interest rates may impact the duration calculation. For example, the price of a bond with an average duration of 4.5 years would be expected to fall approximately 4.5% if market interest rates rose by one percentage point. Conversely, the price of a bond with an average duration of 4.5 years would be expected to rise approximately 4.5% if market interest rates dropped by one percentage point.
Investment by Other Funds: Various other mutual funds and/or funds-of-funds, including some Voya mutual funds, may be allowed to invest in the Underlying Funds. In some cases, an Underlying Fund may serve as a primary or significant investment vehicle for a fund-of-fund. If investments by these other funds result in large inflows of cash to or outflows of cash from the Underlying Fund, the Underlying Fund could be required to sell securities or invest cash at times, or in ways, that could negatively impact its performance, speed the realization of capital gains, or increase transaction costs. While it is very difficult to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. These transactions also could increase transaction costs or portfolio turnover or affect the liquidity of the Underlying Fund’s portfolio. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC. To the extent that one or a few shareholders own a significant portion of the Underlying Fund, the risks described above will be greater.
Leverage: Certain transactions and investment strategies may give rise to leverage. Such transactions and investment strategies include, but are not limited to: borrowing, dollar rolls, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed-delivery or forward-commitment transactions. The use of certain derivatives may also increase leveraging risk and adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount paid for the derivative. The use of leverage may exaggerate

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any increase or decrease in the net asset value, causing a Fund to be more volatile. The use of leverage may increase expenses and increase the impact of a Fund’s other risks. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet regulatory requirements resulting in increased volatility of returns. Leverage, including borrowing, may cause a Fund to be more volatile than if a Fund had not been leveraged.
Manager: A Fund, and each Underlying Fund (except index funds), is subject to manager risk because it is an actively managed investment portfolio. The adviser, the sub-adviser, or each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these will produce the desired results. The loss of their services could have an adverse impact on the adviser’s or sub-adviser’s ability to achieve the investment objectives. Many managers of equity funds employ styles that are characterized as “value” or “growth.” However, these terms can have different applications by different managers. One manager’s value approach may be different from another, and one manager’s growth approach may be different from another. For example, some value managers employ a style in which they seek to identify companies that they believe are valued at a more substantial or “deeper discount” to a company’s net worth than other value managers. Therefore, some funds that are characterized as growth or value can have greater volatility than other funds managed by other managers in a growth or value style.
Operational: A Fund, its service providers, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect a Fund and its shareholders, despite the efforts of a Fund and its service providers to adopt technologies, processes, and practices intended to mitigate these risks. Cyber-attacks, disruptions, or failures that affect a Fund’s service providers, counterparties, market participants, or issuers of securities held by a Fund may adversely affect a Fund and its shareholders, including by causing losses or impairing the Fund’s operations.

KEY INFORMATION ABOUT THE UNDERLYING FUNDS

The Funds seek to meet their investment objectives by allocating their assets among the Underlying Funds. Because the Funds invest in the Underlying Funds, shareholders will be affected by the investment strategies of each Underlying Fund. Information is provided below as of the date of this Prospectus regarding each Underlying Fund, including its investment adviser, sub-adviser, investment objective, main investments and main risks. This information is intended to provide potential investors in the Funds with information that they may find useful in understanding the investment history and risks of the Underlying Funds.
You should note that the adviser or sub-adviser (if applicable) may or may not invest in each of the Underlying Funds listed. Further, over time, the Funds will alter their allocation of assets among the Underlying Funds and may add or remove Underlying Funds that are considered for investment. Therefore, it is not possible to predict the extent to which the Funds will be invested in each Underlying Fund at any one time. As a result, the degree to which the Funds may be subject to the risks of a particular Underlying Fund will depend on the extent to which the Funds have invested in the Underlying Fund.

Affiliated Underlying Funds
Underlying Fund: Voya Corporate Leaders® 100 Fund
Investment Adviser: Voya Investments, LLC
Sub-Adviser: Voya Investment Management Co. LLC
Investment Objective: Outperform the S&P 500® Index.
Main Investments: The fund invests primarily in equity securities of issuers listed on the S&P 100 Index, a subset of the S&P 500® Index. Equity securities include, but are not limited to, common and preferred stock, warrants and convertible securities. The fund also invests in derivatives, including, but not limited to, futures. The fund typically uses derivatives to substitute for taking a position in the underlying asset. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act. The fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Main Risks: Company, convertible securities, credit, derivative instruments, interest rate, liquidity, market, market capitalization, other investment companies, securities lending, and value investing.

Underlying Fund: Voya Emerging Markets Corporate Debt Fund
Investment Adviser: Voya Investments, LLC
Sub-Adviser: Voya Investment Management Co. LLC
Investment Objective: Maximize total return through a combination of current income and capital appreciation.
Main Investments: The fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in fixed-income and floating rate debt instruments of corporate issuers in emerging market countries. The fund may invest in all types of foreign and emerging market fixed-income and floating rate debt instruments and will invest primarily in fixed-income and floating rate debt instruments of corporations. The fund's holdings may be denominated in U.S. dollars and foreign currencies. The fund's investments in derivatives and other synthetic instruments that have economic characteristics similar to these investments will be counted toward satisfaction of the 80% policy. The fund may also invest in other types of securities including, but not limited to, fixed-income and floating rate debt instruments of non-emerging market foreign issuers. The fund may concentrate its portfolio investments in any one industry or group of industries under certain circumstances. Generally, the fund will not invest in a security if, after the investment, more than 25% of its total assets would be invested in any one industry or group of industries, provided that the fund may invest between 25% and 35% of its total assets (or such other percentage to the extent permitted under the 1940 Act) in the securities of any one industry group or group of industries, if at the time of investment, that industry or group of industries represents 20% or more of the fund's primary benchmark index. The fund's primary benchmark index is the J.P. Morgan Corporate Emerging Markets Bond Index Diversified. As of June 30, 2016, the primary benchmark index was concentrated in the banking industry and the fund may concentrate in the banking industry. Fixed-income and floating rate debt instruments include bonds, debt securities, and other similar instruments. Debt securities may include, without limitation, bonds, debentures, notes, convertible securities, commercial paper, loans and related assignments and participations, corporate debt, asset-backed securities, bank certificates of deposit, fixed time deposits,

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bankers' acceptances, and money market instruments including money market funds denominated in U.S. dollars or other currencies. In addition, the fund may invest in dividend-paying convertible stocks and convertible bonds, and preferred stocks. Emerging market countries include all countries in the world except Australia, Austria, Belgium, Canada, Cyprus, Denmark, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Japan, Malta, The Netherlands, New Zealand, Norway, Portugal, Slovakia, Slovenia, Spain, Sweden, Switzerland, the United Kingdom, and the United States. An emerging market issuer is one: (i) that is organized under the laws of, or has a principal place of business in an emerging market country; (ii) where the principal securities market is in an emerging market country; (iii) that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in emerging market countries; or (iv) at least 50% of the assets of which are located in emerging market countries. The fund may invest in companies of any market capitalization. The fund may engage in leveraging by borrowing money and investing the proceeds of such loans in portfolio securities to the extent permitted under the 1940 Act. The fund may invest in obligations of any credit quality and may invest without limit in debt securities that are below investment-grade (commonly referred to as “junk bonds”) that at the time of purchase are rated below BBB- by Standard & Poor’s Ratings Services or Baa3 by Moody’s Investors Service, Inc., or are comparably rated by another Nationally Recognized Statistical Rating Organization (“NRSRO”), or if unrated, determined by the fund’s sub-adviser to be of comparable quality. The fund expects to maintain a weighted average portfolio duration of between 0 and 10 years. The fund may utilize various derivative instruments and related strategies for various purposes, including, to increase or decrease exposure to a particular market, segment of the market, or security; to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. The fund may utilize derivatives of all types and may invest in, without limitation, call and put options (including options on futures contracts); futures and forward contracts, and swap agreements (including total return, interest rate, credit default, and currency swaps); credit linked notes, structured notes and other related instruments with respect to individual bonds and other securities; indices and baskets of securities; interest rates; and currencies as part of its principal investment strategies. Currency hedging to the U.S. dollar is permitted, but not required. The fund may also invest a large percentage of its assets in a small number of countries or in a particular region. The fund will not invest more than 25% of its net assets in any one emerging market country as measured at the time of purchase. The fund may invest in securities of other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act. The fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Main Risks: Asset-backed securities, bank instruments, borrowing, company, concentration, convertible securities, credit, credit default swaps, currency, derivative instruments, dividend, foreign investments/developing and emerging markets, high-yield securities, interest in loans, interest rate, liquidity, market, market capitalization, other investment companies, prepayment and extension, and securities lending.

KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

Underlying Fund: Voya Emerging Markets Hard Currency Debt Fund
Investment Adviser: Voya Investments, LLC
Sub-Adviser: Voya Investment Management Co. LLC
Investment Objective: Maximize total return through a combination of current income and capital appreciation.
Main Investments: The fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in fixed-income and floating rate debt instruments of governments (“Sovereigns”) and governmental entities, agencies, and other issuers the obligations of which are guaranteed by Sovereigns (“Quasi-Sovereigns”) of emerging market countries which are denominated in U.S. dollars and foreign hard currencies. Hard currencies are currencies in which investors have confidence and are typically currencies of economically and politically stable industrialized nations. The fund's investments in derivatives and other synthetic instruments that have economic characteristics similar to these investments will be counted toward satisfaction of the 80% policy. The fund may also invest up to 20% of its assets in fixed-income and floating rate debt instruments of emerging market companies denominated in U.S. dollars and foreign hard currencies. Fixed-income and floating rate debt instruments include bonds, debt securities, and other similar instruments issued by Sovereigns, Quasi-Sovereigns, and companies denominated in hard currency. Debt securities may include, without limitation, bonds, debentures, notes, convertible securities, commercial paper, loans and related assignments and participations, corporate debt, asset-backed securities, bank certificates of deposit, fixed time deposits, bankers' acceptances, and money market instruments including money market funds denominated in U.S. dollars or other currencies. Emerging market countries include all countries in the world except Australia, Austria, Belgium, Canada, Cyprus, Denmark, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Japan, Malta, The Netherlands, New Zealand, Norway, Portugal, Slovakia, Slovenia, Spain, Sweden, Switzerland, the United Kingdom, and the United States. An emerging market issuer is one: (i) that is organized under the laws of, or has a principal place of business in an emerging market country; (ii) where the principal securities market is in an emerging market country; (iii) that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in emerging market countries; or (iv) at least 50% of the assets of which are located in emerging market countries. The fund may invest in companies of any market capitalization. The fund may engage in leveraging by borrowing money and investing the proceeds of such loans in portfolio securities to the extent permitted under the 1940 Act. The fund may invest in obligations of any credit quality and may invest without limit in debt securities that are below investment-grade (commonly referred to as “junk bonds”), that at the time of purchase are rated below BBB- by Standard & Poor’s Ratings Services or Baa3 by Moody’s Investors Service, Inc., or are comparably rated by another NRSRO or, if unrated, determined by the Fund’s sub-adviser to be of comparable quality. The fund expects to maintain a weighted average portfolio duration of between 0 and 10 years. The fund may utilize various derivative instruments and related strategies for various purposes, including, to increase or decrease exposure to a particular market, segment of the market, or security; to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. The fund may utilize derivatives of all types and may invest in, without limitation, call and put options (including options on futures contracts); futures and forward contracts, and swap agreements (including total return, interest rate, and credit default swaps); credit linked notes, structured notes, and other related instruments with respect to individual bonds and other securities; indices and baskets of securities; interest rates; and currencies as part of its principal investment strategies. The fund may invest up to 20% of its net assets in fixed-income and floating rate debt instruments denominated in U.S. dollars and foreign currencies that do not meet the criteria of hard currencies, including currencies issued by emerging market countries. The fund is non-diversified, which means it may invest a significant portion of its assets in a single issuer. The fund may also invest a large percentage of its assets in a small number of countries or in a particular region. The fund will not invest more than 25% of its net assets in any one emerging market country as measured at the time of purchase. The fund may invest in securities of other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act. The fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Main Risks: Asset-backed securities, bank instruments, borrowing, company, convertible securities, credit, credit default swaps, currency, derivative instruments, foreign investments/developing and emerging markets, high-yield securities, interest in loans, interest rate, issuer non-diversification, liquidity, market, market capitalization, other investment companies, prepayment and extension, securities lending, and sovereign debt.

Underlying Fund: Voya Emerging Markets Local Currency Debt Fund
Investment Adviser: Voya Investments, LLC

KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

Sub-Adviser: Voya Investment Management Co. LLC
Investment Objective: Maximize total return through a combination of current income and capital appreciation.
Main Investments: The fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in fixed-income and floating rate debt instruments which are denominated in currencies of countries with emerging securities markets and in derivative instruments that provide investment exposure to such securities. The fund normally invests primarily in fixed-income and floating rate debt instruments that are issued by governments, governmental agencies, supranational organizations, and corporations. The Fund considers instruments denominated in hard currencies (currencies in which investors have confidence and are typically currencies of economically and politically stable industrialized nations) to be issued in an emerging market currency, if a hard currency is the official currency of the emerging market country and if the instrument is issued under local law. Fixed-income and floating rate debt instruments include bonds, debt securities, and other similar instruments issued by governments, governmental agencies, supranational organizations, and corporations denominated in U.S. dollars, foreign hard currencies, and emerging market currencies. Debt securities may include, without limitation, bonds, debentures, notes, convertible securities, commercial paper, loans and related assignments and participations, corporate debt, asset-backed securities, bank certificates of deposit, fixed time deposits, bankers' acceptances, and money market instruments including money market funds denominated in U.S. dollars or other currencies. Emerging market countries include all countries in the world except Australia, Austria, Belgium, Canada, Cyprus, Denmark, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Japan, Malta, The Netherlands, New Zealand, Norway, Portugal, Slovakia, Slovenia, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The fund may engage in leveraging by borrowing money and investing the proceeds of such loans in portfolio securities to the extent permitted under the 1940 Act. The fund may invest in obligations of any credit quality and may invest without limit in debt securities that are below investment-grade (commonly referred to as “junk bonds”), that at the time of purchase are rated below BBB- by Standard & Poor’s Ratings Services or Baa3 by Moody’s Investors Service, Inc., or are comparably rated by another NRSRO or, if unrated, determined by the Fund’s sub-adviser to be of comparable quality. While the fund expects to maintain a weighted average portfolio duration of between 0 and 8 years, there are no maturity restrictions on the overall portfolio. The fund may utilize various derivative instruments and related strategies for various purposes, including, to increase or decrease exposure to a particular market, segment of the market, or security; to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. The fund may utilize derivatives of all types and may invest in, without limitation, call and put options (including options on futures contracts); futures and forward contracts, and swap agreements (including total return, interest rate, credit default, and currency swaps); credit linked notes, structured notes, and other related instruments with respect to individual bonds and other securities; indices and baskets of securities; interest rates; and currencies as part of its principal investment strategies. Currency hedging into the U.S. dollar is permitted, but not required, and the fund will be heavily exposed to foreign currencies. The fund is permitted to take short positions in currencies (including the U.S. dollar). In addition, the fund may use currency forwards, interest rate swaps, and futures in order to take long or short positions with respect to its exposure to a particular country, subject to the fund's restrictions on currency forwards, futures, and swaps. The fund may also invest up to 20% of its assets in fixed-income and floating rate debt instruments denominated in U.S. dollars and foreign currencies that do not meet the criteria of local currencies, including currencies issued by emerging market countries. The fund is non-diversified, which means it may invest a significant portion of its assets in a single issuer. The fund may also invest a large percentage of its assets in a small number of countries or in a particular region. The fund will not invest more than 25% of its net assets in any one emerging market country as measured at the time of purchase. The fund may invest in securities of other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act. The fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Main Risks: Asset-backed securities, bank instruments, borrowing, company, convertible securities, credit, credit default swaps, currency, derivative instruments, foreign investments/developing and emerging markets, high-yield securities, interest in loans, interest rate, issuer non-diversification, liquidity, market, market capitalization, other investment companies, prepayment and extension, securities lending, and sovereign debt.

Underlying Fund: Voya Floating Rate Fund
Investment Adviser: Voya Investments, LLC
Sub-Adviser: Voya Investment Management Co. LLC
Investment Objective: High level of current income.

KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in U.S. dollar denominated floating rate loans and other floating rate debt instruments, including: floating rate bonds; floating rate notes; money market instruments with a remaining maturity of 60 days or less; floating rate debentures; and tranches of floating rate asset-backed securities, including structured notes, made to, or issued by, U.S. and non-U.S. corporations or other business entities (collectively “Floating Rate Debt”). The fund normally invests substantially in floating rate loans. The fund generally invests in below investment-grade floating rate loans that either hold the most senior position in the capital structure of the borrower, hold an equal ranking with other senior debt, or have characteristics (such as a senior position secured by liens on a borrower's assets) that the sub-adviser believes justify treatment as senior debt. Below investment-grade debt instruments are commonly referred to as “junk bonds.” In considering investments in floating rate loans, the sub-adviser seeks to invest in the largest and most liquid loans available. The fund may invest in floating rate loans of companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings. Although the fund has no restrictions on investment maturity, normally the floating rate loans will have remaining maturities of ten years or less. The fund may invest in the following derivative instruments: interest rate swaps and futures or forward contracts in order to seek enhanced returns or attempt to hedge some of the investment risk. The fund may invest up to 20% of its assets, measured at the time of purchase, in a combination of one or more of the following types of U.S. dollar denominated investments: senior or subordinated fixed rate debt instruments, including notes and bonds, whether secured and unsecured; equity securities: (i) as an incident to the purchase or ownership of Floating Rate Debt or fixed rate debt instruments; (ii) in connection with a restructuring of a borrower or issuer or its debt; or (iii) if the fund already owns Floating Rate Debt or a fixed rate debt instrument of the issuer of such equity; short-term debt obligations, repurchase agreements, cash and cash equivalents that do not otherwise qualify as Floating Rate Debt; and other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act.
Main Risks: Asset-backed securities, bank instruments, cash/cash equivalents, credit for loans, demand for loans, derivative instruments, equity securities incidental to investments in loans, foreign investments for floating rate loans, high-yield securities, interest in loans, interest rate for floating rate loans, limited secondary market for floating rate loans, liquidity for floating rate loans, other investment companies, prepayment and extension, repurchase agreements, and valuation of loans.

Underlying Fund: Voya Global Bond Fund
Investment Adviser: Voya Investments, LLC
Sub-Adviser: Voya Investment Management Co. LLC
Investment Objective: Maximize total return through a combination of current income and capital appreciation.
Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in bonds of issuers in a number of different countries, which may include the United States. The fund may invest in securities of issuers located in developed and emerging market countries. Securities may be denominated in foreign currencies or in the U.S. dollar. The fund may hedge its exposure to securities denominated in foreign currencies. The fund may borrow money from banks and invest the proceeds of such loans in portfolio securities to the extent permitted under the 1940 Act. The fund invests primarily in investment-grade securities which include, but are not limited to, corporate and government bonds which, at the time of investment, are rated investment-grade (at least BBB- by Standard & Poor's Ratings Services or Baa3 by Moody’s Investors Service, Inc.) or have an equivalent rating by a NRSRO, or are of comparable quality if unrated. The fund may also invest in preferred stocks, money market instruments, municipal bonds, commercial and residential mortgage-related securities, asset-backed securities, other securitized and structured debt products, private placements, sovereign debt, and other investment companies. The fund may also invest its assets in bank loans and in a combination of floating rate secured loans (“Senior Loans”) and shares of Voya Prime Rate Trust, a closed-end investment company that invests in Senior Loans. Although the fund may invest a portion of its assets in high-yield debt securities rated below investment-grade (“junk bonds”), the fund will seek to maintain a minimum weighted average portfolio quality rating of at least investment-grade. The dollar-weighted average portfolio duration will generally range between two and nine years. The fund may use derivatives, including futures, swaps (including interest rate swaps, total return swaps, and credit default swaps), and options, among others, to seek to enhance returns, to hedge some of the risks of its investments in fixed-income securities, or as a substitute for a position in an underlying asset. The fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques

KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

(such as buy backs or dollar rolls and reverse repurchase agreements). The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act. The fund is non-diversified, which means it may invest a significant portion of its assets in a single issuer. The fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Main Risks: Bank instruments, borrowing, company, credit, credit default swaps, currency, derivative instruments, floating rate loans, foreign investments/developing and emerging markets, high-yield securities, interest in loans, interest rate, investment model, issuer non-diversification, liquidity, market, market capitalization, mortgage- and/or asset-backed securities, municipal obligations, other investment companies, prepayment and extension, restricted securities, securities lending, and sovereign debt.

Underlying Fund: Voya Global Equity Fund (formerly, Voya Global Value Advantage Fund)
Investment Adviser: Voya Investments, LLC
Sub-Adviser: Voya Investment Management Co. LLC
Investment Objective: Long-term capital growth and current income.
Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of equity securities. The fund invests primarily in the equity securities of companies located in a number of different countries, one of which may be the United States. Equity securities include common and preferred stocks, warrants, and convertible securities. The fund may invest without limit in countries with developing or emerging markets. The fund does not limit its investments to companies in any particular market capitalization range. The fund may also invest in derivative instruments including futures or index futures to gain exposure to securities, security markets, market indices, or to seek to manage cash balances consistent with the fund’s investment objectives and principal investment strategies. The fund may focus its investments in the financial services sector. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act. The fund may lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.
Main Risks: Company, convertible securities, credit, currency, derivative instruments, dividend, focused investing, foreign investments/developing and emerging markets, interest rate, investment model, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: Voya Global Equity Dividend Fund
Investment Adviser: Voya Investments, LLC
Sub-Adviser: NNIP Advisors B.V.
Investment Objective: Growth of capital with dividend income as a secondary consideration.
Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of equity securities of dividend-paying companies. At least 65% of its assets will be invested in equity securities of issuers in a number of different countries, one of which may be the United States, with at least 75% of its assets invested in common and preferred stocks, warrants, and convertible securities. The fund may invest in companies located in countries with emerging securities markets. The fund may also invest in real estate-related securities, including real estate investment trusts. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act. The fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Main Risks: Company, convertible securities, credit, currency, dividend, foreign investments/developing and emerging markets, interest rate, investment model, liquidity, market, market capitalization, other investment companies, real estate companies and real estate investment trusts, and securities lending.

Underlying Fund: Voya Global Real Estate Fund
Investment Adviser: Voya Investments, LLC
Sub-Adviser: CBRE Clarion Securities LLC

KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

Investment Objective: High total return consisting of capital appreciation and current income.
Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of equity securities of companies that are principally engaged in the real estate industry. The sub-adviser defines a real estate company as a company that: (i) derives at least 50% of its total revenue or earnings from owning, operating, developing, constructing, financing, managing, and/or selling commercial, industrial, or residential real estate; or (ii) has at least 50% of its assets invested in real estate. As a general matter, the fund expects these investments to be in common stocks of companies of any market capitalization, including real estate investment trusts. The fund may invest in companies located in countries with emerging securities markets. The fund may also invest in convertible securities, initial public offerings, and Rule 144A securities. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act. The fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Main Risks: Company, concentration, convertible securities, credit, currency, foreign investments/developing and emerging markets, initial public offerings, interest rate, investment model, liquidity, market, market capitalization, other investment companies, real estate companies and real estate investment trusts, and securities lending.

Underlying Fund: Voya GNMA Income Fund
Investment Adviser: Voya Investments, LLC
Sub-Adviser: Voya Investment Management Co. LLC
Investment Objective: High level of current income consistent with liquidity and safety of principal through investment primarily in Government National Mortgage Association (“GNMA”) mortgage-backed securities (also known as GNMA Certificates) that are guaranteed as to the timely payment of principal and interest by the U.S. government.
Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in GNMA Certificates. The fund may purchase or sell GNMA Certificates on a delayed delivery or forward commitment basis through the “to-be-announced” market. The remaining assets of the fund will be invested in other securities issued or guaranteed by the U.S. government, including U.S. Treasury securities, and securities issued by other agencies and instrumentalities of the U.S. government. The fund may also invest in repurchase agreements secured by securities issued or guaranteed by the U.S. government, GNMA Certificates, and securities issued by other agencies and instrumentalities of the U.S. government. The fund may invest in debt securities of any maturity, although the sub-adviser expects to invest in securities with effective maturities in excess of one year. The fund may invest in futures, including U.S. Treasury futures, to manage the duration of the fund. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act. The fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Main Risks: Credit, derivative instruments, interest rate, liquidity, mortgage- and/or asset-backed securities, other investment companies, prepayment and extension, repurchase agreements, securities lending, U.S. government securities and obligations, and when issued and delayed delivery securities and forward commitments.

Underlying Fund: Voya Government Money Market Fund (formerly, Voya Money Market Fund)
Investment Adviser: Voya Investments, LLC
Sub-Adviser: Voya Investment Management Co. LLC
Investment Objective: High level of current income consistent with preservation of capital and liquidity and the maintenance of a stable $1.00 net asset value per share.
Main Investments: The fund invests at least 99.5% of its total assets in government securities, cash and repurchase agreements collateralized fully by government securities or cash. For purposes of this policy, “government securities” mean any securities issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an agency or instrumentality of the government of the United States pursuant to authority granted by the Congress of the United States; or any certificate of deposit for any of the foregoing. In addition, under normal market conditions, the fund invests at least 80% of its net assets (plus borrowings for investment purposes) in government securities and repurchase agreements that are collateralized by government securities. The fund will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The fund invests in

KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

a portfolio of securities maturing in 397 days or less (with certain exceptions) that will have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less. The fund may invest in variable and floating rate instruments, and transact in securities on a when-issued, delayed delivery or forward commitment basis. The securities purchased by the fund are subject to the quality, diversification, and other requirements of Rule 2a-7 under the 1940 Act, and other rules adopted by the SEC. Portfolio investments of the fund are valued based on the amortized cost valuation method pursuant to Rule 2a-7 under the 1940 Act. The fund may maintain a rating from one or more rating agencies that provide ratings on money market funds. There can be no assurance that the fund will maintain any particular rating or maintain it with a particular rating agency. To maintain a rating, the sub-adviser may manage the fund more conservatively than if it was not rated. The fund may invest in other investment companies that are money market funds to the extent permitted under the 1940 Act. You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.
Main Risks: Cash/cash equivalents, credit, interest rate, investment model, liquidity, money market regulatory, other investment companies – money market funds, prepayment and extension, repurchase agreements, U.S. government securities and obligations, and when issued securities and delayed-delivery securities and forward commitments.

Underlying Fund: Voya High Yield Bond Fund
Investment Adviser: Voya Investments, LLC
Sub-Adviser: Voya Investment Management Co. LLC
Investment Objective: High level of current income and total return.
Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of high-yield (high risk) bonds, commonly referred to as “junk bonds.” High-yield bonds are debt securities that, at the time of purchase, are not rated by a NRSRO or are rated below investment-grade (for example, rated below BBB- by Standard & Poor’s Ratings Services or Baa3 by Moody’s Investors Service, Inc.) or have an equivalent rating by a NRSRO. The fund defines high-yield bonds to include: bank loans; payment-in-kind securities; fixed and variable floating rate and deferred interest debt obligations; zero-coupon bonds and debt obligations provided they are unrated or rated below investment-grade. There are no restrictions on the average maturity of the fund or the maturity of any single investment. Any remaining assets may be invested in investment-grade debt instruments; common and preferred stocks; U.S. government securities; money market instruments; and debt securities of foreign issuers including securities of companies in emerging markets. The fund may invest in derivatives including, structured debt obligations, dollar roll transactions, swap agreements, including credit default swaps and interest rate swaps, and options on swap agreements. The fund typically uses derivatives to reduce exposure to other risks, such as interest rate or currency risk, to substitute for taking a position in the underlying asset, and/or to enhance returns in the fund. The fund may invest in companies of any size. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act. The fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Main Risks: Bank instruments, company, credit, credit default swaps, currency, derivative instruments, foreign investments/developing and emerging markets, high-yield securities, interest in loans, interest rate, liquidity, market, market capitalization, other investment companies, prepayment and extension, securities lending, U.S. government securities and obligations, and zero-coupon bonds and pay-in-kind securities.

Underlying Fund: Voya Intermediate Bond Fund
Investment Adviser: Voya Investments, LLC
Sub-Adviser: Voya Investment Management Co. LLC
Investment Objective: Maximize total return through income and capital appreciation.

KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of bonds, including but not limited to corporate, government and mortgage bonds which, at the time of purchase, are rated investment-grade (for example, rated at least BBB- by Standard & Poor's Ratings Services or Baa3 by Moody's Investors Service, Inc.) or have an equivalent rating by a NRSRO, or of comparable quality if unrated. Although the fund may invest a portion of its assets in high-yield (high risk) debt instruments, commonly referred to as “junk bonds,” rated below investment-grade, the fund will seek to maintain a minimum weighted average portfolio quality rating of at least investment-grade. Generally, the sub-adviser maintains a dollar-weighted average duration between three and ten years. The fund may also invest in: preferred stocks; high quality money market instruments; municipal bonds; debt instruments of foreign issuers (including those located in emerging market countries); securities denominated in foreign currencies; foreign currencies; mortgage-backed and asset-backed securities; bank loans and floating rate secured loans (“Senior Loans”); and derivatives including futures, options, and swaps (including credit default swaps, interest rate swaps and total return swaps) involving securities, securities indices and interest rates, which may be denominated in the U.S. dollar or foreign currencies. The fund typically uses derivatives to reduce exposure to other risks, such as interest rate or currency risk, to substitute for taking a position in the underlying asset, and/or to enhance returns in the fund. The fund may seek to obtain exposure to the securities in which it invests by entering into a series of purchase and sale contracts or through other investment techniques such as buy backs and dollar rolls. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act. The fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Main Risks: Bank instruments, company, credit, credit default swaps, currency, derivative instruments, floating rate loans, foreign investments/developing and emerging markets, high-yield securities, interest in loans, interest rate, investment model, liquidity, market, market capitalization, mortgage- and/or asset-backed securities, municipal obligations, other investment companies, prepayment and extension, securities lending, and U.S. government securities and obligations.

Underlying Fund: Voya International Core Fund
Investment Adviser: Voya Investments, LLC
Sub-Adviser: Wellington Management Company LLP
Investment Objective: Long-term growth of capital.
Main Investments: The fund invests at least 65% of its total assets in equity securities of companies located in a number of different countries other than the United States. The fund may invest in countries with emerging securities markets. The fund’s emerging markets exposure will generally not be greater than 10% above the emerging markets exposure of the MSCI All Country World Ex-U.S. Index. Emerging markets will be defined as countries that are included in the MSCI Emerging Markets Index. The fund may also invest in depositary receipts of foreign issuers. The fund may invest up to 15% of its assets in real estate-related securities including real estate investment trusts. The fund may use derivatives, including futures, options, swaps, and forward contracts, typically for hedging purposes to reduce risk, such as interest rate risk, currency risk, and price risk. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act. The fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Main Risks: Company, currency, derivative instruments, foreign investments/developing and emerging markets, liquidity, market, market capitalization, other investment companies, real estate companies and real estate investment trusts, and securities lending.

Underlying Fund: Voya International Real Estate Fund
Investment Adviser: Voya Investments, LLC
Sub-Adviser: CBRE Clarion Securities LLC
Investment Objective: High total return.
Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of equity securities of companies that are principally engaged in the real estate industry. At least 65% of the fund's assets will normally be invested in companies located in a number of different countries other than the United

KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

States. These companies may have investments that provide exposure to the U.S. real estate industry. The sub-adviser defines a real estate company as a company that: (i) derives at least 50% of its total revenue or earnings from owning, operating, developing, constructing, financing, managing and/or selling commercial, industrial, or residential real estate; or (ii) has at least 50% of its assets invested in real estate. The fund expects these investments to be in common stocks of companies of any market capitalization, including real estate investment trusts. The fund may invest in companies located in countries with emerging securities markets. The fund may also invest in convertible securities, initial public offerings, and Rule 144A securities. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act. The fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Main Risks: Company, concentration, convertible securities, credit, currency, foreign investments/developing and emerging markets, initial public offerings, interest rate, investment model, liquidity, market, market capitalization, other investment companies, real estate companies and real estate investment trusts, and securities lending.

Underlying Fund: Voya Large-Cap Growth Fund (formerly, Voya Growth Opportunities Fund)
Investment Adviser: Voya Investments, LLC
Sub-Adviser: Voya Investment Management Co. LLC
Investment Objective: Long-term capital appreciation.
Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of large-capitalization companies. For this fund, large-capitalization companies are companies with market capitalizations which fall within the range of companies in the Russell 1000® Growth Index at the time of purchase. The fund may invest up to 25% of its assets in foreign securities. The fund may invest in derivative instruments including, but not limited to, index futures and options to hedge against market risk or to enhance returns. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act. The fund may lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.
Main Risks: Company, currency, derivative instruments, foreign investments, growth investing, investment model, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: Voya Large Cap Value Fund
Investment Adviser: Voya Investments, LLC
Sub-Adviser: Voya Investment Management Co. LLC
Investment Objective: Long-term growth of capital and current income.
Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of dividend paying, large-capitalization issuers (usually those with market capitalizations in excess of $1 billion). The sub-adviser defines large-capitalization companies as companies with market capitalizations that fall within the collective range of companies within the Russell 1000® Value Index at the time of purchase. Equity securities include common and preferred stocks, warrants, and convertible securities. The fund may invest in foreign securities, including companies located in countries with emerging securities markets. The fund may invest in real estate-related securities including real estate investment trusts. The fund may also invest up to 20% of its assets in small- and mid-capitalization companies. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act. The fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Main Risks: Company, convertible securities, credit, currency, dividend, foreign investments/developing and emerging markets, interest rate, investment model, liquidity, market, market capitalization, other investment companies, real estate companies and real estate investment trusts, securities lending, and value investing.

Underlying Fund: Voya MidCap Opportunities Fund
Investment Adviser: Voya Investments, LLC
Sub-Adviser: Voya Investment Management Co. LLC

KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

Investment Objective: Long-term capital appreciation.
Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of mid-sized U.S. companies (defined as those companies with market capitalizations that fall within the range of companies in the Russell Midcap® Growth Index at the time of purchase). The fund may also invest in derivative instruments which include, but are not limited to, futures or index futures that have a similar profile to the benchmark of the fund. The fund typically uses derivatives for the purpose of maintaining equity market exposure on its cash balance. The fund may also invest in foreign securities. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act. The fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Main Risks: Company, currency, derivative instruments, foreign investments, growth investing, investment model, liquidity, market, mid-capitalization company, other investment companies, securities lending, and value investing.

Underlying Fund: Voya Mid Cap Research Enhanced Index Fund (formerly, Voya Mid Cap Value Advantage Fund)
Investment Adviser: Voya Investments, LLC
Sub-Adviser: Voya Investment Management Co. LLC
Investment Objective: Long-term capital growth and current income.
Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of mid-capitalization companies included in the S&P MidCap 400 Index. The fund may invest in derivative instruments including, but not limited to, index futures. The fund typically uses derivatives as a substitute for taking a position in the index for “equitization” purposes. The fund may also invest in real estate-related securities including real estate investment trusts. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act. The fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Main Risks: Company, derivative instruments, investment model, liquidity, market, mid-capitalization company, other investment companies, real estate companies and real estate investment trusts, and securities lending.

Underlying Fund: Voya Multi-Manager Emerging Markets Equity Fund
Investment Adviser: Voya Investments, LLC
Sub-Adviser: Delaware Investments Fund Advisers, J.P. Morgan Investment Management Inc., and Van Eck Associates Corporation
Investment Objective: Long-term capital appreciation.
Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of issuers in emerging markets. Developing or emerging countries include most countries in the world except Australia, Canada, Japan, New Zealand, Hong Kong, Singapore, the United Kingdom, the United States, and most of the countries of Western Europe. An emerging market company is one that is organized under the laws of, or has a principal place of business in, an emerging market; where the principal securities market is in an emerging market; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in an emerging market; or at least 50% of the assets of which are located in an emerging market. The fund may invest in companies of any market capitalization. Equity securities may include common stock, preferred stock, convertible securities, depositary receipts, participatory notes, trust or partnership interests, warrants and rights to buy common stock, and privately placed securities. The fund may also invest in real estate-related securities, including real estate investment trusts, and non-investment grade bonds (high-yield or “junk bonds”). The fund may invest in derivatives, including but not limited to, futures, options, swaps, and forwards as a substitute for securities in which the fund can invest; to hedge various investments; to seek to reduce currency deviations, where practicable, for the purpose of risk management; to seek to increase the fund’s gains; and for the efficient management of cash flows. The fund may invest in securities denominated in U.S. dollars, major reserve currencies, and currencies of other countries in which it can invest. The fund typically maintains full currency exposure to those markets in which it invests. However,

KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

the fund may, from time to time, hedge a portion of its foreign currency exposure into the U.S. dollar. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act. The fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Main Risks: Company, convertible securities, credit, currency, derivative instruments, foreign investments/developing and emerging markets, growth investing, high-yield securities, interest rate, investing through stock connect, investment model, liquidity, market, market capitalization, other investment companies, prepayment and extension, real estate companies and real estate investment trusts, securities lending, and value investing.

Underlying Fund: Voya Multi-Manager International Equity Fund
Investment Adviser: Voya Investments, LLC
Sub-Advisers: Baillie Gifford Overseas Limited, J.P. Morgan Investment Management Inc., Lazard Asset Management LLC, and T. Rowe Price Associates, Inc.
Investment Objective: Long-term growth of capital.
Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities. The fund invests at least 65% of its assets in equity securities of companies organized under the laws of, or with principal offices located in, a number of different countries outside of the United States, including in countries in emerging markets. The fund does not focus its investments in a particular industry or country. The fund may invest in companies of any market capitalization. The equity securities in which the fund may invest include, but are not limited to, common stocks, preferred stocks, depositary receipts, rights and warrants to buy common stocks, privately placed securities, and IPOs. The fund may invest in derivative instruments including options, futures, and forward foreign currency exchange contracts. The fund may typically use derivatives to seek to reduce exposure to other risks, such as interest rate or currency risk, to substitute for taking a position in the underlying assets, for cash management, and/or to seek to enhance returns in the fund. The fund invests its assets in foreign investments which are denominated in U.S. dollars, major reserve currencies and currencies of other countries and can be affected by fluctuations in exchange rates. To attempt to protect against adverse changes in currency exchange rates, the fund may, but will not necessarily use special techniques such as forward foreign currency exchange contracts. The fund may invest in other investment companies, including exchange traded funds, to the extent permitted under the 1940 Act. The fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Main Risks: Company, currency, derivative instruments, foreign investments/developing and emerging markets, growth investing, initial public offerings, investment model, liquidity, market, market capitalization, other investment companies, securities lending, and value investing.

Underlying Fund: Voya Multi-Manager International Small Cap Fund
Investment Adviser: Voya Investments, LLC
Sub-Advisers: Acadian Asset Management LLC, Victory Capital Management Inc., and Wellington Management Company LLP
Investment Objective: Maximum long-term capital appreciation.
Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of small market capitalization companies. The fund currently considers small-capitalization companies to be those with market capitalizations that fall within the range of companies in the S&P Developed ex-U.S. Small Cap Index at the time of purchase. At least 65% of the fund's assets will normally be invested in companies located outside the United States, including companies located in countries with emerging securities markets. The fund may invest up to 35% of its assets in U.S. issuers. The fund may hold both growth and value stocks and at times may favor one over the other based on available opportunities. The fund invests primarily in common stocks or securities convertible into common stocks of international issuers, but may invest from time to time in such instruments as forward currency contracts, futures contracts, rights, and depositary receipts. The fund may invest in forward currency contracts or futures contracts to hedge currency and for implementation of a currency model within the portfolio. The fund may invest in futures contracts to allow market exposure in a cost efficient way, maintain exposure to an asset class in the case of large cash flows, and to have access to a particular market in which the fund wishes to invest. The fund

KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

may invest up to 25% of its assets in real estate-related securities including real estate investment trusts. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act. The fund may lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.
Main Risks: Company, convertible securities, credit, currency, derivative instruments, foreign investments/developing and emerging markets, growth investing, interest rate, investment model, liquidity, market, other investment companies, real estate companies and real estate investment trusts, securities lending, small-capitalization company, and value investing.

Underlying Fund: Voya Multi-Manager Mid Cap Value Fund
Investment Adviser: Voya Investments, LLC
Sub-Advisers: Hahn Capital Management, LLC; LSV Asset Management; and Wellington Management Company LLP
Investment Objective: Long-term capital appreciation.
Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of mid-capitalization companies. The sub-advisers define mid-capitalization companies as those companies with market capitalizations that fall within the collective range of companies within the Russell Midcap® Index and the S&P MidCap 400 Index at the time of purchase. The fund focuses on securities that the sub-advisers believe are undervalued in the marketplace. The fund expects to invest primarily in securities of U.S.-based companies, but may also invest in securities of non-U.S. companies, including companies located in countries with emerging securities markets. The fund may also invest up to 20% of its net assets in real estate-related securities including real estate investment trusts. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act. The fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Main Risks: Company, currency, foreign investments/developing and emerging markets, investment model, liquidity, market, mid-capitalization company, other investment companies, real estate investment companies and real estate investment trusts, securities lending, and value investing.

Underlying Fund: Voya Real Estate Fund
Investment Adviser: Voya Investments, LLC
Sub-Adviser: CBRE Clarion Securities LLC
Investment Objective: Total return consisting of long-term capital appreciation and current income.
Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in common and preferred stocks of U.S. real estate investment trusts and real estate companies. The sub-adviser defines a real estate company as a company that: (i) derives at least 50% of its total revenue or earnings from owning, operating, leasing, developing, managing, brokering, and/or selling real estate; or (ii) has at least 50% of its assets invested in real estate. The fund may invest in companies of any market capitalization; however, it will generally not invest in companies with market capitalization of less than $100 million. The fund may invest in initial public offerings, convertible securities and Rule 144A securities. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act. The fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Main Risks: Company, concentration, convertible securities, credit, initial public offerings, interest rate, investment model, liquidity, market, market capitalization, other investment companies, real estate companies and real estate investment trusts, and securities lending.

Underlying Fund: Voya Short Term Bond Fund
Investment Adviser: Voya Investments, LLC
Sub-Adviser: Voya Investment Management Co. LLC
Investment Objective: Maximum total return.

KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of bonds or derivative instruments having economic characteristics similar to bonds. The average dollar-weighted maturity of the fund will not exceed 3 years. Because of the fund's holdings in asset-backed, mortgage-backed, and similar securities, the fund's average dollar-weighted maturity is equivalent to the average weighted maturity of the cash flows in the securities held by the fund given certain prepayment assumptions (also known as weighted average life). The fund invests in non-government issued debt securities, issued by companies of all sizes, rated investment-grade, but may also invest up to 10% of its total assets in high yield securities, (commonly referred to as “junk bonds”). The fund may also invest in: preferred stocks; U.S. government securities, securities of foreign governments, and supranational organizations; mortgage-backed and asset-backed debt securities; municipal bonds, notes, and commercial paper; and debt securities of foreign issuers. The fund may engage in dollar roll transactions and swap agreements, including credit default swaps, interest rate swaps, and total return swaps. The fund may use options, options on swap agreements and futures contracts involving securities, securities indices and interest rates to hedge against market risk, to enhance returns, and as a substitute for taking a position in the underlying asset. In addition, private placements of debt securities (which are often restricted securities) are eligible for purchase along with other illiquid securities. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act. The fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Main Risks: Company, credit, credit default swaps, currency, derivative instruments, foreign investments, high-yield securities, interest rate, investment model, liquidity, market, market capitalization, mortgage- and/or asset-backed securities, municipal obligations, other investment companies, prepayment and extension, securities lending, sovereign debt, and U.S. government securities and obligations.

Underlying Fund: Voya SmallCap Opportunities Fund
Investment Adviser: Voya Investments, LLC
Sub-Adviser: Voya Investment Management Co. LLC
Investment Objective: Capital appreciation.
Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of smaller, lesser-known U.S. companies. For this fund, smaller companies are those with market capitalizations that fall within the range of companies in the Russell 2000® Growth Index at the time of purchase. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act. The fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Main Risks: Company, growth investing, investment model, liquidity, market, other investment companies, securities lending, and small-capitalization company.

Underlying Fund: Voya Small Company Fund
Investment Adviser: Voya Investments, LLC
Sub-Adviser: Voya Investment Management Co. LLC
Investment Objective: Growth of capital primarily through investment in a diversified portfolio of common stock of companies with smaller market capitalizations.
Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of small-capitalization companies (defined as those companies included in the S& P SmallCap 600® Index or the Russell 2000® Index at the time of purchase, or if not included in either index, have a market capitalization that falls with the range of the market capitalizations of companies included in the S&P SmallCap 600® Index or the Russell 2000® Index). The fund may invest in derivative instruments including, but not limited to, put and call options. The fund typically uses derivative instruments to seek to reduce exposure to other risks, such as currency risk, to substitute for taking a position in the underlying asset, and/or to seek to enhance returns in the fund. The fund may invest, to

KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

a limited extent, in foreign stock. The fund may also invest in real estate-related securities including real estate investment trusts. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act. The fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Main Risks: Company, currency, derivative instruments, foreign investments, growth investing, investment model, liquidity, market, other investment companies, real estate companies and real estate investment trusts, securities lending, small-capitalization company, and value investing.

Unaffiliated Underlying Funds
Underlying Fund: Credit Suisse Commodity Return Strategy Fund
Investment Adviser: Credit Suisse Asset Management, LLC
Investment Objective: Total return.
Main Investments: The fund is designed to achieve positive total return relative to the performance of the Bloomberg Commodity Index Total Return (“Index”). The fund intends to invest its assets in a combination of commodity linked-derivative instruments and fixed income securities. The fund gains exposure to commodities markets by investing through the Subsidiary and in structured notes linked to the Index, other commodity indices, or the value of a particular commodity or commodity futures contract or subset of commodities or commodity futures contracts. The value of these investments will rise or fall in response to changes in the underlying index or commodity. The fund may invest up to 25% of its total assets in the Credit Suisse Cayman Commodity Fund I, Ltd., a wholly-owned subsidiary of the fund organized under the laws of the Cayman Islands (the “Subsidiary”). The fund will invest in the Subsidiary primarily to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. Generally, the Subsidiary will invest in commodity-linked derivative instruments, but it will also invest in fixed income instruments, including U.S. government securities, U.S. government agency securities, corporate bonds, debentures and notes, mortgage-backed and other asset-backed securities, event-linked bonds, loan participations, bank certificates of deposit, fixed time deposits, bankers' acceptances, commercial paper and other short-term fixed income securities. The primary purpose of the fixed income instruments held by the Subsidiary will be to serve as collateral for the Subsidiary's derivative positions; however, these instruments are also expected to earn income for the Subsidiary. The fund invests in a portfolio of fixed income securities normally having an average duration of one year or less, and emphasizes investment-grade fixed income securities.

Underlying Fund: iPath® Bloomberg Commodity Index Total ReturnSM ETN
Issuer: The Barclays Bank Group
Investment Objective: Designed to provide exposure to the Bloomberg Commodity Index Total ReturnSM (“Index”).
Main Investments: The exchange-traded notes (“ETNs”) are unsecured debt obligations of the issuer with returns that are linked to the performance of the Index. The Index reflects the returns that are potentially available through an unleveraged investment in the futures contracts on physical commodities comprising the Index plus the rate of interest that could be earned on cash collateral invested in specified Treasury Bills. The Index is a rolling index that is rebalanced annually.

Underlying Fund: iShares® 20+ Year Treasury Bond ETF
Investment Adviser: BlackRock Fund Advisors
Investment Objective: Track investment results of an index composed of U.S. Treasury bonds with remaining maturities greater than twenty years.
Main Investments: The fund seeks to track the investment results of the ICE U.S. Treasury 20+ Year Bond Index (the “Index”), which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity greater than 20 years. Prior to the selection of the Index on April 1, 2016, the fund tracked the Barclays U.S. 20+ Year Treasury Bond Index. The fund generally invests at least 90% of its assets in the bonds of the Index and at least 95% of its assets in U.S. government bonds. The fund may invest up to 10% of its assets in U.S. government bonds not included in the Index, but which the investment adviser believes will help the fund track the Index. The fund also

KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

may invest up to 5% of its assets in repurchase agreements collateralized by U.S. government obligations and in cash and cash equivalents, including shares of money market funds advised by the investment adviser or its affiliates. The fund seeks to track the investment results of the Index before fees and expenses of the fund. The fund may lend securities representing up to  1⁄3 of the value of the fund’s total assets (including the value of any collateral received).
Representative Sampling: The investment adviser uses a representative sampling indexing strategy to manage the fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of the Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity, credit ratings and yield) and liquidity measures similar to those of the Index. The fund may or may not hold all of the securities in the Index.
Industry Concentration Policy: The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

Underlying Fund: iShares® Core S&P 500 ETF
Investment Adviser: BlackRock Fund Advisors
Investment Objective: Track investment results of an index composed of large-capitalization U.S. equities.
Main Investments: The fund seeks to track the investment results of the S&P 500® Index (“Index”), which measures the performance of the large-capitalization sector of the U.S. equity market. The component stocks are weighted according to the float-adjusted market value of their outstanding shares. The Index consists of stocks from a broad range of industries. Components primarily include financials, health care, and information technology companies. The components of the Index, and the degree to which these components represent certain industries, are likely to change over time. The fund generally invests at least 90% of its assets in securities of the Index and in depositary receipts representing securities of the Index. The fund may invest the remainder of its assets in certain futures, options and swap contracts, cash and cash equivalents, including shares of money market funds advised by the investment adviser or its affiliates, as well as in securities not included in the Index, but which the investment adviser believes will help the fund track the Index. The fund seeks to track the investment results of the Index before fees and expenses of the fund. The fund may lend securities representing up to  1⁄3 of the value of the fund's total assets (including the value of any collateral received).
Representative Sampling: The investment adviser uses a representative sampling indexing strategy to manage the fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of the Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Index. The fund may or may not hold all of the securities in the Index.
Industry Concentration Policy: The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Underlying Fund: iShares® Core S&P Mid-Cap ETF
Investment Adviser: BlackRock Fund Advisors
Investment Objective: Track the investment results of an index composed of mid-capitalization U.S. equities.
Main Investments: The fund seeks to track the investment results of the S&P MidCap 400 Index (“Index”), which measures the performance of the mid-capitalization sector of the U.S. equity market. Components primarily include financials, industrials, and information technology companies. The components of the Index, and the degree to which these components represent certain industries, are likely to change over time. The fund generally invests at least

KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

90% of its assets in securities of the Index and in depositary receipts representing securities of the Index. The fund may invest the remainder of its assets in certain futures, options and swap contracts, cash and cash equivalents, including shares of money market funds advised by the investment adviser or its affiliates, as well as in securities not included in the Index, but which the investment adviser believes will help the fund track the Index. The fund seeks to track the investment results of the Index before fees and expenses of the fund. The fund may lend securities representing up to  1⁄3 of the value of the fund's total assets (including the value of any collateral received).
Representative Sampling: The investment adviser uses a representative sampling indexing strategy to manage the fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of the Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Index. The fund may or may not hold all of the securities in the Index.
Industry Concentration Policy: The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Underlying Fund: iShares® Core S&P Small-Cap ETF
Investment Adviser: BlackRock Fund Advisors
Investment Objective: Track the investment results of an index composed of small-capitalization U.S. equities.
Main Investments: The fund seeks to track the investment results of the S&P SmallCap 600® Index (“Index”), which measures the performance of the small-capitalization sector of the U.S. equity market. Components primarily include financials, industrials, and information technology companies. The components of the Index and the degree to which these components represent certain industries, are likely to change over time. The fund generally invests at least 90% of its assets in securities of the Index and in depositary receipts representing securities of the Index. The fund may invest the remainder of its assets in certain futures, options and swap contracts, cash and cash equivalents, including shares of money market funds advised by the investment adviser or its affiliates, as well as in securities not included in the Index but which the investment adviser believes will help the fund track the Index. The fund seeks to track the investment results of the Index before fees and expenses of the fund. The fund may lend securities representing up to  1⁄3 of the value of the fund's total assets (including the value of any collateral received).
Representative Sampling: The investment adviser uses a representative sampling indexing strategy to manage the fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of the Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Index. The fund may or may not hold all of the securities in the Index.
Industry Concentration Policy: The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Underlying Fund: iShares® Core U.S. Aggregate Bond ETF
Investment Adviser: BlackRock Fund Advisors
Investment Objective: Track the investment results of an index composed of the total U.S. investment-grade bond market.
Main Investments: The fund seeks to track the investment results of the Barclays U.S. Aggregate Bond Index (“Index”), which measures the performance of the total U.S. investment-grade bond market. Components of the Index primarily include mortgage-backed pass-through and treasury securities, and industrials companies. The components of the Index, and the degree to which these components represent certain industries, are likely to change over time. The

KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

fund generally seeks to track the performance of the Index by investing approximately 90% of its assets in the bonds represented in the Index and in securities that provide substantially similar exposure to securities in the Index. The fund may invest the remainder of its assets in bonds not included in the Index, but which the investment adviser believes will help the fund track the Index, as well as in cash and high-quality, liquid short-term instruments, including shares of money market funds advised by the investment adviser or its affiliates. The fund seeks to track the investment results of the Index before fees and expenses of the fund. Most transactions in fixed-rate mortgage-backed pass-through securities occur through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement (“to-be-announced (TBA) transactions”). The fund may enter into such contracts on a regular basis. The fund, pending settlement of such contracts, will invest its assets in high-quality, liquid short-term instruments, including shares of money market funds advised by the investment adviser or its affiliates. The fund may also acquire interests in mortgage pools through means other than such standardized contracts for future delivery. The fund seeks to track the investment results of the Index before fees and expenses of the fund. The fund may lend securities representing up to  1⁄3 of the value of the fund's total assets (including the value of any collateral received).
Representative Sampling: The investment adviser uses a representative sampling indexing strategy to manage the fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of the Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity, credit ratings and yield) and liquidity measures similar to those of the Index. The fund may or may not hold all of the securities in the Index.
Industry Concentration Policy: The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

Underlying Fund: iShares® iBoxx $ High Yield Corporate Bond ETF
Investment Adviser: BlackRock Fund Advisors
Investment Objective: Track the investment results of an index composed of U.S. dollar-denominated, high yield corporate bonds.
Main Investments: The fund seeks to track the investment results of the Markit iBoxx® USD Liquid High Yield Index (“Index”), which is a rules-based index consisting of liquid U.S. dollar-denominated, high yield corporate bonds for sale in the United States, as determined by the index provider. The Index is designed to provide a broad representation of the U.S. dollar-denominated liquid high yield corporate bond market. The Index is a modified market-value weighted index with a cap on each issuer of 3%. Bonds in the Index are selected using a rules-based criteria, as defined by the index provider. There is no limit to the number of issues in the Index. The Index may include large-, mid-, or small-capitalization companies. Components of the Index primarily include consumer cyclical, consumer services, consumer staples, industrials, and telecommunications companies. The components of the Index, and the degree to which these components represent certain industries, may change over time. The fund generally will invest at least 90% of its assets in the component securities of the Index and may invest up to 10% of its assets certain futures, options and swap contracts, cash and cash equivalents, including money market funds advised by the investment adviser or its affiliates, as well as in securities not included in the Index but which the investment adviser believes will help the fund track the Index. The fund seeks to track the investment results of the Index before fees and expenses of the fund. The fund may lend securities representing up to  1⁄3 of the value of the fund's total assets (including the value of any collateral received).
Representative Sampling: The investment adviser uses a representative sampling indexing strategy to manage the fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of the Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity, credit ratings and yield) and liquidity measures similar to those of the Index. The fund may or may not hold all of the securities in the Index.

KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

Industry Concentration Policy: The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

Underlying Fund: iShares® MSCI EAFE ETF
Investment Adviser: BlackRock Fund Advisors
Investment Objective: Track the investment results of an index composed of large- and mid-capitalization developed market equities, excluding the United States and Canada.
Main Investments: The fund seeks to track the investment results of the MSCI EAFE® Index (“Index”), which has been developed by MSCI Inc. as an equity benchmark for international stock performance. The Index includes stocks from Europe, Australasia and the Far East. The Index may include large- and mid-capitalization companies. Components of the Index primarily include consumer discretionary, financials, and industrials companies. The components of the Index, and the degree to which these components represent certain industries, are likely to change over time. The fund generally invests at least 90% of its assets in the securities of the Index and in depositary receipts representing securities in the Index. The fund may invest the remainder of its assets in certain futures, options, and swap contracts, cash and cash equivalents, including shares of money market funds advised by the investment adviser or its affiliates, as well as in securities not included in the Index, but which the investment adviser believes will help the fund track the Index. The fund may lend securities representing up to  1⁄3 of the value of the fund's total assets (including the value of any collateral received).
Representative Sampling: The investment adviser uses a representative sampling indexing strategy to manage the fund. Representative sampling is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Index. The fund may or may not hold all of the securities in the Index.
Industry Concentration Policy: The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Underlying Fund: iShares® MSCI Emerging Markets ETF
Investment Adviser: BlackRock Fund Advisors
Investment Objective: Track the investment results of an index composed of large- and mid-capitalization emerging market equities.
Main Investments: The fund seeks to track the investment results of the MSCI Emerging Markets Index (“Index”), which is designed to measure equity market performance in the global emerging markets. The Index may include large- and mid-capitalization companies. Components of the Index primarily include consumer discretionary, financials, and information technology companies. The components of the Index, and the degree to which these components represent certain industries, are likely to change over time. The fund generally invests at least 90% of its assets in the securities of the Index and in depositary receipts representing securities in the Index. The fund may invest the remainder of its assets in other securities, including securities not in the Index but which the investment adviser believes will help the fund track the Index, and in other investments, including futures contracts, options on futures contracts, other types of options and swaps related to the Index, as well as cash and cash equivalents, including shares of money market funds advised by the investment adviser or its affiliates. The fund seeks to track the investment results of the Index before fees and expenses of the fund. The fund may lend securities up to  1⁄3 of the value of the fund's total assets (including the value of any collateral received).

KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

Representative Sampling: The investment adviser uses a representative sampling indexing strategy to manage the fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of the Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Index. The fund may or may not hold all of the securities in the Index.
Industry Concentration Policy: The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by the U.S. government securities are not considered to be issued by members of any industry.

Underlying Fund: iShares® MSCI Eurozone ETF
Investment Adviser: BlackRock Fund Advisors
Investment Objective: Track the investment results of an index composed of large- and mid-capitalization equities from developed market countries that use the euro as their official currency.
Main Investments: The fund seeks to track the investment results of the MSCI European Economic and Monetary Union Index (“Index”), which consists of stocks from the following 10 developed market countries: Austria, Belgium, Finland, France, Germany, Ireland, Italy, the Netherlands, Portugal and Spain. The Index may include large- and mid-capitalization companies. Components of the Index primarily include consumer discretionary, financials and industrials companies. The components of the Index, and the degree to which these components represent certain industries, are likely to change over time. The fund generally invests at least 95% of its assets in the securities of the Index and in depositary receipts representing securities in the Index. The fund may invest the remainder of its assets in other securities, including securities not included in the Index, but which the investment adviser believes will help the fund track the Index, and in other investments, including futures contracts, options on futures contracts, other types of options and swaps related to the Index, as well as cash and cash equivalents, including shares of money market funds advised by the investment adviser or its affiliates. The fund seeks to track the investment results of the Index before the fees and expenses of the fund. The fund may lend securities representing up to  1⁄3 of the value of the fund's total assets (including the value of any collateral received).
Representative Sampling: The investment adviser uses a representative sampling indexing strategy to manage the fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of the Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Index. The fund may or may not hold all of the securities in the Index.
Industry Concentration Policy: The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Underlying Fund: iShares® Russell 1000 ETF
Investment Adviser: BlackRock Fund Advisors
Investment Objective: Track the investment results of an index composed of large- and mid-capitalization U.S. equities.
Main Investments: The fund seeks to track the investment results of the Russell 1000® Index (“Index”), which measures the performance of the large- and mid-capitalization sectors of the U.S. equity market. The Index includes issuers representing approximately 92% of the market capitalization of all publicly-traded U.S. equity securities. The Index is a float-adjusted capitalization-weighted index of equity securities issued by the approximately 1,000 largest issuers in the Russell 3000® Index. Components primarily include consumer discretionary, financials, healthcare, information technology, and technology companies. The components of the Index, and the degree to which these components represent certain industries, are likely to change over time. The fund generally invests at least 90% of its assets in the securities of the Index and in depositary receipts representing securities of the Index. The fund may invest the

KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

remainder of its assets in certain futures, options, and swap contracts, cash and cash equivalents, including shares of money market funds advised by the investment adviser or its affiliates, as well as in securities not included in the Index, but which the investment adviser believes will help the fund track the Index. The fund seeks to track the investment results of the Index before fees and expenses of the fund. The fund may lend securities representing up to  1⁄3 of the value of the fund's total assets (including the value of any collateral received).
Representative Sampling: The investment adviser uses a representative sampling indexing strategy to manage the fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of the Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Index. The fund may or may not hold all of the securities in the Index.
Industry Concentration Policy: The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Underlying Fund: iShares® Russell 1000 Growth ETF
Investment Adviser: BlackRock Fund Advisors
Investment Objective: Track the investment results of an index composed of large- and mid-capitalization U.S. equities that exhibit growth characteristics.
Main Investments: The fund seeks to track the investment results of the Russell 1000® Growth Index (“Index”), which measures the performance of the large- and mid-capitalization growth sectors of the U.S. equity market. It is a subset of the Russell 1000® Index, which measures the performance of the large- and mid- capitalization sector of the U.S. equity market. The Index measures the performance of equity securities of Russell 1000® Index issuers with relatively higher I/B/E/S forecast medium-term growth and sales per share historical growth. Components primarily include consumer discretionary, healthcare, information technology, and technology companies. The components of the Index, and the degree to which these components represent certain industries, are likely to change over time. The fund generally invests at least 90% of its assets in the securities of the Index and in depositary receipts representing securities of the Index. The fund may invest the remainder of its assets in certain futures, options and swap contracts, cash and cash equivalents, including shares of money market funds advised by the investment adviser or its affiliates, as well as in securities not included in the Index, but which the investment adviser believes will help the fund track the Index. The fund seeks to track the investment results of the Index before fees and expenses of the fund. The fund may lend securities representing up to  1⁄3 of the value of the fund's total assets (including the value of any collateral received).
Representative Sampling: The investment adviser uses a representative sampling indexing strategy to manage the fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of the Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Index. The fund may or may not hold all of the securities in the Index.
Industry Concentration Policy: The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Underlying Fund: iShares® Russell 1000 Value ETF
Investment Adviser: BlackRock Fund Advisors
Investment Objective: Track the investment results of an index composed of large- and mid-capitalization U.S. equities that exhibit value characteristics.

KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

Main Investments: The fund seeks to track the investment results of the Russell 1000® Value Index (“Index”), which measures the performance of the large- and mid-capitalization value sectors of the U.S. equity market. It is a subset of the Russell 1000® Index, which measures the performance of the large- and mid-capitalization sector of the U.S. equity market. Components primarily include energy, financial, healthcare and information technology companies. The components of the Index, and the degree to which these components represent certain industries, are likely to change over time. The fund generally invests at least 90% of its assets in securities of the Index and in depositary receipts representing securities of the Index. The fund may invest the remainder of its assets in certain futures, options and swap contracts, cash and cash equivalents, including money market funds advised by the investment adviser or its affiliates, as well as in securities not included in the Index, but which the investment adviser believes will help the fund track the Index. The fund seeks to track the investment results of the Index before fees and expenses of the fund. The fund may lend securities representing up to  1⁄3 of the value of the fund's total assets (including the value of any collateral received).
Representative Sampling: The investment adviser uses a representative sampling indexing strategy to manage the fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Index. The fund may or may not hold all of the securities in the Index.
Industry Concentration Policy: The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Underlying Fund: iShares® Russell 2000 ETF
Investment Adviser: BlackRock Fund Advisors
Investment Objective: Track the investment results of an index composed of small-capitalization U.S. equities.
Main Investments: The fund seeks to track the investment results of the Russell 2000® Index (“Index”), which measures the performance of the small-capitalization sector of the U.S. equity market. The Index includes issuers representing approximately 8% of the total market capitalization of all publicly-traded U.S. equity securities. The Index is a float-adjusted capitalization-weighted index of equity securities issued by the approximately 2,000 smallest issuers in the Russell 3000® Index. Components primarily include consumer discretionary, financials, healthcare, information technology and technology companies. The components of the Index, and the degree to which these components represent certain industries, are likely to change over time. The fund generally invests at least 90% of its assets in the securities of the Index and in depositary receipts representing securities of the Index. The fund may invest the remainder of its assets in certain futures, options and swap contracts, cash and cash equivalents, including shares of money market funds advised by the investment adviser or its affiliates, as well as in securities not included in the Index, but which the investment adviser believes will help the fund track the Index. The fund seeks to track the investment results of the Index before fees and expenses of the fund. The fund may lend securities representing up  1⁄3 of the value of the fund's total assets (including the value of any collateral received).
Representative Sampling: The investment adviser uses a representative sampling indexing strategy to manage the fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of the Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Index. The fund may or may not hold all of the securities in the Index.
Industry Concentration Policy: The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Underlying Fund: iShares® Russell 2000 Growth ETF

KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

Investment Adviser: BlackRock Fund Advisors
Investment Objective: Track the investment results of an index composed of small-capitalization U.S. equities that exhibit growth characteristics.
Main Investments: The fund seeks to track the investment results of the Russell 2000® Growth Index (“Index”), which measures the performance of the small-capitalization growth sector of the U.S. equity market. It is a subset of the Russell 2000® Index, which measures the performance of the small-capitalization sector of the U.S. equity market. The Index measures the performance of equity securities of Russell 2000® Index issuers with relatively higher price-to-book ratios and higher forecasted growth. Components primarily include consumer discretionary, healthcare, information technology and technology companies. The components of the Index, and the degree to which these components represent certain industries, are likely to change over time. The fund generally invests at least 90% of its assets in the securities of the Index and in depositary receipts representing securities of the Index. The fund may invest the remainder of its assets in certain futures, options and swap contracts, cash and cash equivalents, including shares of money market funds advised by the investment adviser or its affiliates, as well as in securities not included in the Index, but which the investment adviser believes will help the fund track the Index. The fund seeks to track the investment results of the Index before fees and expenses of the fund. The fund may lend securities representing up to  1⁄3 of the value of the fund's total assets (including the value of any collateral received).
Representative Sampling: The investment adviser uses a representative sampling indexing strategy to manage the fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of the Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Index. The fund may or may not hold all of the securities in the Index.
Industry Concentration Policy: The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Underlying Fund: iShares® Russell 2000 Value ETF
Investment Adviser: BlackRock Fund Advisors
Investment Objective: Track the investment results of an index composed of small-capitalization U.S. equities that exhibit value characteristics.
Main Investments: The fund seeks to track the investment results of the Russell 2000® Value Index (“Index”), which measures the performance of the small-capitalization value sector of the U.S. equity market. It is a subset of the Russell 2000® Index, which measures the performance of the small-capitalization sector of the U.S. equity market. The Index measures the performance of equity securities of Russell 2000® Index issuers with relatively lower price-to-book ratios and lower forecasted growth. Components primarily include consumer discretionary, financials, industrials information technology and producer durables companies. The components of the Index, and the degree to which these components represent certain industries, are likely to change over time. The fund generally invests at least 90% of its assets in the securities of the Index and in depositary receipts representing securities in the Index. The fund may invest the remainder of its assets in certain futures, options and swap contracts, cash and cash equivalents, including shares of money market funds advised by the investment adviser or its affiliates, as well as securities not included in the Index, but which the investment adviser believes will help the fund track the Index. The fund seeks to track the investment results of the Index before fees and expenses of the fund. The fund may lend securities representing up to  1⁄3 of the value of the fund's total assets (including the value of any collateral received).
Representative Sampling: The investment adviser uses a representative sampling indexing strategy to manage the fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of the Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Index. The fund may or may not hold all of the securities in the Index.

KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

Industry Concentration Policy: The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Underlying Fund: iShares® Russell Mid-Cap ETF
Investment Adviser: BlackRock Fund Advisors
Investment Objective: Track the investment results of an index composed of mid-capitalization U.S. equities.
Main Investments: The fund seeks to track the investment results of the Russell Midcap® Index (“Index”), which measures the performance of the mid-capitalization sector of the U.S. equity market. The Index is a float-adjusted, capitalization-weighted index of approximately 800 of the smallest issuers in the Russell 1000® Index. Components primarily include consumer discretionary, financials, information technology and producer durables companies, and may change over time. The fund generally invests at least 90% of its assets in the securities of the Index and in depositary receipts representing securities in the Index. The fund may invest the remainder of its assets in certain futures, options and swap contracts, cash and cash equivalents, including shares of money market funds advised by the investment adviser or its affiliates, as well as in securities not included in the Index, but which the investment adviser believes will help the fund track the Index. The fund seeks to track the investment results of the Index before fees and expenses of the fund. The fund may lend securities representing up to  1⁄3 of the value of the fund's total assets (including the value of any collateral received).
Representative Sampling: The investment adviser uses a representative sampling indexing strategy to manage the fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of the Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Index. The fund may or may not hold all of the securities in the Index.
Industry Concentration Policy: The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Underlying Fund: iShares® Russell Mid-Cap Growth ETF
Investment Adviser: BlackRock Fund Advisors
Investment Objective: Track the investment results of an index composed of mid-capitalization U.S. equities that exhibit growth characteristics.
Main Investments: The fund seeks to track the investment results of the Russell Midcap® Growth Index (“Index”), which measures the performance of the mid-capitalization growth sector of the U.S. equity market. It is a subset of the Russell Midcap® Index, which measures the performance of the mid-capitalization sector of the U.S. equity market. The Index measures the performance of equity securities of Russell Midcap® Index issuers with relatively higher price-to-book ratios and higher forecasted growth. Components primarily include financials, industrials, information technology and producer durables companies. The components of the Index, and the degree to which these components represent certain industries, are likely to change over time. The fund generally invests at least 90% of its assets in the securities of the Index and in depositary receipts representing securities in the Index. The fund may invest the remainder of its assets in certain futures, options and swap contracts, cash and cash equivalents, including shares of money market funds advised by the investment adviser or its affiliates, as well as in securities not included in the Index, but which the investment adviser believes will help the fund track the Index. The fund seeks to track the investment results of the Index before fees and expenses of the fund. The fund may lend securities representing up to  1⁄3 of the value of the fund's total assets (including the value of any collateral received).
Representative Sampling: The investment adviser uses a representative sampling indexing strategy to manage the fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of the Index. The securities selected are expected to have,

KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Index. The fund may or may not hold all of the securities in the Index.
Industry Concentration Policy: The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Underlying Fund: iShares® Russell Mid-Cap Value ETF
Investment Adviser: BlackRock Fund Advisors
Investment Objective: Track the investment results of an index composed of mid-capitalization U.S. equities that exhibit value characteristics.
Main Investments: The fund seeks to track the investment results of the Russell Midcap® Value Index (“Index”), which measures the performance of the mid-capitalization value sector of the U.S. equity market. It is a subset of the Russell Midcap® Index, which measures the performance of the mid-capitalization sector of the U.S. equity market. The Index measures the performance of equity securities of Russell Midcap® Index issuers with relatively lower price-to-book ratios and lower forecasted growth. Components primarily include consumer discretionary, financials, information technology, industrials, and utilities companies. The fund generally invests at least 90% of its assets in the securities of the Index and in depositary receipts representing securities in the Index. The components of the Index, and the degree to which these components represent certain industries, are likely to change over time. The fund may invest the remainder of its assets in certain futures, options and swap contracts, cash and cash equivalents, including shares of money market funds advised by the investment adviser or its affiliates, as well as in securities not included in the Index, but which the investment adviser believes will help the fund track the Index. The fund seeks to track the investment results of the Index before fees and expenses of the fund. The fund may lend securities representing up to  1⁄3 of the value of the fund's total assets (including the value of any collateral received).
Representative Sampling: The investment adviser uses a representative sampling indexing strategy to manage the fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of the Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Index. The fund may or may not hold all of the securities in the Index.
Industry Concentration Policy: The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Underlying Fund: iShares® S&P 500 Growth ETF
Investment Adviser: BlackRock Fund Advisors
Investment Objective: Track the investment results of an index composed of large-capitalization U.S. equities that exhibit growth characteristics.
Main Investments: The fund seeks to track the investment results of the S&P 500 Growth IndexTM (“Index”), which measures the performance of the large-capitalization growth sector of the U.S. equity market. It is a subset of the S&P 500® Index and consists of those stocks in the S&P 500® Index exhibiting the strongest growth characteristics, as determined by the index provider. Components primarily include consumer discretionary, healthcare and information technology companies. The components of the Index, and the degree to which these components represent certain industries, are likely to change over time. The fund generally invests at least 90% of its assets in securities of the Index and in depositary receipts representing securities of the Index. The fund may invest the remainder of its assets in certain futures, options and swap contracts, cash and cash equivalents, including shares of money market funds advised by the investment adviser or its affiliates, as well as in securities not included in the Index, but which the

KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

investment adviser believes will help the fund track the Index. The fund seeks to track the investment results of the Index before fees and expenses of the fund. The fund may lend securities representing up to  1⁄3 of the value of the fund's total assets (including the value of any collateral received).
Representative Sampling: The investment adviser uses a representative sampling indexing strategy to manage the fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Index. The fund may or may not hold all of the securities in the Index.
Industry Concentration Policy: The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Underlying Fund: iShares® S&P 500 Value ETF
Investment Adviser: BlackRock Fund Advisors
Investment Objective: Track the investment results of an index composed of large-capitalization U.S. equities that exhibit value characteristics.
Main Investments: The fund seeks to track the investment results of the S&P 500® Value Index (“Index”), which measures the performance of the large-capitalization value sector of the U.S. equity market. It is a subset of the S&P 500® Index and consists of those stocks in the S&P 500® Index exhibiting the strongest value characteristics, as determined by the index provider. The components primarily include energy, financial, health care and industrials companies. The components of the Index, and the degree to which these components represent certain industries, are likely to change over time. The fund generally invests at least 90% of its assets in securities of the Index and in depositary receipts representing securities of the Index. The fund may invest the remainder of its assets in certain futures, options and swap contracts, cash and cash equivalents, including money market funds advised by the investment adviser or its affiliates, as well as in securities not included in the Index, but which the investment adviser believes will help the fund track the Index. The fund seeks to track the investment results of the Index before fees and expenses of the fund. The fund may lend securities representing up to  1⁄3 of the value of the fund's total assets (including the value of any collateral received).
Representative Sampling: The investment adviser uses a representative sampling indexing strategy to manage the fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of the Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Index. The fund may or may not hold all of the securities in the Index.
Industry Concentration Policy: The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Underlying Fund: iShares® S&P Mid-Cap 400 Growth ETF
Investment Adviser: BlackRock Fund Advisors
Investment Objective: Track the investment results of an index composed of mid-capitalization U.S. equities that exhibit growth characteristics.
Main Investments: The fund seeks to track the investment results of the S&P MidCap 400 Growth IndexTM (“Index”), which measures the performance of the mid-capitalization growth sector of the U.S. equity market. It is a subset of the S&P MidCap 400 Index and consists of those stocks in the S&P MidCap 400 Index exhibiting the strongest growth characteristics, as determined by the index provider. Components primarily include consumer discretionary, financials

KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

and information technology companies. The components of the Index, and the degree to which these components represent certain industries, are likely to change over time. The fund generally invests at least 90% of its assets in securities of the Index and in depositary receipts representing securities of the Index. The fund may invest the remainder of its assets in certain futures, options and swap contracts, cash and cash equivalents, including shares of money market funds advised by the investment adviser or its affiliates, as well as in securities not included in the Index but which the investment adviser believes will help the fund track the Index. The fund seeks to track the investment results of the Index before fees and expenses of the fund. The fund may lend securities representing up to  1⁄3 of the value of the fund's total assets (including the value of any collateral received).
Representative Sampling: The investment adviser uses a representative sampling indexing strategy to manage the fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of the Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Index. The fund may or may not hold all of the securities in the Index.
Industry Concentration Policy: The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Underlying Fund: iShares® S&P Mid-Cap 400 Value ETF
Investment Adviser: BlackRock Fund Advisors
Investment Objective: Track the investment results of an index composed of mid-capitalization U.S. equities that exhibit value characteristics.
Main Investments: The fund seeks to track the investment results of the S&P MidCap 400 Value IndexTM (“Index”), which measures the performance of the mid-capitalization value sector of the U.S. equity market. It is a subset of the S&P MidCap 400 Index and consists of those stocks in the S&P MidCap 400 Index exhibiting the strongest value characteristics, as determined by the index provider. Components primarily include financials, industrials, and information technology companies. The components of the Index, and the degree to which these components represent certain industries, are likely to change over time. The fund generally invests at least 90% of its assets in securities of the Index and in depositary receipts representing securities of the Index. The fund may invest the remainder of its assets in certain futures, options and swap contracts, cash and cash equivalents, including shares of money market funds advised by the investment adviser or its affiliates, as well as in securities not included in the Index but which the investment adviser believes will help the fund track the Index. The fund seeks to track the investment results of the Index before fees and expenses of the fund. The fund may lend securities representing up to  1⁄3 of the value of the fund's total assets (including the value of any collateral received).
Representative Sampling: The investment adviser uses a representative sampling indexing strategy to manage the fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of the Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Index. The fund may or may not hold all of the securities in the Index.
Industry Concentration Policy: The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Underlying Fund: iShares® S&P Small-Cap 600 Growth ETF
Investment Adviser: BlackRock Fund Advisors
Investment Objective: Track the investment results of an index composed of small-capitalization U.S. equities that exhibit growth characteristics.

KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

Main Investments: The fund seeks to track the investment results of the S&P SmallCap 600 Growth IndexTM (“Index”), which measures the performance of the small-capitalization growth sector of the U.S. equity market. It is a subset of the S&P SmallCap 600® Index and consists of those stocks in the S&P SmallCap 600® Index exhibiting the strongest growth characteristics, as determined by the index provider. Components primarily include financials, health care, and information technology companies. The components of the Index, and the degree to which these components represent certain industries, are likely to change over time. The fund generally invests at least 90% of its assets in securities of the Index and in depositary receipts representing securities of the Index. The fund may invest the remainder of its assets in certain futures, options and swap contracts, cash and cash equivalents, including shares of money market funds advised by the investment adviser or its affiliates, as well as in securities not included in the Index but which the investment adviser believes will help the fund track the Index. The fund may lend securities representing up to  1⁄3 of the value of the fund's total assets (including the value of any collateral received).
Representative Sampling: The investment adviser uses a representative sampling indexing strategy to manage the fund. Representative sampling is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Index. The fund may or may not hold all of the securities in the Index.
Industry Concentration Policy: The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Underlying Fund: iShares® S&P Small-Cap 600 Value ETF
Investment Adviser: BlackRock Fund Advisors
Investment Objective: Track the investment results of an index composed of small-capitalization U.S. equities that exhibit value characteristics.
Main Investments: The fund seeks to track the investment results of the S&P SmallCap 600 Value IndexTM (“Index”), which measures the performance of the small-capitalization value sector of the U.S. equity market. It is a subset of the S&P SmallCap 600® Index and consists of those stocks in the S&P SmallCap 600® Index exhibiting the strongest value characteristics, as determined by the index provider. Components primarily include consumer discretionary, financials, industrials, and information technology companies. The components of the Index, and the degree to which these components represent certain industries, are likely to change over time. The fund generally invests at least 90% of its assets in securities of the Index and in depositary receipts representing securities of the Index. The fund may invest the remainder of its assets in certain futures, options and swap contracts, cash and cash equivalents, including shares of money market funds advised by the investment adviser or its affiliates, as well as in securities not included in the Index but which the investment adviser believes will help the fund track the Index. The fund seeks to track the investment results of the Index before fees and expenses of the fund. The fund may lend securities representing up to  1⁄3 of the value of the fund's total assets (including the value of any collateral received).
Representative Sampling: The investment adviser uses a representative sampling indexing strategy to manage the fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of the Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Index. The fund may or may not hold all of the securities in the Index.
Industry Concentration Policy: The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Underlying Fund: iShares® TIPS Bond ETF

KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

Investment Adviser: BlackRock Fund Advisors
Investment Objective: Track investment results of an index composed of inflation-protected U.S. Treasury bonds.
Main Investments: The fund seeks to track the investment results of the Barclays U.S. Treasury Inflation Protected Securities Index (“Index”), which measures the performance of the inflation-protected public obligations of the U.S. Treasury, commonly known as “TIPS.” The fund generally invests at least 90% of its assets in the bonds of the Index and at least 95% of its assets in U.S. government bonds. The fund may invest up to 10% of its assets in U.S. government bonds not included in the Index, but which the investment adviser believes will help the fund track the Index. The fund may also invest up to 5% of its assets in repurchase agreements collateralized by U.S. government obligations and in cash and cash equivalents, including shares of money market funds advised by the investment adviser or its affiliates. The fund seeks to track the investment results of the Index before the fees and expenses of the fund. The fund may lend securities representing up to  1⁄3 of the value of the fund's total assets (including the value of any collateral received).
Representative Sampling: The investment adviser uses a representative sampling indexing strategy to manage the fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of the Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Index. The fund may or may not hold all of the securities in the Index.
Industry Concentration Policy: The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

Underlying Fund: iShares® U.S. Core Treasury Bond ETF
Investment Adviser: BlackRock Fund Advisors
Investment Objective: Track the investment results of an index composed of U.S. Treasury bonds.
Main Investments: The fund seeks to track the investment results of the ICE U.S. Treasury Core Bond Index (the “Index”), which measures the performance of the public obligations of the U.S. Treasury that have a remaining maturity greater than one year and less than or equal to thirty years. Prior to the selection of the Index on July 1, 2016, the fund tracked the Barclays U.S. Treasury Index. The fund generally will invest at least 90% of its assets in the component securities of the Index and may invest up to 10% of its assets in certain futures, options and swap contracts, cash and cash equivalents, including shares of money market funds advised by the investment adviser or its affiliates, as well as in securities not included in the Index, but which the investment adviser believes will help the fund track the Index. The fund seeks to track the investment results of the Index before fees and expenses of the fund. The fund may lend securities representing up to  1⁄3 of the value of the fund’s total assets (including the value of any collateral received).
Representative Sampling: The investment adviser uses a representative sampling indexing strategy to manage the fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of the Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity, credit ratings and yield) and liquidity measures similar to those of the Index. The fund may or may not hold all of the securities in the Index.
Industry Concentration Policy: The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

Underlying Fund: PIMCO Total Return Active Exchange-Traded Fund

KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

Investment Adviser: Pacific Investment Management Company LLC
Investment Objective: Maximum total return, consistent with preservation of capital and prudent investment management.
Main Investments: The fund invests at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The fund invests primarily in investment-grade debt securities, but may invest up to 10% of its total assets in high-yield securities rated B or higher by Moody's Investors Service, Inc., or equivalently rated by Standard & Poor's Ratings Services or Fitch, Inc., or, if unrated, determined by the investment adviser to be of comparable quality. The fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the fund's prospectus or statement of additional information. The fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The fund may invest up to 10% of its total assets in preferred stock, convertible securities and other equity related securities. The fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Underlying Fund: PowerShares Senior Loan Portfolio ETF
Investment Adviser: Invesco PowerShares Capital Management LLC
Investment Objective: Investment results that generally correspond (before fees and expenses) to the price and yield of the S&P/LSTA U.S. Leveraged Loan 100 Index (“Index”).
Main Investments: The portfolio generally invests at least 80% of its net assets (plus borrowings for investment purposes) in senior loans that comprise the Index. Banks and other lending institutions generally issue senior loans to corporations, partnerships, or other entities. These borrowers operate in a variety of industries and geographic regions, including foreign countries. The fund generally will purchase loans from banks or other financial institutions through assignments or participations. The fund may acquire a direct interest in a loan from the agent or other lender by assignment or an indirect interest in a loan as a participation in another lender’s portion of a loan. The portfolio generally will sell loans it holds by way of an assignment, but may sell participation interests in such loans at any time to facilitate its ability to fund redemption requests. The fund will invest in loans that are expected to be below investment-grade quality and to bear interest at a floating rate that periodically resets. The fund may acquire and retain loans of borrowers that have filed for bankruptcy protection. The fund does not purchase all of the securities in the Index but uses a “sampling” methodology.
Industry Concentration Policy: The fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Index reflects a concentration in that industry or sector.

Underlying Fund: Schwab U.S. TIPS ETFTM
Issuer: Charles Schwab Investment Management, Inc.
Investment Objective: Track as closely as possible, before fees and expenses, the price and yield performance of the Barclays U.S. Treasury Inflation Protected Securities Index (Series L) (“Index”).
Main Investments: The fund generally invests in securities that are included in the Index. It is the fund’s policy that under normal circumstances it will invest at least 90% of its net assets in securities included in the Index. The fund will generally give the same weight to a given security as the Index does. Under normal circumstances, the fund may invest up to 10% of its net assets in securities not included in its Index. The principal types of these investments include those that the investment adviser believes will help the fund track the index, such as investments in (a) securities that are not represented in the Index but the investment adviser anticipates will be added to the Index; (b) high-quality liquid short-term investments, such as securities issued by the U.S. government, its agencies or instrumentalities, including obligations that are not guaranteed by the U.S. Treasury, and obligations that are issued by private issuers

KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

that are guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities; and (c) other investment companies. The fund may also invest in cash, cash equivalents and money market funds, enter into repurchase agreements, and may lend its securities to minimize the difference in performance that naturally exists between an index fund and its corresponding index. The investment adviser typically seeks to track the price and yield performance of the Index by replicating the Index. The investment adviser seeks to achieve, over time, a correlation between the fund’s performance and that of its index, before fees and expenses, of 95% or better. However, there can be no guarantee that the fund will achieve a high degree of correlation with the Index.

Underlying Fund: SPDR® Barclays High Yield Bond ETF
Investment Adviser: SSgA Fund Management, Inc.
Investment Objective: Provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the U.S. high yield corporate bond market.
Main Investments: Under normal market conditions, the fund invests substantially all, but at least 80%, of its total assets in the securities comprising the Barclays U.S. High Yield Very Liquid Index (“Index”) or in securities that the investment adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. In addition, the fund may invest in debt securities that are not included in the Index, cash and cash equivalents, or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the investment adviser). The fund may use derivatives, including credit default swaps and credit default index swaps, to obtain investment exposure that the investment adviser expects to correlate closely with the Index, or a portion of the Index, and in managing cash flows. The Index is designed to measure the performance of publicly issued U.S. dollar denominated high yield corporate bonds with above-average liquidity. High yield securities are generally rated below investment-grade and are commonly referred to as “junk bonds”. In seeking to track the performance of the Index, the fund employs a sampling strategy, which means the fund is not required to purchase all of the securities represented in the Index.

Underlying Fund: SPDR® Barclays TIPS ETF
Investment Adviser: SSgA Fund Management, Inc.
Investment Objective: Provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the inflation protected sector of the U.S. treasury market.
Main Investments: Under normal market conditions, the fund invests substantially all, but at least 80%, of its total assets in the securities comprising the Barclays U.S. Government Inflation-Linked Bond Index (“Index”) or in securities that the investment adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. In addition, the fund may invest in debt securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the investment adviser). The Index measures the performance of the inflation-protected public obligations of the U.S. Treasury, commonly known as “TIPS.” In seeking to track the performance of the Index, the fund employs a sampling strategy, which means the fund is not required to purchase all of the securities represented in the Index.

Underlying Fund: SPDR® Dow Jones International Real Estate ETF
Investment Adviser: SSgA Fund Management, Inc.
Investment Objective: Provide investment results that, before fees and expenses, correspond generally to the total return performance of an index based upon the international real estate market.
Main Investments: Under normal market conditions, the fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in American Depositary Receipts or Global Depositary Receipts based on securities comprising the Index. In addition, the fund may invest in equity securities that are not included in the Index (including common stock, preferred stock, depositary receipts and shares of other investment companies), cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the investment adviser). The Index is a measure of the types of global real

KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

estate securities that represent the ownership and operation of commercial or residential real estate. In seeking to track the performance of the Index, the fund employs a sampling strategy, which means the fund is not required to purchase all of the securities represented in the Index.

Underlying Fund: SPDR® S&P 400 Mid Cap Growth ETF
Investment Adviser: SSgA Fund Management, Inc.
Investment Objective: Provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of medium capitalization exchange traded U.S. equity securities exhibiting “growth” characteristics.
Main Investments: Under normal market conditions, the fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the S&P MidCap 400 Growth IndexTM (the “Index”). In addition, the fund may invest in equity securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the investment adviser). The Index measures the performance of the mid-capitalization growth segment of the U.S. equity market. The Index consists of those stocks in the S&P MidCap 400 Index exhibiting the strongest growth characteristics. In seeking to track the performance of the Index, the fund employs a sampling strategy, which means that the fund is not required to purchase all of the securities represented in the Index.

Underlying Fund: SPDR® S&P 400 Mid Cap Value ETF
Investment Adviser: SSgA Fund Management, Inc.
Investment Objective: Provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of medium capitalization exchange traded U.S. equity securities exhibiting “value” characteristics.
Main Investments: Under normal market conditions, the fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the S&P MidCap 400 Value IndexTM (the “Index”). The fund may invest in equity securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the investment adviser). The Index measures the performance of the mid-capitalization value segment of the U.S. equity market. The Index consists of those stocks in the S&P MidCap 400 Index exhibiting the strongest value characteristics. In seeking to track the performance of the Index, the fund employs a sampling strategy, which means that the fund is not required to purchase all of the securities represented in the Index.

Underlying Fund: SPDR® S&P 500® ETF Trust
Investment Adviser: SSgA Fund Management, Inc.
Investment Objective: Provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500® Index (“Index”).
Main Investments: The trust seeks to achieve its investment objective by holding a portfolio of the common stocks that are included in the Index, with the weight of each stock in the portfolio substantially corresponding to the weight of such stock in the Index.

Underlying Fund: SPDR® S&P 500® Growth ETF
Investment Adviser: SSgA Fund Management, Inc.
Investment Objective: Provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of large capitalization exchange traded U.S. equity securities exhibiting growth characteristics.
Main Investments: Under normal market conditions, the fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the S&P 500 Growth IndexTM (the “Index”). The fund may invest in equity securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase

KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

agreements and money market funds (including money market funds advised by the investment adviser). The Index measures the performance of the large-capitalization growth segment of the U.S. equity market. The Index consists of those stocks in the S&P 500® Index exhibiting the strongest growth characteristics. In seeking to track the performance of the Index, the fund employs a sampling strategy, which means that the fund is not required to purchase all of the securities represented in the Index.

Underlying Fund: SPDR® S&P 500® Value ETF
Investment Adviser: SSgA Fund Management, Inc.
Investment Objective: Provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of large capitalization exchange traded U.S. equity securities exhibiting “value” characteristics.
Main Investments: Under normal market conditions, the fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the S&P 500® Value Index (the “Index”). The fund may invest in equity securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the investment adviser). The Index measures the performance of the large-capitalization value segment of the U.S. equity market. The Index consists of those stocks in the S&P 500® Index exhibiting the strongest value characteristics. In seeking to track the performance of the Index, the fund employs a sampling strategy, which means that the fund is not required to purchase all of the securities represented in the Index.

Underlying Fund: SPDR® S&P 600 Small Cap ETF
Investment Adviser: SSgA Fund Management, Inc.
Investment Objective: Provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of small capitalization exchange traded U.S. equity securities.
Main Investments: Under normal market conditions, the fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the S&P SmallCap 600® Index (the “Index”). In addition, the fund may invest in equity securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the investment adviser). The Index measures the performance of the small-capitalization segment of the U.S. equity market. In seeking to track the performance of the Index, the fund employs a sampling strategy, which means that the fund is not required to purchase all of the securities represented in the Index.

Underlying Fund: SPDR® S&P 600 Small Cap Growth ETF
Investment Adviser: SSgA Fund Management, Inc.
Investment Objective: Provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of small capitalization exchange traded U.S. equity securities exhibiting “growth” characteristics.
Main Investments: Under normal market conditions, the fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the S&P SmallCap 600 Growth IndexTM (the “Index”). The fund may invest in equity securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the investment adviser). The Index measures the performance of the small-capitalization growth segment of the U.S. equity market. The Index consists of those stocks in the S&P SmallCap 600® Index exhibiting the strongest growth characteristics. In seeking to track the performance of the Index, the fund employs a sampling strategy, which means that the fund is not required to purchase all of the securities represented in the Index.

Underlying Fund: SPDR® S&P 600 Small Cap Value ETF
Investment Adviser: SSgA Fund Management, Inc.

KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

Investment Objective: Provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of small capitalization exchange traded U.S. equity securities exhibiting “value” characteristics.
Main Investments: Under normal market conditions, the fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the S&P SmallCap 600 Value IndexTM (the “Index”). The fund may invest in equity securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the investment adviser). The Index measures the performance of the small-capitalization value segment of the U.S. equity market. The Index consists of those stocks in the S&P SmallCap 600® Index exhibiting the strongest value characteristics. In seeking to track the performance of the Index, the fund employs a sampling strategy, which means that the fund is not required to purchase all of the securities represented in the Index.

Underlying Fund: SPDR® S&P MidCap 400® ETF Trust
Investment Adviser: SSgA Fund Management, Inc.
Investment Objective: Provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P MidCap 400 Index (the “Index”).
Main Investments: The trust seeks to achieve its investment objective by holding a portfolio of the common stocks that are included in the Index, with the weight of each stock in the trust’s portfolio substantially corresponding to the weight of such stock in the Index. At any time, the trust’s portfolio will consist of as many of the Index Securities as is practicable. To maintain the correspondence between the composition and weightings to the Index, the trust’s portfolio is adjusted from time to time to conform to periodic changes made in the Index. The trustee aggregates certain of these adjustments and makes changes to the trust’s portfolio at least monthly, or more frequently in the case of significant changes to the Index.

Underlying Fund: TIAA-CREF Bond Index Fund
Adviser: Teachers Advisors, Inc.
Investment Objective: Favorable long-term total return, mainly from current income, by primarily investing in a portfolio of fixed-income securities that is designed to produce a return that corresponds with the total return of the U.S. investment-grade bond market based on a broad bond index.
Main Investments: Under normal circumstances, the fund invests at least 80% of its assets in bonds within its benchmark and portfolio tracking index, the Barclays U.S. Aggregate Bond Index (the “Index”). The fund uses a sampling technique to create a portfolio that closely matches the overall investment characteristics of the Index without investing in all of the securities in the Index. Generally, the fund intends to invest in public, investment-grade, taxable debt securities denominated in U.S. dollars including government securities, as well as mortgage-backed, commercial mortgage-backed and asset-backed securities. The fund’s investments in mortgage-backed securities may include pass-through securities sold by private, governmental and government-related organizations and collateralized mortgage obligations, to the extent that such instruments are held by the Index. The fund may invest in foreign securities denominated in U.S. dollars only to the extent they are included or eligible to be included in the Index. The securities purchased by the fund will mainly be high-quality instruments rated in the top four credit categories by Moody’s or S&P or deemed to be of the same quality by the investment adviser using its own credit quality analysis. The fund may continue to hold instruments that were rated as high-quality when purchased, but which subsequently are downgraded to below-investment-grade status or have their ratings withdrawn by one or more rating agencies. Because the return of an index is not reduced by investment and other operating expenses, the fund’s ability to match its index is negatively affected by the costs of buying and selling securities as well as other expenses.

Underlying Fund: TIAA-CREF International Equity Index Fund
Adviser: Teachers Advisors, Inc.
Investment Objective: Favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of foreign equity investments based on a market index.

KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

Main Investments: The fund invests at least 80% of its assets in equity securities of its benchmark index (the MSCI EAFE® Index (“Index”)). The Index measures stock performance in certain countries outside North America. The fund buys most, but not necessarily all, of the stocks in its benchmark index, and will attempt to closely match the overall investment characteristics of its benchmark index. The fund is designed to track foreign equity markets as a whole or a segment of these markets. The fund primarily invests its assets in equity securities its investment adviser has selected to track a designated stock market index. Because the return of an index is not reduced by investment and other operating expenses, the fund’s ability to match its index is negatively affected by the costs of buying and selling securities as well as other expenses.

Underlying Fund: TIAA-CREF S&P 500 Index Fund
Adviser: Teachers Advisors, Inc.
Investment Objective: Favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic companies selected to track U.S. equity markets based on a market index.
Main Investments: Under normal circumstances, the fund invests at least 80% of its assets in equity securities of its benchmark index (the S&P 500® Index (“Index”)). The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization of the U.S. equity market. The fund buys most, but not necessarily all, of the stocks in its benchmark index, and will attempt to closely match the overall investment characteristics of its benchmark index. The fund is designed to track various U.S. equity markets as a whole or a segment of these markets. The fund primarily invests its assets in equity securities its investment adviser has selected to track a designated stock market index. Because the return of an index is not reduced by investment and other operating expenses, the fund’s ability to match the returns of the Index is negatively affected by the costs of buying and selling securities as well as the fund’s fees and other expenses.

Underlying Fund: Vanguard FTSE Europe ETF
Investment Adviser: The Vanguard Group, Inc.
Investment Objective: Track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of Europe.
Main Investments: The fund employs an indexing investment approach by investing all, or substantially all, of its assets in the common stocks included in the FTSE Developed Europe All Cap Index (“Index”). The Index is a market-capitalization weighted index that is made up of approximately 1,229 common stocks of large-, mid-, and small-cap companies located in 16 European countries – mostly companies in United Kingdom, France, Switzerland, and Germany. Other countries represented in the Index include Austria, Belgium, Denmark, Finland, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, and Sweden.

Underlying Fund: Vanguard REIT ETF
Investment Adviser: The Vanguard Group, Inc.
Investment Objective: Provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly-traded equity REITs.
Main Investments: The fund employs an indexing investment approach designed to track the performance of the MSCI U.S. REIT® Index (“Index”). The Index is composed of stocks of publicly traded equity real estate investment trusts (known as REITs). The fund attempts to replicate the Index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

Underlying Fund: Vanguard S&P 500 ETF
Investment Adviser: The Vanguard Group, Inc.
Investment Objective: Track the performance of a benchmark index that measures the investment return of large-capitalization stocks.

KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

Main Investments: The fund employs an indexing investment approach designed to track the performance of the S&P 500® Index (“Index”), a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies. The fund attempts to replicate the Index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

Underlying Fund: Vanguard Short-Term Bond ETF
Investment Adviser: The Vanguard Group, Inc.
Investment Objective: Track the performance of a market-weighted bond index with a short-term dollar-weighted average maturity.
Main Investments: The fund employs an indexing investment approach designed to track the performance of the Barclays U.S. 1–5 Year Government/Credit Float Adjusted Index (the “Index”). The Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities between 1 and 5 years and are publicly issued. The fund invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the fund’s investments will be selected through the sampling process, and at least 80% of the fund’s assets will be invested in bonds held in the Index.

Underlying Fund: Vanguard Total Bond Market ETF
Investment Adviser: The Vanguard Group, Inc.
Investment Objective: Track the performance of a broad, market-weighted bond index.
Main Investments: The fund employs an indexing investment approach designed to track the performance of the Barclays U.S. Aggregate Float Adjusted Index (“Index”). The Index represents a wide spectrum of public, investment-grade, taxable, fixed-income securities in the United States—including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities—all with maturities of more than 1 year. The fund invests by sampling the Index, meaning that it holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the fund’s investments will be selected through the sampling process, and at least 80% of the fund's assets will be invested in bonds held in the Index.

Underlying Fund: WisdomTree Europe Hedged Equity Fund
Investment Adviser: WisdomTree Asset Management, Inc.
Investment Objective: Track the price and yield performance, before fees and expenses, of the WisdomTree Europe Hedged Equity Index (the “Index”).
Main Investments: Under normal circumstances, at least 95% of the fund’s total assets (exclusive of collateral held from securities lending) will be invested in the component securities of the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of such component securities. The Index is a dividend weighted index designed to provide exposure to European equity securities, particularly shares of European exporters, while at the same time neutralizing exposure to fluctuations between the value of the U.S. dollar and the euro. The Index consists of those dividend-paying companies within the WisdomTree International Equity Index. The following sectors are included in the Index: consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, telecommunication services, and utilities. The Index “hedges” against fluctuations in the relative value of the euro against the U.S. dollar. Forward currency contracts or futures contracts are used to offset the fund’s exposure to the euro. The fund generally uses a representative sampling strategy to achieve its investment object, meaning it generally will invest in a sample of the securities in the Index whose, risk, return and other characteristics of the Index as a whole. The fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers that if it were a diversified fund.

KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

Industry Concentration Policy: To the extent the Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the fund will concentrate its investments to approximately the same extent as the Index.

Underlying Fund: WisdomTree Japan Hedged Equity Fund
Investment Adviser: WisdomTree Asset Management, Inc.
Investment Objective: Track the price and yield performance, before fees and expenses, of the WisdomTree Japan Hedged Equity Index (“Index”). The fund seeks to provide Japanese equity returns while mitigating or “hedging” against fluctuations between the value of the Japanese yen and the U.S. dollar.
Main Investments: Under normal circumstances, at least 95% of the fund’s total assets (exclusive of collateral held from securities lending) will be invested in the component securities of the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of such component securities. The Index is designed to provide exposure to Japanese equity markets while at the same time neutralizing exposure to fluctuations of the Japanese yen relative to the U.S. Dollar. The Index consists of dividend-paying companies incorporated in Japan and traded on the Tokyo Stock Exchange that derive less than 80% of their revenue from sources in Japan. The following sectors are included in the Index: consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, telecommunication services, and utilities. The Index “hedges” against fluctuations in the relative value of the Japanese yen against the U.S. dollar. The fund intends to enter into forward currency contracts or futures contracts designed to offset the fund’s exposure to the Japanese yen. The fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Index as a whole. The fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers that if it were a diversified fund.
Industry Concentration Policy: To the extent the Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the fund will concentrate its investments to approximately the same extent as the Index.
MORE INFORMATION ABOUT PRINCIPAL RISKS THAT APPLY TO THE UNDERLYING FUNDS
The following are principal risks that apply to the Underlying Funds:
Borrowing: Borrowing creates leverage, which may increase expenses and increase the impact of an Underlying Fund’s other risks. The use of leverage may exaggerate any increase or decrease in the net asset value causing an Underlying Fund to be more volatile than a fund that does not borrow. Borrowing for investment purposes is considered to be speculative and may result in losses to an Underlying Fund.
Cash/Cash Equivalents: Investments in cash or cash equivalents may lower returns and result in potential lost opportunities to participate in market appreciation which could negatively impact an Underlying Fund’s performance and ability to achieve its investment objective.
Commodities: Commodity prices can have significant volatility, and exposure to commodities can cause the net asset value of an Underlying Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for an Underlying Fund to sell them at a desirable price or at the price at which it is carrying them. The values of physical commodities or commodity-linked derivative instruments may be affected by changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, international economic, political and regulatory developments, and factors affecting a particular region, industry or commodity, such as drought, floods, or other weather conditions, livestock disease, changes in storage costs, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, and tariffs. The commodity markets are subject to temporary distortions or other disruptions due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions. U.S. futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices that may occur during a single business day. These limits may have the effect of distorting market pricing and limiting liquidity in the market for the contracts in question.

KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

Concentration (Index): To the extent that an Underlying Fund’s index “concentrates,” as that term is defined in the 1940 Act, its assets in the securities of a particular industry or group of industries, an Underlying Fund will allocate its investments to approximately the same extent as the index. As a result, an Underlying Fund may be subject to greater market fluctuation than a fund that is more broadly invested across industries. Financial, economic, business, and other developments affecting issuers in a particular industry or group of industries, will have a greater effect on an Underlying Fund, and if securities of a particular industry or group of industries as a group fall out of favor, an Underlying Fund could underperform, or be more volatile than, funds that have greater industry diversification.
Concentration: As a result of an Underlying Fund “concentrating,” as that term is defined in the 1940 Act, its assets in securities related to a particular industry or group of industries, an Underlying Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. Financial, economic, business, and other developments affecting issuers in a particular industry or group of industries will have a greater effect on an Underlying Fund, and if securities of the particular industry or group of industries as a group fall out of favor, an Underlying Fund could underperform, or its net asset value may be more volatile than, funds that have greater industry diversification.
•	Real Estate Industry: Issuers principally engaged in real estate, including real estate investment trusts may be subject to risks similar to the risks associated with the direct ownership of real estate including terrorist attacks, war or other acts that destroy real property. In addition these investments may be affected by such factors as falling real estate prices, rising interest rates or property taxes, high foreclosure rates, environmental problems, zoning changes, overbuilding, overall declines in the economy and the management skill and creditworthiness of the company. Real estate investment trusts may also be affected by tax and regulatory requirements.
Convertible Securities: Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt instruments, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk. The value of a convertible security will normally fluctuate in some proportion to changes in the value of the underlying security because of the conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying security. Convertible securities may be rated below investment grade and therefore subject to greater levels of credit risk and liquidity risk. In the event the issuer of a convertible security is unable to meet its financial obligations, declares bankruptcy, or becomes insolvent, an Underlying Fund could lose money; such events may also have the effect of reducing an Underlying Fund's distributable income. There is a risk that an Underlying Fund may convert a convertible security at an inopportune time, which may decrease Underlying Fund returns.
Credit for Loans: The value of an Underlying Fund’s shares and an Underlying Fund’s ability to pay dividends is dependent upon the performance of the assets in its portfolio. Prices of an Underlying Fund’s investments are likely to fall if the actual or perceived financial health of the borrowers on, or issuers of, such investments deteriorates, whether because of broad economic or issuer-specific reasons, or if the borrower or issuer is late (or defaults) in paying interest or principal.
An Underlying Fund generally invests in loans that are senior in the capital structure of the borrower or issuer, hold an equal ranking with other senior debt, or have characteristics (such as a senior position secured by liens on a borrower’s assets) that the manager believes justify treatment as senior debt. Loans that are senior and secured generally involve less risk than unsecured or subordinated debt and equity instruments of the same borrower because the payment of principal and interest on senior loans is an obligation of the borrower that, in most instances, takes precedence over the payment of dividends, the return of capital to the borrower’s shareholders, and payments to bond holders; and because of the collateral supporting the repayment of the debt instrument. However, the value of the collateral may not equal an Underlying Fund’s investment when the debt instrument is acquired or may decline below the principal amount of the debt instrument subsequent to an Underlying Fund’s investment. Also, to the extent that collateral consists of stocks of the borrower, or its subsidiaries or affiliates, an Underlying Fund bears the risk that the stocks may decline in value, be relatively illiquid, or may lose all or substantially all of their value, causing an Underlying Fund’s investment to be undercollateralized. Therefore, the liquidation of the collateral underlying a loan in which an Underlying Fund has invested, may not satisfy the borrower’s obligation to an Underlying Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be able to be readily liquidated.

KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

In the event of the bankruptcy of a borrower or issuer, an Underlying Fund could experience delays and limitations on its ability to realize the benefits of the collateral securing the investment. Among the risks involved in a bankruptcy are assertions that the pledge of collateral to secure a loan constitutes a fraudulent conveyance or preferential transfer that would have the effect of nullifying or subordinating an Underlying Fund’s rights to the collateral.
The loans in which an Underlying Fund invests are generally rated lower than investment-grade credit quality, i.e., rated lower than Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or BBB- by Standard & Poor’s Ratings Services (“S&P”), or have been made to borrowers who have issued debt instruments that are rated lower than investment-grade in quality or, if unrated, would be rated lower than investment-grade credit quality. An Underlying Fund’s investments in lower than investment-grade loans will generally be rated at the time of purchase between B3 and Ba1 by Moody’s, B- and BB+ by S&P or, if not rated, would be of similar credit quality.
Lower quality securities (including securities that have fallen below investment-grade and are classified as “junk bonds” or “high yield securities”) have greater credit risk and liquidity risk than higher quality (investment-grade) securities, and their issuers’ long-term ability to make payments is considered speculative. Prices of lower quality bonds or other debt instruments are also more volatile, are more sensitive to negative news about the economy or the issuer, and have greater liquidity and price volatility risk. Investment decisions are based largely on the credit analysis performed by the manager, and not on rating agency evaluation. This analysis may be difficult to perform. Information about a loan and its borrower generally is not in the public domain. Investors in loans may not be afforded the protections of the anti-fraud provisions of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, because loans may not be considered “securities” under such laws. In addition, many borrowers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, however, borrowers are required to provide financial information to lenders and information may be available from other loan market participants or agents that originate or administer loans.
Demand for Loans: An increase in demand for loans may benefit an Underlying Fund by providing increased liquidity for such loans and higher sales prices, but it may also adversely affect the rate of interest payable on such loans and the rights provided to an Underlying Fund under the terms of the applicable loan agreement, and may increase the price of loans in the secondary market. A decrease in the demand for loans may adversely affect the price of loans in an Underlying Fund’s portfolio, which could cause an Underlying Fund’s net asset value to decline and reduce the liquidity of an Underlying Fund’s loan holdings.
Dividend: Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such securities. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future. As a result, an Underlying Fund’s ability to execute its investment strategy may be limited.
Equity Securities Incidental to Investments in Loans: Investments in equity securities incidental to investment in loans entail certain risks in addition to those associated with investments in loans. The value of such equity securities may change more rapidly, and to a greater extent, than fixed-income debt instruments issued by the same issuer in response to company-specific developments and general market conditions. An Underlying Fund’s holdings of equity securities may increase fluctuations in an Underlying Fund’s net asset value. An Underlying Fund may frequently possess material non-public information about a borrower as a result of its ownership of a loan of such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information, an Underlying Fund might be unable to enter into a transaction in a security of such a borrower when it would otherwise be advantageous to do so.
Focused Investing: To the extent that an Underlying Fund invests a substantial portion of its assets in securities related to a particular industry, sector, market segment, or geographic area, its investments will be sensitive to developments in that industry, sector, market segment, or geographic area. An Underlying Fund is subject to the risk that changing economic conditions; changing political or regulatory conditions; or natural and other disasters affecting the particular industry, sector, market segment, or geographic area in which an Underlying Fund focuses its investments could have a significant impact on its investment performance and could ultimately cause an Underlying Fund to underperform, or its net asset value to be more volatile than, other funds that invest more broadly.

KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

•	Financial Services Sector: Investments in the financial services sector may be subject to credit risk, interest rate risk, and regulatory risk, among others. Banks and other financial institutions can be affected by such factors as downturns in the U.S. and foreign economies and general economic cycles, fiscal and monetary policy, adverse developments in the real estate market, the deterioration or failure of other financial institutions, and changes in banking or securities regulations.
Foreign Investments for Floating Rate Loans: To the extent an Underlying Fund invests in debt instruments of borrowers in markets outside the United States, its share price may be more volatile than if it invested in debt instruments of borrowers in the U.S. market due to, among other things, the following factors: comparatively unstable political, social and economic conditions and limited or ineffectual judicial systems; comparatively small market sizes, making loans less liquid and loan prices more sensitive to the movements of large investors and more vulnerable to manipulation; governmental policies or actions, such as high taxes, restrictions on currency movements, replacement of currency, potential for default on sovereign debt, trade or diplomatic disputes, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations, creation of monopolies, and seizure of private property through confiscatory taxation and expropriation or nationalization of company assets; incomplete, outdated, or unreliable information about borrowers due to less stringent market regulation and accounting standards; comparatively undeveloped markets and weak banking and financial systems; market inefficiencies, such as higher transaction costs, and administrative difficulties, such as delays in processing transactions; and fluctuations in foreign currency exchange rates, which could reduce gains or widen losses. In addition, foreign taxes could reduce the income available to distribute to shareholders, and special U.S. tax considerations could apply to foreign investments. Depositary receipts are subject to risks of foreign investments and might not always track the price of the underlying foreign security. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.
Index Strategy: The index selected may underperform the overall market. An Underlying Fund seeks to track the index’s performance and an Underlying Fund does not use defensive strategies or attempt to reduce its exposure to poor performing securities in the index. To the extent an Underlying Fund’s investments track its target index, such Underlying Fund may underperform other funds that invest more broadly. The correlation between an Underlying Fund’s performance and index performance may be affected by an Underlying Fund’s expenses and the timing of purchases and redemptions of an Underlying Fund’s shares. In addition, an Underlying Fund’s actual holdings might not match the index and an Underlying Fund’s effective exposure to index securities at any given time may not precisely correlate.
Initial Public Offerings: Investments in initial public offerings (“IPOs”) and companies that have recently gone public have the potential to produce substantial gains for an Underlying Fund. However, there is no assurance that an Underlying Fund will have access to profitable IPOs or that the IPOs in which an Underlying Fund invests will rise in value. Furthermore, the value of securities of newly public companies may decline in value shortly after the IPO. When an Underlying Fund’s asset base is small, the impact of such investments on an Underlying Fund’s return will be magnified. If an Underlying Fund’s assets grow, it is likely that the effect of an Underlying Fund’s investment in IPOs on an Underlying Fund’s return will decline.
Interest in Loans: The value and the income streams of interests in loans (including participation interests in lease financings and assignments in secured variable or floating rate loans) will decline if borrowers delay payments or fail to pay altogether. A significant rise in market interest rates could increase this risk. Although loans may be fully collateralized when purchased, such collateral may become illiquid or decline in value.
Interest Rate for Floating Rate Loans: Changes in short-term market interest rates will directly affect the yield on the shares of an Underlying Fund whose investments are normally invested in floating rate loans. If short-term market interest rates fall, the yield on an Underlying Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on assets in an Underlying Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag. The impact of market interest rate changes on a fund’s yield will also be affected by whether, and the extent to which, the floating rate loans in the fund’s portfolio is subject to floors on the LIBOR base rate on which interest is calculated for such loans (a “LIBOR floor”). So long as the base rate for a loan remains under the LIBOR floor, changes in short-term interest rates will not affect the yield on such loans. In addition, to the extent that changes in market rates of interest are reflected not in a change to a base rate such as LIBOR but in a change in the spread over the base rate which is

KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

payable on the floating rate loans of the type and quality in which an Underlying Fund invests, the net asset value could also be adversely affected. With respect to investments in fixed rate instruments, a rise in market interest rates generally causes values of such instruments to fall. The values of fixed rate instruments with longer maturities or duration are more sensitive to changes in market interest rates. As of the date of this Prospectus, market interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility, which could reduce liquidity for certain investments, adversely affect values, and increase costs. Increased redemptions may cause an Underlying Fund to liquidate portfolio positions when it may not be advantageous to do so and may lower returns. If dealer capacity in fixed-income and related markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income and related markets. Further, recent and potential future changes in government policy may affect interest rates.
Investment Model: A manager’s proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors. The proprietary models used by a manager to evaluate securities or securities markets are based on the manager’s understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by factors not foreseen in developing the models. Underlying Funds that are actively managed, in whole or in part, according to a quantitative investment model can perform differently from the market as a whole based on the investment model and the factors used in the analysis, the weight placed on each factor, and changes from the factors’ historical trends. Issues in the construction and implementation of the investment models (including, for example, data problems and/or software issues) may create errors or limitations that might go undetected or are discovered only after the errors or limitations have negatively impacted performance. There is no guarantee that the use of these investment models will result in effective investment decisions for an Underlying Fund.
Investing Through Stock Connect: The Hong Kong – Shanghai Stock Connect program (“Stock Connect”) allows non-Chinese investors (such as an Underlying Fund) to purchase certain Shanghai Stock Exchange-listed equities (“China A-shares”) via brokers in Hong Kong. Purchases of securities through Stock Connect are subject to market-wide quota limitations. Additionally, an investor cannot purchase and sell the same security on the same trading day, which may restrict the ability to invest in China A-shares through Stock Connect and to enter into or exit trades where it is advantageous to do so on the same trading day. Only certain China A-shares are eligible to be accessed through Stock Connect. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through Stock Connect. Because Stock Connect is relatively new, its effects on the market for trading China A-shares are uncertain. In addition, the trading, settlement and IT systems required to operate Stock Connect are relatively new and continue to evolve. Stock Connect is subject to regulation by both Hong Kong and China. There can be no assurance that further regulations will not affect the availability of securities in the program, the frequency of redemptions or other limitations. Stock Connect transactions are not covered by investor protection programs of either the Hong Kong or Shanghai Stock Exchanges, although any default by a Hong Kong broker should be subject to established Hong Kong law. Finally, uncertainties in the People’s Republic of China’s tax rules governing taxation of income and gains from investments in Stock Connect A-shares could result in unexpected tax liabilities for an Underlying Fund. The withholding tax treatment of dividends and capital gains payable to overseas investors currently is unsettled.
Issuer Non-Diversification: An Underlying Fund that is classified as a “non-diversified” investment company is subject to the risks of focusing investments in a small number of issuers, industries or foreign currencies, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Underlying Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified” and could underperform compared to such funds. Even though classified as non-diversified, an Underlying Fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, an Underlying Fund would benefit less from appreciation in a single issuer than if it had greater exposure to that issuer.
Limited Secondary Market for Floating Rate Loans: Although the re-sale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated inter-dealer or inter-bank re-sale market. Furthermore, transactions in loans typically

KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

settle on a delayed basis and may take longer than 7 days to settle. As a result Underlying Fund an may not receive the proceeds from a sale of a floating rate loan for a significant period of time which may affect Underlying Fund an’s ability to repay debt, to fund redemptions, to pay dividends, to pay expenses, or to take advantage of new investment opportunities.
Floating rate loans usually trade in large denominations. Trades can be infrequent and the market for floating rate loans may experience substantial volatility. In addition, the market for floating rate loans has limited transparency so that information about actual trades may be difficult to obtain. Accordingly, some of the floating rate loans will be relatively illiquid.
In addition, the floating rate loans may require the consent of the borrower and/or the agent prior to sale or assignment. These consent requirements can delay or impede an Underlying Fund’s ability to sell floating rate loans and can adversely affect the price that can be obtained.
These considerations may cause an Underlying Fund to sell floating rate loans at lower prices than it would otherwise consider to meet cash needs or cause an Underlying Fund to maintain a greater portion of its assets in money market instruments than it would otherwise, which could negatively impact performance. An Underlying Fund may seek to avoid the necessity of selling assets to meet redemption requests or liquidity needs by the use of borrowings. Such borrowings, even though they are for the purpose of satisfying redemptions or meeting liquidity needs and not to generate leveraged returns, nevertheless would produce leverage and the risks that are inherent in leverage. However, there can be no assurance that sales of floating rate loans at such lower prices can be avoided.
From time to time, the occurrence of one or more of the factors described above may create a cascading effect where the market for debt instruments (including the market for floating rate loans) first experiences volatility and then decreased liquidity. Such conditions, or other similar conditions, may then adversely affect the value of floating rate loans and other instruments, widening spreads against higher-quality debt instruments, and making it harder to sell floating rate loans at prices at which they have historically or recently traded, thereby further reducing liquidity. For example, during the global financial crisis in the second half of 2008, the average price of loans in the S&P/LSTA Leveraged Loan Index declined by 32% (which included a decline of 3.06% on a single day).
Declines in net asset value or other market developments (which could be more severe than these prior declines) may lead to increased redemptions, which could cause an Underlying Fund to have to sell floating rate loans and other instruments at disadvantageous prices and inhibit the ability of an Underlying Fund to retain its assets in the hope of greater stabilization in the secondary markets. In addition, these or similar circumstances could cause an Underlying Fund to sell its highest quality and most liquid floating rate loans and other investments in order to satisfy an initial wave of redemptions while leaving an Underlying Fund with a remaining portfolio of lower-quality and less liquid investments. In anticipation of such circumstances, an Underlying Fund may also need to maintain a larger portion of its assets in liquid instruments than usual. However, there can be no assurance that an Underlying Fund will foresee the need to maintain greater liquidity or that actual efforts to maintain a larger portion of assets in liquid investments would successfully mitigate the foregoing risks.
Liquidity for Floating Rate Loans: If a loan is illiquid, an Underlying Fund might be unable to sell the loan at a time when the manager might wish to sell, or at all. Further, the lack of an established secondary market may make it more difficult to value illiquid loans, exposing an Underlying Fund to the risk that the price at which it sells loans will be less than the price at which they were valued when held by an Underlying Fund. The risks associated with illiquid securities may be greater in times of financial stress. An Underlying Fund could lose money if it cannot sell a loan at the time and price that would be most beneficial to an Underlying Fund.
Mid-Capitalization Company: Investments in mid-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of a limited operating history, smaller size, limited markets and financial resources, narrow product lines, less management depth, and more reliance on key personnel. Consequently, the securities of mid-capitalization companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.
Money Market Regulatory: Changes in government regulations may adversely affect the value of a security held by an Underlying Fund. In addition, the SEC has adopted amendments to money market fund regulation, which permits an Underlying Fund to impose discretionary or default liquidity fees or temporary suspensions of redemption due to

KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

declines in an Underlying Fund’s weekly liquid assets. As of the date of this Prospectus, the Board has elected not to subject an Underlying Fund to such liquidity fees or temporary suspensions of redemptions. These changes may result in reduced yields for money market funds, including an Underlying Fund, which may invest in other money market funds. The SEC or other regulators may adopt additional money market fund reforms, which may impact the structure and operation or performance of an Underlying Fund.
Mortgage- and/or Asset-Backed Securities: Defaults on, or low credit quality or liquidity of the underlying assets of the asset-backed (including mortgage-backed) securities may impair the value of these securities and result in losses. There may be limitations on the enforceability of any security interest or collateral granted with respect to those underlying assets and the value of collateral may not satisfy the obligation upon default. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of debt instruments. Because of prepayment risk and extension risk, small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain asset-backed securities. The value of longer-term securities generally changes more in response to changes in market interest rates than shorter term securities.
These securities may be significantly affected by government regulation, market interest rates, market perception of the creditworthiness of an issuer servicer, and loan-to-value ratio of the underlying assets. During an economic downturn, the mortgages, commercial or consumer loans, trade or credit card receivables, installment purchase obligations, leases, or other debt obligations underlying an asset-backed security may experience an increase in defaults as borrowers experience difficulties in repaying their loans which may cause the valuation of such securities to be more volatile and may reduce the value of such securities. These risks are particularly heightened for investments in asset-backed securities that contain sub-prime loans which are loans made to borrowers with weakened credit histories and often have higher default rates.
Municipal Obligations: The municipal securities market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities. Among other risks, investments in municipal securities are subject to the risk that the issuer may delay payment, restructure its debt, or refuse to pay interest or repay principal on its debt. Municipal revenue obligations may be backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Private activity and industrial development bonds are dependent on the ability of the facility’s user to meet its financial obligations and the value of any real or personal property pledged as security for such payment. Many municipal securities are issued to finance projects relating to education, health care, transportation and utilities. Conditions in those sectors may affect the overall municipal securities market. In addition, municipal securities backed by current or anticipated revenues from a specific project or specific asset may be adversely affected by the discontinuance of the taxation supporting the project or asset or the inability to collect revenues for the project or from assets. If an issuer of a municipal security does not comply with applicable tax requirements for tax-exempt status, interest from the security may become taxable and the security could decline in value.
Prepayment and Extension: Many types of debt instruments are subject to prepayment and extension risk. Prepayment risk is the risk that the issuer of a debt instrument will pay back the principal earlier than expected. This may occur when interest rates decline. Prepayment may expose an Underlying Fund to a lower rate of return upon reinvestment of principal. Also, if a debt instrument subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Extension risk is the risk that the issuer of a debt instrument will pay back the principal later than expected. This may occur when interest rates rise. This may negatively affect performance, as the value of the debt instrument decreases when principal payments are made later than expected. Additionally, an Underlying Fund may be prevented from investing proceeds it would have received at a given time at the higher prevailing interest rates. Loans typically do not have call protection and may be prepaid partially or in full at any time without penalty.
Repurchase Agreements: In the event that the other party to a repurchase agreement defaults on its obligations, an Underlying Fund would generally seek to sell the underlying security serving as collateral for the repurchase agreement. However, the value of collateral may be insufficient to satisfy the counterparty's obligation and/or an Underlying Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security, which could result in a loss. In addition, if an Underlying Fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.

KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

Restricted Securities: Securities that are not registered for sale to the public under the Securities Act of 1933, as amended, are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
Securities Lending: Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, an Underlying Fund will receive cash or U.S. government securities as collateral. Investment risk is the risk that an Underlying Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that an Underlying Fund will lose money due to the failure of a borrower to return a borrowed security. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing an Underlying Fund to be more volatile. The use of leverage may increase expenses and increase the impact of an Underlying Fund’s other risks.
An Underlying Fund seeks to minimize investment risk by limiting the investment of cash collateral to high-quality instruments of short maturity. In the event of a borrower default, an Underlying Fund will be protected to the extent an Underlying Fund is able to exercise its rights in the collateral promptly and the value of such collateral is sufficient to purchase replacement securities. An Underlying Fund is protected by its securities lending agent, which has agreed to indemnify an Underlying Fund from losses resulting from borrower default.
Small-Capitalization Company: Investments in small-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of a limited operating history, small size, limited markets and financial resources, narrow product lines, less management depth and more reliance on key personnel. The securities of smaller companies are subject to liquidity risk as they are often traded over-the-counter and may not be traded in volume typical on a national securities exchange.
Sovereign Debt: These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, social changes, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.
U.S. Government Securities and Obligations: U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations of the U.S. Treasury such as U.S. Treasury notes, bills and bonds, as well as indirect obligations including certain securities of the Government National Mortgage Association, the Small Business Administration, and the Farmers Home Administration, among others. Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury, including certain securities of the Federal Financing Bank, the Federal Home Loan Bank, and the U.S. Postal Service. Still other agencies and instrumentalities are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government and therefore involve greater risk. These include securities issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, and the Federal Farm Credit Bank, among others. Consequently, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. No assurance can be given that the U.S. government would provide financial support to such agencies if it is not obligated to do so by law. The impact of greater governmental scrutiny into the operations of certain agencies and government-sponsored enterprises may adversely affect the value of securities issued by these entities. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities

KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

may be subject to price declines due to changing market interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.
Valuation of Loans: An Underlying Fund values its assets daily. However, because the secondary market for floating rate loans is limited, it may be difficult to value loans, exposing an Underlying Fund to the risk that the price at which it sells loans will be less than the price at which they were valued when held by an Underlying Fund. Reliable market value quotations may not be readily available for some loans and determining the fair valuation of such loans may require more research than for securities that trade in a more active secondary market. In addition, elements of judgment may play a greater role in the valuation of loans than for more securities that trade in a more developed secondary market because there is less reliable, objective market value data available. If an Underlying Fund purchases a relatively large portion of a loan, the limitations of the secondary market may inhibit an Underlying Fund from selling a portion of the loan and reducing its exposure to a borrower when the manager deems it advisable to do so. Even if an Underlying Fund itself does not own a relatively large portion of a particular loan, an Underlying Fund, in combination with other similar accounts under management by the same portfolio managers, may own large portions of loans. The aggregate amount of holdings could create similar risks if and when the portfolio managers decide to sell those loans. These risks could include, for example, the risk that the sale of an initial portion of the loan could be at a price lower than the price at which the loan was valued by an Underlying Fund, the risk that the initial sale could adversely impact the price at which additional portions of the loan are sold, and the risk that the foregoing events could warrant a reduced valuation being assigned to the remaining portion of the loan still owned by an Underlying Fund.
When Issued and Delayed Delivery Securities and Forward Commitments: When issued securities, delayed delivery securities and forward commitments involve the risk that the security an Underlying Fund buys will lose value prior to its delivery. These investments may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing an Underlying Fund to be more volatile. The use of leverage may increase expenses and increase the impact of an Underlying Fund’s other risks. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, an Underlying Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
Zero-Coupon Bonds and Pay-in-Kind Securities: Zero-coupon bonds and pay-in-kind securities may be subject to greater fluctuations in price due to market interest rate changes than conventional interest-bearing securities. An Underlying Fund may have to pay out the imputed income on zero-coupon bonds without receiving the actual cash currency resulting in a loss.

PORTFOLIO HOLDINGS INFORMATION

A description of each Fund's policies and procedures regarding the release of portfolio holdings information is available in the Funds' SAI. Portfolio holdings information can be reviewed online at www.voyainvestments.com.

MANAGEMENT OF THE FUNDS

The Investment Adviser
Voya Investments, an Arizona limited liability company, serves as the investment adviser to the Funds. Voya Investments has overall responsibility for the management of the Funds. Voya Investments oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. Voya Investments is registered with the SEC as an investment adviser.
The Adviser is an indirect, wholly-owned subsidiary of Voya Financial, Inc. Voya Financial, Inc. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries.
Voya Investments' principal office is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. As of June 30, 2016, Voya Investments managed approximately $50.1 billion in assets.
Management Fee
The Adviser receives an annual fee for its services to each Fund. The fee is payable in monthly installments based on the average daily net assets of each Fund.
The Adviser is responsible for all of its own costs, including costs of the personnel required to carry out its duties.
The following table shows the aggregate annual management fee paid by each Fund for the most recent fiscal year as a percentage of that Fund’s average daily net assets.
Management Fees
Voya Target In-Retirement Fund	0.19%
Voya Target Retirement 2020 Fund	0.17%
Voya Target Retirement 2025 Fund	0.17%
Voya Target Retirement 2030 Fund	0.19%
Voya Target Retirement 2035 Fund	0.20%
Voya Target Retirement 2040 Fund	0.20%
Voya Target Retirement 2045 Fund	0.21%
Voya Target Retirement 2050 Fund	0.21%
Voya Target Retirement 2055 Fund	0.21%
Voya Target Retirement 2060 Fund	N/A1
1	As of the date of this Prospectus, the Fund did not have a full fiscal year of operations. The Adviser receives an annual fee for its advisory services payable in monthly installments based on 0.10% of average daily net assets of the Fund for assets held in Underlying Funds and 0.40% of average daily net assets held in direct investments.
For information regarding the basis for the Board’s approval of the investment advisory relationships (except Voya Target Retirement 2060 Fund), please refer to the Funds’ unaudited semi-annual shareholder report dated November 30, 2014 and the annual shareholder report dated May 31, 2015. For information regarding the basis for the Board’s approval of the investment sub-advisory relationships (except Voya Target Retirement 2060 Fund), please refer to the Funds’ unaudited semi-annual shareholder report dated November 30, 2014.
For information regarding the basis for the Board’s approval of the investment advisory and investment sub-advisory relationships for Voya Target Retirement 2060 Fund, please refer to the Fund’s annual shareholder report dated May 31, 2016.
The Sub-Adviser and Portfolio Managers
The Adviser has engaged a sub-adviser to provide the day-to-day management of each Fund's portfolio. The sub-adviser is an affiliate of the Adviser.
The Adviser acts as a “manager-of-managers” for the Funds. The Adviser has ultimate responsibility, subject to the oversight of the Funds’ Board, to oversee any sub-advisers and to recommend the hiring, termination, or replacement of sub-advisers. The Funds and the Adviser have received exemptive relief from the SEC which permits the Adviser, with the approval of the Funds’ Board but without obtaining shareholder approval, to enter into or materially amend

MANAGEMENT OF THE FUNDS (continued)

a sub-advisory agreement with sub-advisers that are not affiliated with the Adviser (“non-affiliated sub-advisers”) as well as sub-advisers that are indirect or direct, wholly-owned subsidiaries of the Adviser or of another company that, indirectly or directly wholly owns the Adviser (“wholly-owned sub-advisers”).
Consistent with the “manager-of-managers” structure, the Adviser delegates to the sub-advisers of the Funds the responsibility for asset allocation amongst the underlying funds, subject to the Adviser’s oversight. The Adviser is responsible for, among other things, monitoring the investment program and performance of the sub-advisers of the Funds. Pursuant to the exemptive relief, the Adviser, with the approval of the Funds’ Board, has the discretion to terminate any sub-adviser (including terminating a non-affiliated sub-adviser and replacing it with a wholly-owned sub-adviser), and to allocate and reallocate the Funds’ assets among other sub-advisers. In these instances, the Adviser may have an incentive to select or retain an affiliated sub-adviser. For example, if a Fund is not sub-advised or is sub-advised by a wholly-owned sub-adviser, the entire advisory fee is retained by a Voya company.
In the event that the Adviser exercises its discretion to replace a sub-adviser of the Funds or add a new sub-adviser to the Funds, the Fund will provide shareholders with information about the new sub-adviser and the new sub-advisory agreement within 90 days. The appointment of a new sub-adviser or the replacement of an existing sub-adviser may be accompanied by a change to the name of a Fund and a change to the investment strategies of the Fund.
Under the terms of each sub-advisory agreement, the agreement can be terminated by the Adviser, a Fund’s Board, or the sub-adviser, provided that the conditions of such termination are met. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or the Adviser may assume day-to-day investment management of a Fund.
The “manager-of-managers” structure and reliance on the exemptive relief has been approved by each Fund’s shareholders.
Voya Investment Management Co. LLC
Voya Investment Management Co. LLC (“Voya IM” or “Sub-Adviser”), a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser. Voya IM is an indirect, wholly-owned subsidiary of Voya Financial, Inc. and is an affiliate of the Adviser. Voya IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. Voya IM's principal office is located at 230 Park Avenue, New York, New York 10169. As of June 30, 2016, Voya IM managed approximately $83.8 billion in assets.
The following individuals are jointly responsible for the day-to-day management of the Funds.
Jody Hrazanek, Portfolio Manager, is head of strategy design and implementation for Multi-Asset Strategies and Solutions at Voya IM and has been with Voya IM since 2006. Ms. Hrazanek is responsible for overseeing the portfolio implementation, strategy design and customized solutions teams for a variety of investment solutions including asset allocation, derivatives/financial engineering, risk management, portable alpha and structured products.
Halvard Kvaale, CIMA, Portfolio Manager, as well as Head of Voya IM's Manager Research and Selection within the Multi-Asset Strategies and Solutions Group, has been with Voya Investments since August 2012. Prior to joining Voya Investments, Mr. Kvaale was with Morgan Stanley Smith Barney Consulting Group from 2006 to 2012, most recently as managing director and head of their portfolio advisory services group. Prior to that, he served as the head of global manager research and fee-based advisory solutions at Deutsche Bank, and at Prudential Investments he managed the third party Consulting Programs as well as running the Investment Management Analysis Unit and the Senior Consulting Group.
Paul Zemsky, CFA, Portfolio Manager, and Chief Investment Officer of Voya IM's Multi-Asset Strategies. He joined Voya IM in 2005 as head of derivative strategies.
Additional Information Regarding the Portfolio Managers
The SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in each Fund.
The Distributor
Voya Investments Distributor, LLC (“Distributor”) is the principal underwriter and distributor of each Fund. It is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. The Distributor is an indirect, wholly-owned subsidiary of Voya Financial, Inc. and is an affiliate of the Adviser. See “Principal Underwriter” in the SAI.

MANAGEMENT OF THE FUNDS (continued)

The Distributor is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.
Contractual Arrangements
Each Fund has contractual arrangements with various service providers, which may include, among others, investment advisers, distributors, custodians and fund accounting agents, shareholder service providers, and transfer agents, who provide services to each Fund. Shareholders are not parties to, or intended (“third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of each Fund. This paragraph is not intended to limit any rights granted to shareholders under federal or state securities laws.

CLASS OF SHARES

Choosing a Share Class
When choosing between classes, you should carefully consider: (1) how long you plan to hold shares of a Fund; (2) the amount of your investment; and (3) the expenses you'll pay for each class. Please review the disclosure about all of the available share classes carefully. Before investing, you should discuss with your financial intermediary which share class may be right for you.
The tables below summarize the features of the class of shares available through this Prospectus.
Class R6
Initial Sales Charge	None
Contingent Deferred Sales Charge	None
Distribution and/or Shareholder Services (12b-1) Fees	None
Purchase Maximum	None
Minimum Initial Purchase/Minimum Account Size*	$1,000,000/$1,000,000
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	None
Conversion	None
* The minimum initial investment requirement for Class R6 shares is $1 million for certain institutional accounts. There is no minimum initial investment requirement for certain retirement plans and non-qualified deferred compensation plans. Please refer to the section of this Prospectus entitled “How to Buy Shares” for further details.
Please refer to the minimum investments table on page 122 for additional information.

HOW SHARES ARE PRICED

Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and a Fund does not transact purchase and redemption orders. To the extent a Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Fund’s Board. Such procedures provide, for example, that:
•	Exchange-traded securities are valued at the mean of the closing bid and ask.
•	Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity individual trading characteristics and other market data.
•	Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers.
•	Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes.
•	Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse.
•	Over-the-counter swap agreements are valued using a price provided by an independent pricing service.
•	Forward foreign currency contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service.
•	Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a

HOW SHARES ARE PRICED (continued)

foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Fund.

HOW TO BUY SHARES

Customer Identification
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person that opens an account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.
What this means for you: the Funds, the Distributor, or a third-party selling you the Funds, must obtain the following information for each person that opens an account:
•	Name;
•	Date of birth (for individuals);
•	Physical residential address (although post office boxes are still permitted for mailing); and
•	Social Security number, taxpayer identification number, or other identifying number.
You may also be asked to show your driver’s license, passport, or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other non-natural persons.
Federal law prohibits the Funds, the Distributor, and other financial institutions from opening accounts unless they receive the minimum identifying information listed above. They also may be required to close your account if they are unable to verify your identity within a reasonable time.
If you are a participant in a qualified retirement plan, you should make purchases through your plan administrator or sponsor, who is responsible for transmitting orders.
The Funds and the Distributor reserve the right to reject any purchase order. Please note that cash, traveler's checks, third-party checks, money orders, and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) generally will not be accepted. The Funds and the Distributor reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value minimum.
The Funds reserve the right to suspend the offering of shares.
Class R6 Shares
Class R6 shares may be purchased without a sales charge. Class R6 shares are offered to the following investors, provided that these investors do not require a Fund or an affiliate of a Fund (including the Fund’s Adviser and any affiliate of the Adviser) to make, and the Fund or affiliate does not pay, any type of servicing, administrative, or revenue sharing payments with respect to Class R6 shares: (1) qualified retirement plans, including, but not limited to 401(k) plans, 457 plans, employer sponsored 403(b) plans, defined benefit plans and other accounts or plans whereby Class R6 shares are held on the books of the Fund through omnibus accounts (either at the plan level or the level of the plan administrator); (2) non-qualified deferred compensation plans; (3) other Funds in the Voya family of funds; and (4) other institutional investors (including, for example, endowment funds and foundations) that: (a) meet a $1 million minimum initial investment requirement and (b) hold interests in the relevant Fund through a single plan level account held directly through the Fund and not traded through an intermediary. Such availability will be subject to management's determination of appropriateness of investment in Class R6 shares.
Class R6 shares are not available to retail non-retirement accounts, traditional and Roth individual retirement accounts (“IRAs”), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and 529 college savings plans. Class R6 shares also are not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.
In addition to the above investors, certain existing Class I shareholders of a Fund may exchange all of their Class I shares for Class R6 shares of the Fund within one year after the commencement of operations of Class R6 shares of the Fund provided: (1) the shareholder meets the requirements for investment in Class R6 shares as stated above; and (2) the shareholder does not require the Fund or an affiliate of the Fund to make, and the Fund or affiliate (including the Fund's adviser and any affiliate of the adviser) does not pay, any type of servicing, administrative, or revenue sharing payments with respect to Class R6 shares. All exchanges within the same Fund are subject to the discretion of the Distributor to permit or reject such exchanges.

HOW TO BUY SHARES (continued)

Make your investment using the purchase minimum guidelines in the following table.
Minimum Investments	Class	Initial Purchase	Subsequent Purchases
Certain institutional accounts	R6	$1,000,000	No minimum
Certain retirement plans	R6	None	No minimum
Non-qualified deferred compensation plan	R6	None	No minimum
Certain omnibus accounts	N/A	N/A	N/A
Pre-Authorized Investment Plan	N/A	N/A	N/A
The minimum initial investment requirement for Class R6 shares is $1 million for certain institutional accounts. There is no minimum initial investment requirement for certain retirement plans and non-qualified deferred compensation plans.
Make your investment using the methods outlined in the following table. Investors wishing to purchase Class R6 shares should contact their plan administrator. Please refer to the plan document for information regarding buying and selling shares.
Buying Shares	Opening an Account	Adding to an Account
By Contacting Your Financial Intermediary	A financial intermediary with an authorized firm can help you establish and maintain your account.	Contact your financial intermediary.
By Mail	Make your check payable to Voya Investment Management and mail it with a completed Account Application. Please indicate your financial intermediary on the New Account Application.	Fill out the Account Additions form at the bottom of your account statement and mail it along with your check payable to Voya Investment Management to the address on the account statement. Please write your account number on the check.
By Wire	Call Shareholder Services at 1-800-992-0180 to obtain an account number and indicate your financial intermediary on the account.
Instruct your bank to wire funds to the Fund in the care of:
Bank of New York Mellon
ABA # 011001234
credit to: BNY Mellon Investment Servicing (US) Inc. as Agent for Voya mutual funds
A/C #0000733938; for further credit to Shareholder A/C #
(A/C # you received over the telephone)
Shareholder Name:
       (Your Name Here)
After wiring funds you must complete the Account Application and send it to:
Voya Investment Management
P.O. Box 9772
Providence, RI
	02940-9772	Wire the funds in the same manner described under “Opening an Account.”

HOW TO BUY SHARES (continued)

Execution of Purchase Orders
Purchase orders are executed at the next NAV determined after the order is received in proper form by BNY Mellon Investment Servicing (US) Inc. (“Transfer Agent”) or the Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth under “How to Buy Shares” have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the federal funds wire has been received. If you are opening a new account and you purchase by wire, you must submit an application form prior to Market Close. If an order or payment by wire is received after Market Close, your order will not be executed until the next NAV is determined. For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, your broker-dealer or financial institution must receive your order in proper form before Market Close and transmit the order to the Transfer Agent or the Distributor in a timely manner.
You will receive a confirmation of each new transaction in your account, which also will show you the number of shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership.

HOW TO SELL SHARES

You may sell shares by using the methods outlined in the following table. Under unusual circumstances, a Fund may suspend the right of redemption as allowed by the SEC or federal securities laws.
If you are a participant in a qualified retirement plan, you should make redemptions through your plan administrator or sponsor, who is responsible for transmitting orders.
Selling Shares	To Sell Some or All of Your Shares
By Contacting Your Financial Intermediary	You may sell shares by contacting your financial intermediary. Financial intermediaries may charge for their services in connection with your redemption request but neither the Fund nor the Distributor imposes any such charge.
By Mail	Send a written request specifying the Fund name and share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to redeem to:
Voya Investment Management
P.O. Box 9772
Providence, RI 02940-9772
If certificated shares have been issued, the certificate must accompany the written request. Corporate investors and other associations must have an appropriate certification on file authorizing redemptions. A suggested form of such certification is provided on the Account Application. A signature guarantee may be required.
By Telephone - Expedited Redemption	You may sell shares by telephone on all accounts, other than retirement accounts, unless you check the box on the Account Application which signifies that you do not wish to use telephone redemptions. To redeem by telephone, call a Shareholder Services Representative at 1-800-992-0180.
Receiving Proceeds By Check:
You may have redemption proceeds (up to a maximum of $100,000) mailed to an address which has been on record with Voya Investment Management for at least 30 days.
Receiving Proceeds By Wire:
You may have redemption proceeds (subject to a minimum of $5,000) wired to your pre-designated bank account. You will not be able to receive redemption proceeds by wire unless you check the box on the Account Application which signifies that you wish to receive redemption proceeds by wire and attach a voided check. Under normal circumstances, proceeds will be transmitted to your bank on the Business Day following receipt of your instructions, provided redemptions may be made. In the event that share certificates have been issued, you may not request a wire redemption by telephone.
Execution of Sale Requests
Sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or the Distributor. For your transaction to be counted on the day you place your sale request with your broker-dealer or other financial institution, your broker-dealer or financial institution must receive your sale request in proper form before Market Close and transmit the sale request to the Transfer Agent or the Distributor in a timely manner.
You will receive a confirmation of each new transaction in your account, which also will show you the number of shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership.
Payments
Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a request in good order. Each Fund can delay payment of the redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays) or when trading thereon is restricted or during emergency or other circumstances, including as determined by the SEC. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed

HOW TO SELL SHARES (continued)

at the next determined NAV, but a Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. A redemption request made within 30 calendar days after submission of a change of address is permitted only if the request is in writing and is accompanied by a medallion signature guarantee. Redemption requests of an amount of $10 million or more must be submitted in writing by an authorized person.
A medallion signature guarantee may be required in certain circumstances. A request to change the bank designated to receive wire redemption proceeds must be received in writing, signed by an authorized person, and accompanied by a medallion signature guarantee from any eligible guarantor institution. In addition, if you wish to have your redemption proceeds transferred by wire to an account other than your designated bank account, paid to someone other than the shareholder of record, or sent somewhere other than the shareholder’s address of record, you must provide a medallion signature guarantee with your written redemption instructions. Please see the SAI for more details on the medallion signature guarantee program.
Each Fund normally intends to pay in cash for all shares redeemed but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such a case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.
Telephone Orders
The Funds and their Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.
Small Accounts
Due to the relatively high cost of handling small investments, a Fund reserves the right, upon 30 days’ prior written notice, to redeem at NAV (less any applicable deferred sales charge), the shares of any shareholder whose account (except for IRAs) has a total value that is less than a Fund's minimum. Before a Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount allowed and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to the minimum before the redemption is processed. Your account will not be closed if its drop in value is due to Fund performance.

HOW TO EXCHANGE SHARES

Exchanges Between Shares of Voya Mutual Funds
You may exchange shares of a Fund for shares of the same class of any Voya mutual fund, except for Voya Corporate Leaders Trust Fund, if you otherwise meet the eligibility requirements of the class of shares of the Voya mutual fund to be received in the exchange.
In addition, certain existing Class I shareholders of a Fund may exchange their Class I shares for Class R6 shares of the Fund within one year after the commencement of operations of Class R6 shares of the Fund provided: (1) the shareholder meets the requirements for investment in Class R6 shares as stated in the section of this Prospectus entitled “How to Buy Shares”; and (2) the shareholder does not require the Fund or an affiliate (including the Fund’s Adviser and any affiliate Adviser) of the Fund to make, and the Fund or affiliate does not pay, any type of servicing, administrative, or revenue sharing payments with respect to Class R6 shares. All exchanges within the same Fund are subject to the discretion of the Distributor to permit or reject such exchanges.
Exchanges between classes of shares of the same Fund are not subject to the frequent trading and market timing policies of Voya mutual funds.
Additional Information About Exchanges
Fees and expenses differ among Voya mutual funds and among share classes of the same fund. Please read the prospectus for the Voya mutual fund and share class you are interested in prior to exchanging into that Voya mutual fund or share class. Contact your financial intermediary or consult your plan documents for additional information.
An exchange of shares of a Fund for shares of another Voya mutual fund is treated as a sale and purchase of shares and may result in the recognition of a gain or loss for federal and state income tax purposes. For exchanges between Voya mutual funds, you should consult your own tax advisor for advice about the particular federal, state, and local tax consequences to you of the exchange. The total value of shares being exchanged must at least equal the minimum investment requirement of the Voya mutual fund into which they are being exchanged.
If you exchange into Voya Senior Income Fund, your ability to sell or liquidate your investment will be limited. Voya Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis. It is not expected that a secondary market for Voya Senior Income Fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, Voya Senior Income Fund will normally make monthly repurchase offers for not less than 5% of its outstanding common shares. If more than 5% of Voya Senior Income Fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege into Voya Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the Voya Senior Income Fund prospectus or any other Voya mutual fund prospectus by calling 1-800-992-0180 or by going to www.voyainvestments.com.
In addition to each Fund available in this Prospectus, the Distributor offers many other funds. Shareholders exercising the exchange privilege with any other Voya mutual fund should carefully review the prospectus of that fund before exchanging their shares. Investors may obtain a copy of a prospectus of any Voya mutual fund not discussed in this Prospectus by calling 1-800-992-0180 or by going to www.voyainvestments.com.
You will automatically have the ability to request an exchange between Voya mutual funds by calling a Shareholder Services Representative unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. A Fund may change or cancel its exchange policies at any time, upon 60 days’ prior notice to shareholders.

FREQUENT TRADING - MARKET TIMING

The Funds are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Funds. The Funds reserve the right, in their sole discretion and without prior notice, to reject, restrict, or refuse purchase orders whether directly or by exchange, including purchase orders that have been accepted by a shareholder's or retirement plan participant's intermediary that the Funds determine not to be in the best interest of the Funds. Such action may include, but not be limited to: rejecting additional purchase orders, whether directly or by exchange; extending settlement of a redemption up to seven days; rejecting all purchase orders from broker-dealers or their registered representatives suspected of violating the Funds' frequent trading policy; or termination of the selling group agreement or other agreement with broker-dealers or other financial intermediaries associated with frequent trading. The Funds will not be liable for any loss resulting from rejected orders or other actions as described above.
The Funds believe that market timing or frequent, short-term trading in any account, including a retirement plan account, is not in the best interest of the Funds or their shareholders. Due to the disruptive nature of this activity, it can adversely affect the ability of the Adviser or Sub-Adviser (if applicable) to invest assets in an orderly, efficient manner. Frequent trading can raise Fund expenses through: increased trading and transaction costs; increased administrative costs; and lost opportunity costs. This in turn can have an adverse effect on Fund performance.
Because some Underlying Funds invest in foreign securities, they may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time an Underlying Fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Underlying Fund's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Underlying Funds based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in Underlying Funds which do not invest in foreign securities. For example, if trading in a security held by an Underlying Fund is halted and does not resume prior to the time the Underlying Fund calculates its NAV such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, Underlying Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Underlying Funds have adopted fair valuation policies and procedures intended to reduce the Underlying Funds' exposure to price arbitrage, stale pricing and other potential pricing discrepancies. Currently, Interactive Data Pricing provides such services to the Funds. However, to the extent that an Underlying Fund does not immediately reflect these changes in market conditions, short-term trading may dilute the value of the Underlying Funds' shares which negatively affects long-term shareholders.
The Funds' Board and each Underlying Fund's Board of Directors/Trustees have adopted policies and procedures designed to deter frequent, short-term trading in shares of the Funds and Underlying Funds. In general, shareholders may make exchanges among their accounts with Voya mutual funds once every thirty (30) days. However, the Funds prohibit frequent trading. The Funds have defined frequent trading as follows:
•	Any shareholder or financial adviser initiated exchanges among all their accounts with the Funds within thirty (30) calendar days of a previous exchange. All exchanges occurring on the same day for all accounts (individual, IRA, 401(k), etc.) beneficially owned by the same shareholder will be treated as a single transaction for purposes of this policy;
•	Trading deemed harmful or excessive by the Funds (including but not limited to patterns of purchases and redemptions), in their sole discretion; and
•	Trades initiated by financial advisers, among multiple shareholder accounts, that in the aggregate are deemed harmful or excessive.
The following transactions are excluded when determining whether trading activity is excessive:
•	Purchases and sales of Fund shares in the amount of $5,000 or less;
•	Transfers associated with systematic purchases or redemptions;
•	Purchases and sales of funds that affirmatively permit short-term trading;
•	Rebalancing to facilitate fund-of-fund arrangements or the Funds' or Underlying Funds' systematic exchange privileges;
•	Purchases or sales initiated by Voya mutual funds; and

FREQUENT TRADING - MARKET TIMING (continued)

•	Transactions subject to the trading policy of an intermediary that the Funds deem materially similar to the Funds' policy.
Please note that while money market funds permit short-term trading, an exchange between a money market fund and another fund that does not permit short-term trading will count as an exchange for purposes of this policy.
If a violation of the policy is identified, the following action will be taken:
•	Upon the first violation of this policy in a calendar year, purchase and exchange privileges shall be suspended for ninety (90) days. For example, if an exchange is initiated on February 1st, and a second exchange is initiated on February 15th, trading privileges shall be suspended for ninety (90) days from February 1st.
•	Upon a second violation in a calendar year, purchase and exchange privileges shall be suspended for one hundred and eighty (180) days.
•	No purchases or exchanges will be permitted in the account and all related accounts bearing the same Tax ID or equivalent identifier.
On the next Business Day following the end of the ninety (90) or one hundred and eighty (180) day suspension, any trading restrictions placed on the account(s) shall be removed.
The Funds reserve the right to modify this policy at any time without prior notice.
Although the restrictions described above are designed to discourage frequent, short-term trading, none of them alone, nor all of them taken together, can eliminate the possibility that frequent, short-term trading activity in the Funds and Underlying Funds will occur. Moreover, in enforcing such restrictions, the Funds and Underlying Funds are often required to make decisions that are inherently subjective. The Funds and Underlying Funds strive to make these decisions to the best of their abilities in a manner that they believe is in the best interest of shareholders.
Shareholders may invest in the Funds through omnibus account arrangements with financial intermediaries. Omnibus accounts permit intermediaries to aggregate their clients' transactions and in these circumstances, the identity of the shareholder is often unknown. Such intermediaries include broker-dealers, banks, investment advisers, record keepers, retirement plans, and fee-based accounts such as wrap fee programs. Omnibus accounts generally do not identify customers' trading activity on an individual basis. The Funds' Adviser or its affiliated entities have agreements in place with intermediaries which require such intermediaries to provide detailed account information, including trading history, upon request of the Funds. There is no assurance that the Funds' Adviser or its affiliated entities will request such information with sufficient frequency to detect or deter excessive trading or that review of such information will be sufficient to detect or deter excessive trading in omnibus accounts effectively.
In some cases, the Funds will rely on the intermediaries' excessive trading policies and such policies shall define the trading activity in which the shareholder may engage. This shall be the case where the Funds are used in certain retirement plans offered by affiliates. With trading information received as a result of the agreements, the Funds may make a determination that certain trading activity is harmful to the Funds and their shareholders even if such activity is not strictly prohibited by the intermediaries' excessive trading policy. As a result, a shareholder investing directly or indirectly in the Funds may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary.

PAYMENTS TO FINANCIAL INTERMEDIARIES

Voya mutual funds are distributed by the Distributor. The Distributor is a broker-dealer that is licensed to sell securities. The Distributor generally does not sell directly to the public but sells and markets its products through intermediaries such as other broker-dealers. Each Voya mutual fund also has an investment adviser which is responsible for managing the money invested in each of the mutual funds. No dealer compensation is paid from the sale of Class R6 shares of a Fund. Class R6 shares do not have sales commissions, pay 12b-1 fees, or make payments to financial intermediaries/broker-dealers for assisting the Distributor in promoting the sales of a Fund's shares. In addition, neither a Fund nor its affiliates make any type of administrative, service, or revenue sharing payments in connection with Class R6 shares.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions
The Funds generally distribute most or all of their net earnings in the form of dividends, consisting of ordinary income and capital gains distributions. Each Fund distributes capital gains, if any, annually. Each Fund also declares dividends and pays dividends consisting of ordinary income, if any, annually.
To comply with federal tax regulations, the Funds may also pay an additional capital gains distribution.
Dividend Reinvestment
Unless you instruct a Fund to pay you dividends in cash, dividends and distributions paid by a Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on shares of a Fund invested in another Voya mutual fund that offers the same class of shares. If you are a shareholder of Voya Prime Rate Trust whose shares are not held in a broker or nominee account, you may, upon written request, elect to have all dividends invested into a pre-existing Class A shares account of any open-end Voya mutual fund.
Taxes
The tax discussion in this Prospectus is only a summary of certain U.S. federal income tax issues generally affecting the Funds and their shareholders. The following assumes that each Fund’s shares will be capital assets in the hands of a shareholder. Circumstances among investors may vary, so you are encouraged to discuss investment in the Funds with your tax advisor.
The Funds will distribute all, or substantially all, of their net investment income and net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses, in each case determined with reference to any loss carryforwards) to their shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive.
Distributions, whether received as cash or reinvested in additional shares, may be subject to federal income taxes and may also be subject to state or local taxes. For mutual funds generally, dividends from net investment income (other than qualified dividend income and capital gain dividends) and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions properly reported as capital gain dividends are taxable as long-term capital gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares.
Distributions made to a non-corporate shareholder out of “qualified dividend income,” if any, received by a Fund will be subject to tax at the lower rates applicable to net capital gains, provided that the shareholder meets certain holding period and other requirements with respect to its shares.
Selling or exchanging your Fund shares is a taxable event and may result in capital gain or loss. A capital gain or capital loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds. Any capital loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of long-term capital gain dividends received with respect to such shares. Additionally, any loss realized on a sale, redemption or exchange of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions.
You will be notified annually of the amount of income, dividends and net capital gains distributed. If you purchase shares of a Fund through a financial intermediary, that entity will provide this information to you.
Each Fund intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, a Fund’s failure to qualify as a regulated investment company would result in fund level taxation and therefore, a reduction in income available for distribution.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

DIVIDENDS, DISTRIBUTIONS, AND TAXES (continued)

Each Fund is required to withhold a portion, currently 28%, of all taxable dividends, distributions, and redemption proceeds payable to any noncorporate shareholder that does not provide the Funds with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding. This is not an additional tax but can be credited against your tax liability.
Because most of a Fund's investments are shares of Underlying Funds, the tax treatment of a Fund's gains, losses, and distributions may differ from the tax treatment that would apply if either the Fund invested directly in the types of securities held by the Underlying Funds or the Fund shareholders invested directly in the Underlying Funds. As a result, you may receive taxable distributions earlier and recognize higher amounts of capital gain or ordinary income than you otherwise would.
Shareholders that invest in a Fund through a tax advantaged account, such as a qualified retirement plan, generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investing through such an account.
Foreign shareholders invested in a Fund should consult with their tax advisors as to if and how the U.S. federal income tax law and its withholding requirements apply to them. Generally, a Fund will withhold 30% (or lower applicable treaty rate) on distributions to foreign shareholders.
Foreign Income Taxes. Investment income and proceeds received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which may entitle a Fund to a reduced rate of such taxes or exemption from taxes on such income or proceeds. It is impossible to determine the effective rate of foreign tax for a Fund in advance since the amount of the assets to be invested within various countries is not known.
Cost Basis Reporting. The Internal Revenue Service requires mutual fund companies and brokers to report on Form 1099-B the cost basis on the sale or exchange of Fund shares acquired on or after January 1, 2012 (“covered shares”). If you acquire and hold shares directly through a Fund and not through a financial intermediary, the Fund will use an average cost single category methodology for tracking and reporting your cost basis on covered shares, unless you request, in writing, another cost basis reporting methodology.
Please see the SAI for further information regarding tax matters.

ACCOUNT POLICIES

Account Access
Unless your Fund shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you will be able to access your account information over the Internet at www.voyainvestments.com or via a touch tone telephone by calling 1-800-992-0180. Should you wish to speak with a Shareholder Services Representative, you may call the toll-free number listed above.
Privacy Policy
Each Fund has adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at 1-800-992-0180, obtain a policy over the Internet at www.voyainvestments.com, or see the privacy promise that accompanies any Prospectus obtained by mail.
Householding
To reduce expenses, we may mail only one copy of a Fund's Prospectus and each annual and semi-annual shareholder report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call a Shareholder Services Representative at 1-800-992-0180 or speak to your investment professional. We will begin sending you individual copies 30 days after receiving your request.

INDEX DESCRIPTIONS

The S&P Target Date 2020 Index seeks to represent the market consensus for asset allocations which target an approximate 2020 retirement horizon.
The S&P Target Date 2025 Index seeks to represent the market consensus for asset allocations which target an approximate 2025 retirement horizon.
The S&P Target Date 2030 Index seeks to represent the market consensus for asset allocations which target an approximate 2030 retirement horizon.
The S&P Target Date 2035 Index seeks to represent the market consensus for asset allocations which target an approximate 2035 retirement horizon.
The S&P Target Date 2040 Index seeks to represent the market consensus for asset allocations which target an approximate 2040 retirement horizon.
The S&P Target Date 2045 Index seeks to represent the market consensus for asset allocations which target an approximate 2045 retirement horizon.
The S&P Target Date 2050 Index seeks to represent the market consensus for asset allocations which target an approximate 2050 retirement horizon.
The S&P Target Date 2055+ Index seeks to represent the market consensus for asset allocations which target an approximate 2055 retirement horizon.
The S&P Target Date Retirement Income Index seeks to represent asset allocations which target an immediate retirement horizon.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the periods shown. Certain information reflects the financial results for a single share. The total returns in the tables represent the rate of return that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and/or distributions). The information has been audited by KPMG LLP, whose report, along with each Fund’s financial statements, is included in each Fund’s Annual Report, which is available upon request.

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
Voya Target In-Retirement Fund
Class R6
12-21-15(5) - 05-31-16	10.20	0.07•	0.24	0.31	0.02	0.02	—	0.04	—	10.47	3.03	8.78	0.20	0.20	1.58	515	44
Voya Target Retirement 2020 Fund
Class R6
12-21-15(5) - 05-31-16	10.96	0.06•	0.26	0.32	0.18	0.34	—	0.52	—	10.76	3.00	13.93	0.15	0.15	1.19	3	86
Voya Target Retirement 2025 Fund
Class R6
12-21-15(5) - 05-31-16	10.53	0.05•	0.26	0.31	0.02	0.02	—	0.04	—	10.80	2.96	8.84	0.08	0.08	1.18	515	54
Voya Target Retirement 2030 Fund
Class R6
12-21-15(5) - 05-31-16	10.57	0.05•	0.24	0.29	0.02	0.02	—	0.04	—	10.82	2.81	8.84	0.11	0.11	1.14	514	55
Voya Target Retirement 2035 Fund
Class R6
12-21-15(5) - 05-31-16	10.47	0.05•	0.22	0.27	0.02	0.02	—	0.04	—	10.70	2.64	8.86	0.08	0.08	1.01	513	43
Voya Target Retirement 2040 Fund
Class R6
12-21-15(5) - 05-31-16	10.54	0.04•	0.25	0.29	0.02	0.03	—	0.05	—	10.78	2.76	8.84	0.08	0.08	0.90	514	46
Voya Target Retirement 2045 Fund
Class R6
12-21-15(5) - 05-31-16	10.64	0.03•	0.26	0.29	0.02	0.03	—	0.05	—	10.88	2.77	8.81	0.09	0.09	0.72	514	35
Voya Target Retirement 2050 Fund
Class R6
12-21-15(5) - 05-31-16	10.63	0.03•	0.26	0.29	0.02	0.03	—	0.05	—	10.87	2.77	8.79	0.09	0.09	0.72	514	34
Voya Target Retirement 2055 Fund
Class R6
12-21-15(5) - 05-31-16	10.64	0.03•	0.25	0.28	0.02	0.03	—	0.05	—	10.87	2.67	8.80	0.10	0.10	0.65	513	37
Voya Target Retirement 2060 Fund
Class R6
12-21-15(5) - 05-31-16	10.00	0.03•	0.23	0.26	0.01	—	—	0.01	—	10.25	2.63	12.66	0.14	0.14	0.62	513	17
See Accompanying Notes to Financial Highlights

ACCOMPANYING NOTES TO FINANCIAL HIGHLIGHTS

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions, and return of capital distributions, if any, at net asset value. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.
(4)	Ratios do not include expenses of Underlying Funds.
(5)	Commencement of operations.
•	Calculated using average number of shares outstanding throughout the period.

TO OBTAIN MORE INFORMATION
You'll find more information about the Funds in our:
ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS
In the Funds' annual/semi-annual shareholder reports, you will find a discussion of the recent market conditions and principal investment strategies that significantly affected the Funds' performance during the applicable reporting period, the financial statements and the independent registered public accounting firm's reports (in the annual shareholder report only).
STATEMENT OF ADDITIONAL INFORMATION
The SAI contains more detailed information about the Funds. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the SEC.
Please write, call or visit our website for a free copy of the current annual/semi-annual shareholder reports, the SAI, or other Fund information.
To make shareholder inquiries contact:
Voya Investment Management
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034
1-800-992-0180
or visit our website at www.voyainvestments.com
This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. or call 202-551-8090 for information on the operation of the Public Reference Room. Otherwise, you may obtain the information for a fee, by contacting the SEC at:
U.S. Securities and Exchange Commission
Public Reference Section
100 F Street, N.E.
Washington, D.C. 20549
or at the e-mail address: publicinfo@sec.gov
Or obtain the information at no cost by visiting the SEC's Internet website at www.sec.gov.
When contacting the SEC, you will want to refer to the Funds' SEC file number. The file number is as follows:
Voya Separate Portfolios Trust	811-22025
Voya Target In-Retirement Fund Voya Target Retirement 2020 Fund Voya Target Retirement 2025 Fund Voya Target Retirement 2030 Fund Voya Target Retirement 2035 Fund	Voya Target Retirement 2040 Fund Voya Target Retirement 2045 Fund Voya Target Retirement 2050 Fund Voya Target Retirement 2055 Fund Voya Target Retirement 2060 Fund

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175972	(0916-093016)